UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO ETF Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Annual Report

June 30, 2012

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Fund

PIMCO 3-7 Year U.S. Treasury Index Fund

PIMCO 7-15 Year U.S. Treasury Index Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund

PIMCO Broad U.S. Treasury Index Fund

PIMCO 1-5 Year U.S. TIPS Index Fund

PIMCO 15+ Year U.S. TIPS Index Fund

PIMCO Broad U.S. TIPS Index Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Fund

PIMCO Investment Grade Corporate Bond Index Fund

PIMCO Australia Bond Index Fund

PIMCO Canada Bond Index Fund

PIMCO Germany Bond Index Fund

Actively Managed Exchange-Traded Funds

PIMCO Build America Bond Strategy Fund

PIMCO Enhanced Short Maturity Strategy Fund

PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund

PIMCO Intermediate Municipal Bond Strategy Fund

PIMCO Short Term Municipal Bond Strategy Fund

PIMCO Total Return Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		25
Financial Highlights		28
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		38
Notes to Financial Statements		91
Report of Independent Registered Public Accounting Firm		107
Federal Income Tax Information		108
Glossary		109
Management of the Trust		110
Privacy Policy		112
Approval of the Investment Management Agreement for the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund and PIMCO Total Return Exchange-Traded Fund		113

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Fund	6	43
PIMCO 3-7 Year U.S. Treasury Index Fund	7	44
PIMCO 7-15 Year U.S. Treasury Index Fund	8	45
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	9	46
PIMCO Broad U.S. Treasury Index Fund	10	47
PIMCO 1-5 Year U.S. TIPS Index Fund	11	48
PIMCO 15+ Year U.S. TIPS Index Fund	12	49
PIMCO Broad U.S. TIPS Index Fund	13	50
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	14	51
PIMCO Investment Grade Corporate Bond Index Fund	15	55
PIMCO Australia Bond Index Fund	16	59
PIMCO Canada Bond Index Fund	17	61
PIMCO Germany Bond Index Fund	18	63
PIMCO Build America Bond Strategy Fund	19	65
PIMCO Enhanced Short Maturity Strategy Fund	20	67
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund	21	73
PIMCO Intermediate Municipal Bond Strategy Fund	22	77
PIMCO Short Term Municipal Bond Strategy Fund	23	81
PIMCO Total Return Exchange-Traded Fund	24	84

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder:

Please find enclosed the Annual Report for the PIMCO ETF Trust covering the twelve-month reporting period ended June 30, 2012. On the following pages, you’ll find specific details on investment performance and a discussion of the factors that most affected performance.

During our twelve-month reporting period, we introduced two new actively-managed exchange-traded funds (“ETFs”) as well as three new single-country Smart Passive index ETFs, which help expand investor access to PIMCO’s expertise through strategies and vehicles which appeal to a wide range of investor preferences:

■

PIMCO Total Return Exchange-Traded Fund (Ticker: BOND), launched on February 29, 2012, is a diversified portfolio of high quality bonds that is actively managed in an effort to maximize return in a risk-controlled framework. BOND invests primarily in investment grade debt securities, and discloses all portfolio holdings on a daily basis.

■

PIMCO Global Advantage Inflation-Linked Bond Strategy Fund (Ticker: ILB), launched on April 30, 2012, is an actively-managed portfolio comprised of primarily high-quality inflation-linked bonds (which are fixed income securities tied to the consumer price index of a given country or region, and are designed to provide protection from inflation) that span developed and emerging markets.

■	PIMCO Canada Bond Index Fund (Ticker: CAD), launched on November 9, 2011, aims to provide focused exposure to the Canadian dollar-denominated, investment grade bond market.

■	PIMCO Germany Bond Index Fund (Ticker: BUND), launched on November 9, 2011, aims to provide focused exposure to euro-denominated, investment grade bonds issued by German issuers.

■	PIMCO Australia Bond Index Fund (Ticker: AUD), launched on October 31, 2011, aims to provide focused exposure to the Australian dollar-denominated, investment grade bond market.

PIMCO ETFs are designed to provide well-engineered solutions to meet a broad range of investor needs, offering access to PIMCO’s unique investment process and world-class portfolio management expertise in the ETF vehicle, which features portfolio transparency and intra-day pricing in a conveniently traded format. PIMCO ETFs include a range of actively-managed and Smart Passive index strategies, providing investors access to a variety of sectors, geographical regions and investment objectives.

Highlights of the financial markets during our twelve-month reporting period include:

■

Risk aversion drove down interest rates across developed markets, including in the U.S. and Germany where yields touched historic lows. By contrast, sovereign yields in Spain and Italy rose towards prohibitive levels. Yields on U.S. Treasury securities ended the period lower (with prices on these securities therefore higher), as investors looked to U.S. Treasuries for their perceived safety and quality due to increasing concern of a global economic slowdown and continued uncertainty in Europe. The benchmark ten-year U.S. Treasury note yielded 1.64% at the end of the reporting period, as compared to 3.16% on June 30, 2011.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted gains during the reporting period. Returns were driven primarily by declining intermediate and longer-dated real yields. Real yields longer than three years in maturity rallied due to overall tepid economic growth expectations and recognition that the Federal Reserve is likely to remain accommodative for a prolonged period of time. However, shorter term real yields sold off on weaker commodity prices, which translated into more muted short term inflation expectations. With nominal rates being fixed at nearly zero, any changes in short term inflation expectations cause the front end of the real yield curve to move. U.S. TIPS, however, underperformed nominal U.S. Treasuries as break-even inflation levels (or the difference between nominal and real yields) narrowed over the reporting period.

■

Municipal bonds, including both the tax-free and taxable Build America Bonds (“BABs”) sectors, struggled during the first half of the reporting period and were impacted by rising yields, an increase in new issuance, and sizeable redemptions out

2	PIMCO ETF TRUST

of municipal bond mutual funds. Yet, by the second half of the reporting period, municipal bond prices rallied as new issuances of tax-free municipal bonds declined, redemptions stabilized, and municipalities addressed budget concerns.

■

Investment grade corporate bonds lagged like-duration U.S. Treasuries amid renewed uncertainty in the eurozone and weak U.S. economic data, although corporate fundamentals generally remained robust. Despite uncertain market conditions, corporate bond issuance was resilient and primary market demand remained strong as investors continued to place a premium on liquidity.

■

High yield corporate bonds posted positive returns for the reporting period but underperformed like-duration U.S. Treasuries, as reignited contagion fears in Europe and worse than expected economic data in the U.S. weighed materially on risk assets, resulting in a flight-to-quality.

If you have any questions regarding your PIMCO ETF Trust investment, please contact your financial advisor, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in PIMCO. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO ETF Trust July 25, 2012

ANNUAL REPORT	JUNE 30, 2012	3

Important Information About the Funds

The PIMCO 0-5 Year High Yield Corporate Bond Index Fund, PIMCO 1-3 Year U.S. Treasury Index Fund, PIMCO 1-5 Year U.S. TIPS Index Fund, PIMCO 3-7 Year U.S. Treasury Index Fund, PIMCO 7-15 Year U.S. Treasury Index Fund, PIMCO 15+ Year U.S. TIPS Index Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund, PIMCO Australia Bond Index Fund, PIMCO Broad U.S. TIPS Index Fund, PIMCO Broad U.S. Treasury Index Fund, PIMCO Canada Bond Index Fund, PIMCO Germany Bond Index Fund and PIMCO Investment Grade Corporate Bond Index Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Build America Bond Strategy Fund, PIMCO Enhanced Short Maturity Strategy Fund, PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund, PIMCO Intermediate Municipal Bond Strategy Fund, PIMCO Short Term Municipal Bond Strategy Fund and PIMCO Total Return Exchange-Traded Fund unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. While we believe that bond funds have an important role to play in a well-diversified investment portfolio, an investment in a Fund alone should not constitute an entire investment program. It is important to note that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Funds. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, limited issuance risk, interest rate risk, credit risk, high yield risk, market risk, liquidity risk, equity-risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, short sale risk, convertible securities risk, derivatives risk, issuer non-diversification risk, leveraging risk, management and tracking error risk, indexing risk, issuer risk, emerging markets risk, management risk, municipal project-specific risk, Australian securities risk, Canadian securities risk and German securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Index Fund may engage in such transactions regardless of whether the Index Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (benchmark index). Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

4	PIMCO ETF TRUST

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2012	5

PIMCO 1-3 Year U.S. Treasury Index Fund

Ticker Symbol	TUZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.4%
Short-Term Instruments	1.6%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year Treasury Index Fund (Based on Net Asset Value)	0.74%	1.45%
PIMCO 1-3 Year Treasury Index Fund (At Market Price)(1)	0.70%	1.44%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.79%	1.55%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-3 Year U.S. Treasury Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 1- to 3-year segment of the U.S. Treasury yield curve were mixed over the course of the reporting period: at the 1-year point and below yields increased slightly, while yields above the 1-year point declined. The move in yields resulted in overall negative price performance of the underlying securities, though coupon returns drove positive performance for both the Fund and the Underlying Index over the reporting period.

6	PIMCO ETF TRUST

PIMCO 3-7 Year U.S. Treasury Index Fund

Ticker Symbol	FIVZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	94.3%
Short-Term Instruments	5.7%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Fund (Based on Net Asset Value)	6.67%	5.63%
PIMCO 3-7 Year U.S. Treasury Index Fund (At Market Price)(1)	6.69%	5.63%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	6.52%	5.69%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 3-7 Year U.S. Treasury Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 3- to 7-year segment of the U.S. Treasury yield curve were down over the course of the reporting period. The overall decline in yields of the underlying securities and coupon returns drove positive performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2012	7

PIMCO 7-15 Year U.S. Treasury Index Fund

Ticker Symbol	TENZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Fund (Based on Net Asset Value)	15.47%	9.17%
PIMCO 7-15 Year U.S. Treasury Index Fund (At Market Price)(1)	15.41%	9.17%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	15.38%	9.29%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 7-15 Year U.S. Treasury Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 7- to 15-year segment of the U.S. Treasury yield curve were down over the course of the reporting period. The overall decline in yields of the underlying securities and coupon returns drove positive performance for both the Fund and the Underlying Index over the reporting period.

8	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund

Ticker Symbol	ZROZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund (Based on Net Asset Value)	70.82%	21.34%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund (At Market Price)(1)	70.23%	21.15%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	69.26%	21.01%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. The principal STRIPS comprising the Underlying Index must have 25 years or more remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve were down over the reporting period. The fall in yields drove positive performance for the Fund and the Underlying Index over the course of the reporting period.

ANNUAL REPORT	JUNE 30, 2012	9

PIMCO Broad U.S. Treasury Index Fund

Ticker Symbol	TRSY

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	97.2%
Short-Term Instruments	2.8%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (10/29/2010)
PIMCO Broad U.S. Treasury Index Fund (Based on Net Asset Value)	12.69%	6.79%
PIMCO Broad U.S. Treasury Index Fund (At Market Price)(1)	12.64%	6.90%
The BofA Merrill Lynch Liquid US Treasury IndexSM±	12.66%	6.90%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Liquid U.S. Treasury IndexSM is an unmanaged index that tracks the performance of the three most recently issued 2-year, 3- year, 5-year, 7-year, 10-year and 30-year U.S. Treasury notes and bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. Treasury Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields at the 1-year point and below on the U.S. Treasury yield curve were up over the course of the reporting period, and down at all other points. The overall decline in yields of the underlying securities and coupon returns drove positive performance for both the Fund and the Underlying Index over the reporting period.

10	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Fund

Ticker Symbol	STPZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.9%
Short-Term Instruments	0.1%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Fund (Based on Net Asset Value)	1.71%	4.39%
PIMCO 1-5 Year U.S. TIPS Index Fund (At Market Price)(1)	1.62%	4.37%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	1.78%	4.61%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-5 Year U.S. TIPS Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: real yields were up from the 1- to 3-year points, but down otherwise. Overall, this drove positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also contributed positively to returns.

ANNUAL REPORT	JUNE 30, 2012	11

PIMCO 15+ Year U.S. TIPS Index Fund

Ticker Symbol	LTPZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Fund (Based on Net Asset Value)	26.53%	15.73%
PIMCO 15+ Year U.S. TIPS Index Fund (At Market Price)(1)	26.40%	15.71%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	26.60%	15.87%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity greater than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 15+ Year U.S. TIPS Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, declined in the longer maturity section of the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, driving positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also contributed positively to returns.

12	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Fund

Ticker Symbol	TIPZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Fund (Based on Net Asset Value)	12.21%	9.75%
PIMCO Broad U.S. TIPS Index Fund (At Market Price)(1)	12.07%	9.72%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	12.33%	9.93%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. TIPS Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: real yields were up from the 1- to 3-year points, but down otherwise. Overall, this drove positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also contributed positively to returns.

ANNUAL REPORT	JUNE 30, 2012	13

PIMCO 0-5 Year High Yield Corporate Bond Index Fund

Ticker Symbol	HYS

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	93.2%
Short-Term Instruments	6.8%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Fund (Based on Net Asset Value)	5.16%	5.41%
PIMCO 0-5 Year High Yield Corporate Bond Index Fund (At Market Price)(1)	5.32%	5.80%
The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM±	5.65%	5.75%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Over the reporting period, yields in the short term segment of the U.S. high yield market rose. However, coupon returns were greater than the negative price performance of underlying securities, resulting in net positive performance for the Fund and the Underlying Index.

14	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Fund

Ticker Symbol	CORP

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Industrials	52.5%
Banking & Finance	33.8%
Utilities	13.1%
Short-Term Instruments	0.6%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Fund (Based on Net Asset Value)	9.20%	6.49%
PIMCO Investment Grade Corporate Bond Index Fund (At Market Price)(1)	9.32%	6.57%
The BofA Merrill Lynch US Corporate IndexSM±	9.15%	6.70%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

A decrease in U.S. Treasury yields beyond the 1-year point as well as coupon returns offset a widening of option-adjusted spreads, driving positive performance for both the Fund and the Underlying Index over the reporting period.

ANNUAL REPORT	JUNE 30, 2012	15

PIMCO Australia Bond Index Fund

Ticker Symbol	AUD

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Australia	71.6%
Supranational	19.0%
Germany	4.3%
United Kingdom	3.0%
Netherlands	2.1%
‡	% of Total Investments as of 06/30/12

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (10/31/2011)
PIMCO Australia Bond Index Fund (Based on Net Asset Value)	4.16%
PIMCO Australia Bond Index Fund (At Market Price)(1)	3.36%
The BofA Merrill Lynch Diversified Australia Bond IndexSM±	4.50%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Australia Bond IndexSM tracks the performance of large, Australian dollar (“AUD”)-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi government, corporate, securitized and collateralized securities. All qualifying securities must have at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying Australian sovereign securities must have a minimum amount outstanding of AUD 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of AUD 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.51%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Australia Bond Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Australia Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Australian dollar-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi-government, corporate securitized and collateralized securities. Qualifying constituents must have an investment-grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	The Fund commenced operations on October 31, 2011.

»

Australian government yields declined over the reporting period while the Australian dollar weakened versus the U.S. dollar. The net result was positive performance for both the Fund and the Underlying Index.

16	PIMCO ETF TRUST

PIMCO Canada Bond Index Fund

Ticker Symbol	CAD

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Canada	100.0%
‡	% of Total Investments as of 06/30/12

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (11/09/2011)
PIMCO Canada Bond Index Fund (Based on Net Asset Value)	4.18%
PIMCO Canada Bond Index Fund (At Market Price)(1)	4.18%
The BofA Merrill Lynch Diversified Canada Government Bond IndexSM±	3.57%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Canada Government Bond IndexSM tracks the performance of large, Canadian dollar (“CAD”)-denominated investment grade debt instruments publicly issued in the Canadian domestic market including Canadian sovereign and quasi-government securities. All Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of CAD 1 billion for Canadian sovereign securities and a minimum amount outstanding of CAD 200 million for Canadian quasi-government-securities. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.52%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Canada Bond Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Canada Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Canadian dollar-denominated investment grade debt instruments publicly issued in the Canadian domestic market, including Canadian sovereign and quasi-government securities. Qualifying constituents must have an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	The Fund commenced operations on November 9, 2011.

»

Canadian government yields rose from the 6-month to 3-year portion of the yield curve, but otherwise fell while the Canadian dollar strengthened slightly versus the U.S. dollar. The net result was positive performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2012	17

PIMCO Germany Bond Index Fund

Ticker Symbol	BUND

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Germany	83.7%
Netherlands	16.3%
‡	% of Total Investments as of 06/30/12

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (11/09/2011)
PIMCO Germany Bond Index Fund (Based on Net Asset Value)	-3.29%
PIMCO Germany Bond Index Fund (At Market Price)(1)	-2.95%
The BofA Merrill Lynch Diversified Germany Bond IndexSM±	-3.26%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Germany Bond IndexSM tracks the performance of large, Euro (“EUR”)-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. All Qualifying securities must be an obligation of a German entity with at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying German sovereign securities must have a minimum amount outstanding of EUR 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of EUR 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.49%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Germany Bond Index Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Germany Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Euro-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euromember domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must be an obligation of a German entity with an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	The Fund commenced operations on November 9, 2011.

»

German government bond yields were down across the yield curve except at the 3-month point while the euro weakened versus the U.S. dollar. The net result was negative performance for both the Fund and the Underlying Index.

18	PIMCO ETF TRUST

PIMCO Build America Bond Strategy Fund

Ticker Symbol	BABZ

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

California	39.6%
New York	14.2%
Illinois	12.6%
New Jersey	7.8%
Short-Term Instruments	5.4%
Other	20.4%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (09/20/2010)
PIMCO Build America Bond Strategy Fund (Based on Net Asset Value)	22.27%	13.83%
PIMCO Build America Bond Strategy Fund (At Market Price)(1)	23.04%	13.90%
Barclays Build America Bond Index±	24.09%	15.61%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Build America Bond Index is a subset of the Barclays Taxable Municipal Bond Index. The sub-Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Bond Index. The Barclays Taxable Municipal Bond Index represents securities that are SEC-registered, taxable, dollar denominated, and have at least one year to final maturity, at least $250 million par amount outstanding and are determined to be investment-grade by Barclays. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Build America Bond Strategy Fund seeks maximum income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program.

»	The Fund’s 30 Day SEC yield(a) after fees for June 30, 2012 was 4.11% while the estimated yield to maturity(b) was 4.58%.

»	An underweight duration position (or sensitivity to changes in market interest rates) throughout the reporting period detracted from performance as yields fell across the yield curve.

»	A focus on revenue municipal bonds relative to general obligation municipal bonds contributed to performance as revenue bonds outperformed general obligation issues during the reporting period.

»	An overweight exposure to transportation and healthcare securities contributed to performance as returns in these sectors outperformed the general municipal bond market.

»	An overweight exposure to electric bonds detracted from returns as these securities underperformed the general municipal bond market.

»	An underweight to education securities detracted from returns as the sector outperformed the general municipal bond market.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

(b) The Yield to Maturity (“YTM”) is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. PIMCO calculates a Fund’s estimated YTM by averaging the YTM of each security held in the Fund on a market weighted basis by selecting each security’s YTM from PIMCO’s analytics database or from Bloomberg. A Fund’s estimated YTM may differ from its distribution yield or SEC yield due to a number of factors, including unsettled trades and Fund expenses.

ANNUAL REPORT	JUNE 30, 2012	19

PIMCO Enhanced Short Maturity Strategy Fund

Ticker Symbol	MINT

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	62.9%
Short-Term Instruments	8.8%
U.S. Government Agencies	8.4%
Asset-Backed Securities	7.8%
Mortgage-Backed Securities	5.1%
Other	7.0%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Strategy Fund (Based on Net Asset Value)	1.13%	1.42%
PIMCO Enhanced Short Maturity Strategy Fund (At Market Price)(1)	1.11%	1.41%
Citigroup 3-Month Treasury Bill Index±	0.04%	0.09%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Enhanced Short Maturity Strategy Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	As of June 29, 2012, the Fund’s 30 Day SEC yield(a) was 0.98% while the estimated yield to maturity(b) was 1.22%.

»

An above-benchmark duration (or sensitivity to changes in market interest rates) with emphasis on the 1- to 5-year portion of the yield curve was positive for performance as the U.S. Treasury yield curve flattened with intermediate rates falling more than short-term rates rose.

»	An allocation to investment grade corporates added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to emerging markets external debt benefited performance.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

(b) The Yield to Maturity (“YTM”) is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. PIMCO calculates a Fund’s estimated YTM by averaging the YTM of each security held in the Fund on a market weighted basis by selecting each security’s YTM from PIMCO’s analytics database or from Bloomberg. A Fund’s estimated YTM may differ from its distribution yield or SEC yield due to a number of factors, including unsettled trades and Fund expenses.

20	PIMCO ETF TRUST

PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund

Ticker Symbol	ILB

Allocation Breakdown‡
United States	17.7%
Mexico	16.7%
Short-Term Instruments	12.2%
Brazil	11.0%
Canada	7.3%
Japan	6.7%
Germany	5.7%
South Africa	5.4%
Other	17.3%

‡ % of Total Investments as of 06/30/12

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund (Based on Net Asset Value)	0.56%
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund (At Market Price)(1)	1.12%
Barclays Universal Government Inflation-Linked Bond Index±	1.06%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Unhedged)±±	-1.26%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Inflation-Linked Bond Index (USD Unhedged). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.72%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States). Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

»	The Fund commenced operations on April 30, 2012.

»	As of June 29, 2012, the Fund’s 30 Day SEC yield(a) was 2.91% while the estimated yield to maturity(b) was 3.44%.

»	An overweight to real duration (or sensitivity to changes in real interest rates) in Mexico was positive for performance as real rates were down across the yield curve.

»

A focus on intermediate-maturity U.S. Treasury Inflation-Protected Securities (“TIPS”) was positive for returns as real yields rallied in this portion of the U.S. TIPS yield curve; furthermore, an underweight to short-maturity U.S. TIPS also benefited returns as real yields sold off in this portion of the U.S. TIPS yield curve.

»	Exposure to intermediate Brazilian real duration was positive for returns as real yields rallied.

»	An overweight to Canadian real duration contributed to returns as yields rallied.

»	Overweights in currency exposure to the Mexican peso and the South African rand detracted from returns as these currencies weakened versus the U.S. dollar.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

(b) The Yield to Maturity (“YTM”) is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. PIMCO calculates a Fund’s estimated YTM by averaging the YTM of each security held in the Fund on a market weighted basis by selecting each security’s YTM from PIMCO’s analytics database or from Bloomberg. A Fund’s estimated YTM may differ from its distribution yield or SEC yield due to a number of factors, including unsettled trades and Fund expenses.

ANNUAL REPORT	JUNE 30, 2012	21

PIMCO Intermediate Municipal Bond Strategy Fund

Ticker Symbol	MUNI

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

California	13.7%
Texas	12.7%
New York	12.1%
Florida	7.6%
Ohio	6.0%
Illinois	5.7%
New Jersey	5.3%
Other	36.9%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Strategy Fund (Based on Net Asset Value)	6.88%	5.26%
PIMCO Intermediate Municipal Bond Strategy Fund (At Market Price)(1)	6.86%	5.25%
Barclays 1-15 Year Municipal Bond Index±	7.50%	5.45%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Intermediate Municipal Bond Strategy Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

The Fund’s 30 Day SEC Yield(a) after fees for June 30, 2012 was 1.45%, or 2.22% on a fully tax adjusted basis assuming a federal tax rate of 35.0%, or 1.61% assuming a federal tax rate of 10.0%. Your tax adjusted yield may differ depending on your tax bracket.

»

Duration positioning (or sensitivity to changes in market interest rates) was generally managed below the benchmark throughout most of the reporting period, which detracted from returns as municipal yields moved lower throughout the reporting period.

»	An overweight exposure to healthcare and corporate-backed sectors was positive for returns as these sectors outperformed the general municipal bond index.

»	An underweight exposure to the transportation sector detracted from performance as the sector outperformed the general municipal bond index.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

22	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Strategy Fund

Ticker Symbol	SMMU

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	19.7%
California	12.9%
Illinois	8.1%
Arizona	6.6%
Connecticut	6.4%
Washington	6.3%
Texas	6.1%
Other	33.9%
‡	% of Total Investments as of 06/30/12

Average Annual Total Return for the period ended June 30, 2012
	1 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Strategy Fund (Based on Net Asset Value)	1.36%	1.55%
PIMCO Short Term Municipal Bond Strategy Fund (At Market Price)(1)	1.61%	1.54%
Barclays 1-3 Year Municipal Bond Index±	1.97%	2.08%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-3 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to four years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Short Term Municipal Bond Strategy Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

The Fund’s 30 Day SEC Yield(a) after fees for June 30, 2012 was 0.38%, or 0.59% on a fully tax adjusted basis assuming a federal tax rate of 35.0%, or 0.42% assuming a federal tax rate of 10.0%. Your tax adjusted yield may differ depending on your tax bracket.

»

An underweight duration positioning (or sensitivity to changes in market interest rates) throughout most of the reporting period detracted from returns as municipal bond yields fell across the municipal yield curve.

»	An overweight to dedicated revenue municipal bonds versus general obligation municipal bonds was positive for returns as revenue bonds outperformed general obligation bonds over the reporting period.

»	An overweight exposure to healthcare and corporate-backed municipal bonds was positive for returns as these sectors outperformed the general municipal bond index.

»	An underweight exposure to the lease-backed municipal bond sector detracted from performance as the sector outperformed the general municipal bond index.

»	An overweight exposure to the transportation sector was positive for returns as the segment outperformed the general municipal bond index.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

ANNUAL REPORT	JUNE 30, 2012	23

PIMCO Total Return Exchange-Traded Fund

Ticker Symbol	BOND

Allocation Breakdown‡
U.S. Government Agencies	32.7%
Short-Term Instruments	15.6%
Corporate Bonds & Notes	14.4%
Mortgage-Backed Securities	13.8%
U.S. Treasury Obligations	12.5%
Sovereign Issues	8.3%
Other	2.7%

‡ % of Total Investments as of 06/30/12

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2012
Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	6.27%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	6.22%
Barclays U.S. Aggregate Index±	1.50%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.59%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Total Return Exchange-Traded Fund seeks to provide maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on February 29, 2012.

»	As of June 29, 2012, the Fund’s 30 Day SEC yield(a) was 2.93% while the estimated yield to maturity(b) was 3.63%.

»

An average overweight to U.S. duration (or sensitivity to changes in market interest rates), with a focus on the intermediate portion of the yield curve during the first half of the fiscal year, added to returns as the 10-year U.S. Treasury yield fell over this period.

»	Non-Agency mortgage positions added to returns as prices on these securities rose.

»	An overweight to Agency mortgage-backed securities in the first half of the fiscal year added to returns as lower coupons fared better than higher coupons.

»	Duration exposure to local debt in Mexico added to performance as the interest rates fell in this country.

»	Exposure to a basket of emerging market currencies, particularly the Mexican peso, detracted from performance as these currencies depreciated relative to the U.S. dollar.

(a) The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

(b) The Yield to Maturity (“YTM”) is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. PIMCO calculates a Fund’s estimated YTM by averaging the YTM of each security held in the Fund on a market weighted basis by selecting each security’s YTM from PIMCO’s analytics database or from Bloomberg. A Fund’s estimated YTM may differ from its distribution yield or SEC yield due to a number of factors, including unsettled trades and Fund expenses.

24	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2012 to June 30, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period*	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Fund	$1,000.00	$1,000.60	$0.45	$1,000.00	$1,024.42	$0.45	0.09%
PIMCO 3-7 Year U.S. Treasury Index Fund	1,000.00	1,014.00	0.75	1,000.00	1,024.12	0.75	0.15
PIMCO 7-15 Year U.S. Treasury Index Fund	1,000.00	1,032.50	0.76	1,000.00	1,024.12	0.75	0.15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	1,000.00	1,061.10	0.77	1,000.00	1,024.12	0.75	0.15
PIMCO Broad U.S. Treasury Index Fund	1,000.00	1,020.90	0.75	1,000.00	1,024.12	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Fund	1,000.00	1,009.70	1.00	1,000.00	1,023.87	1.01	0.20
PIMCO 15+ Year U.S. TIPS Index Fund	1,000.00	1,073.50	1.03	1,000.00	1,023.87	1.01	0.20
PIMCO Broad U.S. TIPS Index Fund	1,000.00	1,041.00	1.01	1,000.00	1,023.87	1.01	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	1,000.00	1,057.40	2.81	1,000.00	1,022.13	2.77	0.55
PIMCO Investment Grade Corporate Bond Index Fund	1,000.00	1,051.10	1.02	1,000.00	1,023.87	1.01	0.20
PIMCO Australia Bond Index Fund	1,000.00	1,053.90	2.30	1,000.00	1,022.63	2.26	0.45
PIMCO Canada Bond Index Fund	1,000.00	1,017.80	2.26	1,000.00	1,022.63	2.26	0.45
PIMCO Germany Bond Index Fund	1,000.00	1,010.40	2.25	1,000.00	1,022.63	2.26	0.45
PIMCO Build America Bond Strategy Fund	1,000.00	1,072.10	2.32	1,000.00	1,022.63	2.26	0.45
PIMCO Enhanced Short Maturity Strategy Fund	1,000.00	1,015.70	1.75	1,000.00	1,023.12	1.76	0.35
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund(a)	1,000.00	1,005.60	1.02	1,000.00	1,021.83	3.07	0.61

ANNUAL REPORT	JUNE 30, 2012	25

Expense Examples  (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period*	Beginning Account Value (01/01/12)	Ending Account Value (06/30/12)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Intermediate Municipal Bond Strategy Fund	$1,000.00	$1,023.80	$1.76	$1,000.00	$1,023.12	$1.76	0.35%
PIMCO Short Term Municipal Bond Strategy Fund	1,000.00	1,007.20	1.75	1,000.00	1,023.12	1.76	0.35
PIMCO Total Return Exchange-Traded Fund(b)	1,000.00	1,062.70	1.89	1,000.00	1,022.13	2.77	0.55

* Expenses paid during the period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/30/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 61/366 for the PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund (to reflect the period since the inception date of 4/30/12). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

(b) The Beginning Account Value is reflective as of 2/29/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 122/366 for the PIMCO Total Return Exchange-Traded Fund (to reflect the period since the inception date of 2/29/12). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

26	PIMCO ETF TRUST

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ANNUAL REPORT	JUNE 30, 2012	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO 1-3 Year U.S. Treasury Index Fund
06/30/2012	$51.00	$0.29	$0.08	$0.37	$(0.29)	$(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00
06/30/2010	49.94	0.43	0.84	1.27	(0.43)	(0.02)
06/01/2009 - 06/30/2009	50.00	0.03	(0.06)	(0.03)	(0.03)	0.00
PIMCO 3-7 Year U.S. Treasury Index Fund
06/30/2012	$78.36	$1.29	$3.91	$5.20	$(1.28)	$(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)
10/30/2009 - 06/30/2010	75.34	1.08	2.53	3.61	(1.04)	0.00
PIMCO 7-15 Year U.S. Treasury Index Fund
06/30/2012	$78.21	$1.86	$10.13	$11.99	$(1.77)	$(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)
09/10/2009 - 06/30/2010	75.67	1.94	3.65	5.59	(1.98)	(0.05)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund
06/30/2012	$70.18	$3.27	$46.15	$49.42	$(3.22)	$0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00
10/30/2009 - 06/30/2010	76.98	2.24	5.93	8.17	(2.13)	0.00
PIMCO Broad U.S. Treasury Index Fund
06/30/2012	$98.11	$1.43	$10.95	$12.38	$(1.36)	$(0.68)
10/29/2010 - 06/30/2011	100.36	1.26	(2.26)	(1.00)	(1.25)	0.00
PIMCO 1-5 Year U.S. TIPS Index Fund
06/30/2012	$53.30	$0.81	$0.10	$0.91	$(0.75)	$(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)
08/20/2009 - 06/30/2010	50.00	0.86	1.71	2.57	(0.78)	0.00
PIMCO 15+ Year U.S. TIPS Index Fund
06/30/2012	$56.04	$1.65	$13.11	$14.76	$(1.58)	$0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00
09/03/2009 - 06/30/2010	50.01	1.22	4.20	5.42	(1.26)	0.00
PIMCO Broad U.S. TIPS Index Fund
06/30/2012	$54.58	$1.40	$5.23	$6.63	$(1.28)	$0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)
09/03/2009 - 06/30/2010	50.01	0.96	2.97	3.93	(0.92)	(0.07)
PIMCO 0-5 Year High Yield Corporate Bond Index Fund
06/30/2012	$100.29	$6.06	$(1.13)	$4.93	$(5.60)	$0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00
PIMCO Investment Grade Corporate Bond Index Fund
06/30/2012	$99.76	$3.44	$5.61	$9.05	$(3.35)	$0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)
PIMCO Australia Bond Index Fund
10/31/2011 - 06/30/2012	$100.00	$2.53	$1.56	$4.09	$(2.23)	$0.00
PIMCO Canada Bond Index Fund
11/09/2011 - 06/30/2012	$100.00	$1.32	$2.86	$4.18	$(1.05)	$0.00
PIMCO Germany Bond Index Fund
11/09/2011 - 06/30/2012	$100.00	$0.88	$(4.17)	$(3.29)	$(0.21)	$0.00
PIMCO Build America Bond Strategy Fund
06/30/2012	$49.36	$2.53	$8.17	$10.70	$(2.55)	$(1.30)
09/20/2010 - 06/30/2011	50.00	2.09	(0.72)	1.37	(2.01)	0.00
PIMCO Enhanced Short Maturity Strategy Fund
06/30/2012	$101.04	$1.06	$0.07	$1.13	$(1.03)	$(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)
11/16/2009 - 06/30/2010	100.00	0.32	0.37	0.69	(0.35)	0.00
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund
04/30/2012 - 06/30/2012	$50.00	$0.30	$(0.02)	$0.28	$0.00	$0.00
PIMCO Intermediate Municipal Bond Strategy Fund
06/30/2012	$51.44	$1.22	$2.29	$3.51	$(1.19)	$(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)
11/30/2009 - 06/30/2010	50.00	0.63	0.61	1.24	(0.61)	0.00
PIMCO Short Term Municipal Bond Strategy Fund
06/30/2012	$50.36	$0.48	$0.20	$0.68	$(0.47)	$(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00
02/01/2010 - 06/30/2010	50.00	0.21	0.14	0.35	(0.22)	0.00
PIMCO Total Return Exchange-Traded Fund
02/29/2012 - 06/30/2012	$100.00	$1.00	$5.26	$6.26	$(0.71)	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets includes interest expense of 1 basis point.

28	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(0.39)	$50.98	0.74%	$132,657	0.09%		0.15%		0.57%		8%
0.00	(0.40)	51.00	1.26	107,206	0.09		0.15		0.78		18
0.00	(0.45)	50.76	2.56	86,400	0.09		0.19		0.83		256
0.00	(0.03)	49.94	(0.06)	40,051	0.09	*	1.88	*	0.76	*	18

$0.00	$(1.62)	$81.94	6.67%	$21,852	0.15%		0.15%		1.59%		37%
0.00	(2.23)	78.36	3.49	20,895	0.15		0.15		1.83		48
0.00	(1.04)	77.91	4.85	51,942	0.15	*	0.41	*	2.14	*	178

$0.00	$(2.44)	$87.76	15.47%	$37,446	0.15%		0.15%		2.17%		24%
0.00	(3.34)	78.21	3.00	8,342	0.15		0.15		2.87		76
0.00	(2.03)	79.23	7.54	14,790	0.15	*	0.86	*	3.31	*	209

$0.00	$(3.22)	$116.38	70.82%	$169,915	0.15%		0.15%		3.15%		11%
0.00	(3.23)	70.18	(11.69)	40,705	0.15		0.15		4.41		50
0.00	(2.13)	83.02	11.02	21,586	0.15	*	0.83	*	4.56	*	39

$0.00	$(2.04)	$108.45	12.69%	$19,520	0.15%		0.15%		1.35%		211%
0.00	(1.25)	98.11	(0.98)	9,811	0.15	*	0.99	*	1.95	*	219

$0.00	$(0.82)	$53.39	1.71%	$999,496	0.20%		0.20%		1.51%		31%
0.00	(1.43)	53.30	5.70	1,184,369	0.20		0.21		3.50		17
0.00	(0.78)	51.79	5.17	539,680	0.20	*	0.23	*	2.02	*	5

$0.00	$(1.58)	$69.22	26.53%	$375,182	0.20%		0.20%		2.53%		11%
0.00	(2.17)	56.04	7.58	258,901	0.20		0.20		4.76		38
0.00	(1.26)	54.17	10.95	22,753	0.20	*	0.70	*	3.02	*	35

$0.00	$(1.28)	$59.93	12.21%	$109,678	0.20%		0.20%		2.38%		6%
0.00	(2.22)	54.58	7.39	56,219	0.20		0.21		4.04		20
0.00	(0.99)	52.95	7.91	28,063	0.20	*	0.61	*	2.35	*	122

$0.00	$(5.60)	$99.62	5.16%	$323,771	0.55%		0.55%		6.14%		33%
0.00	(0.16)	100.29	0.45	25,073	0.55	*	7.30	*	4.65	*	0

$0.00	$(3.35)	$105.46	9.20%	$256,267	0.20%		0.20%		3.32%		5%
0.00	(2.61)	99.76	2.40	72,821	0.20	*	0.34	*	3.36	*	69

$0.00	$(2.23)	$101.86	4.16%	$28,521	0.45	%*	0.70	%*	3.89	%*	37%

$0.00	$(1.05)	$103.13	4.18%	$18,564	0.45	%*	0.88	%*	2.05	%*	91%

$(0.59)	$(0.80)	$95.91	(3.29)%	$2,877	0.45	%*	0.95	%*	1.43	%*	130%

$0.00	$(3.85)	$56.21	22.27%	$37,101	0.45%		0.45%		4.65%		71%
0.00	(2.01)	49.36	2.93	27,644	0.45	*	0.89	*	5.60	*	115

$0.00	$(1.09)	$101.08	1.13%	$1,715,342	0.35%		0.35%		1.05%		229%
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280
0.00	(0.35)	100.34	0.69	656,227	0.35	*	0.41	*	0.57	*	276

$0.00	$0.00	$50.28	0.56%	$28,156	0.61	%*(c)	2.14	%*(c)	3.63	%*	381%

$0.00	$(1.25)	$53.70	6.88%	$153,576	0.35%		0.35%		2.30%		11%
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44
0.00	(0.61)	50.63	2.50	43,543	0.35	*	0.91	*	2.14	*	72

$0.00	$(0.50)	$50.54	1.36%	$43,463	0.35%		0.35%		0.96%		17%
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35
0.00	(0.22)	50.13	0.70	18,046	0.35	*	2.17	*	1.09	*	4

$0.00	$(0.71)	$105.55	6.27%	$1,765,865	0.55	%*	0.62	%*	2.86	%*	322%

ANNUAL REPORT	JUNE 30, 2012	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Fund	PIMCO 3-7 Year U.S. Treasury Index Fund	PIMCO 7-15 Year U.S. Treasury Index Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	PIMCO Broad U.S. Treasury Index Fund	PIMCO 1-5 Year U.S. TIPS Index Fund

Assets:
Investments, at value	$132,300	$20,608	$37,076	$169,735	$18,917	$993,027
Repurchase agreements, at value	2,207	1,240	0	0	548	561
Cash	0	0	26	70	0	0
Foreign currency, at value	0	0	0	0	0	0
Receivable for investments sold	6,337	0	0	11,712	0	3,301
Receivable for Fund shares sold	0	0	0	9,310	0	0
Interest receivable	220	159	398	0	78	6,011
Unrealized appreciation on foreign currency contracts	0	0	0	0	0	0
	141,064	22,007	37,500	190,827	19,543	1,002,900

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0	$0
Payable for investments purchased	3,247	125	0	10,546	0	0
Payable for Fund shares redeemed	5,098	0	0	9,310	0	0
Dividends payable	45	26	49	1,029	20	3,183
Accrued management fees	11	3	4	22	2	170
Reimbursement to PIMCO	6	1	1	5	1	51
Other liabilities	0	0	0	0	0	0
	8,407	155	54	20,912	23	3,404

Net Assets	$132,657	$21,852	$37,446	$169,915	$19,520	$999,496

Net Assets Consist of:
Paid in capital	$132,022	$20,784	$35,954	$149,536	$18,474	$991,583
Undistributed (overdistributed) net investment income	(92)	(68)	(8)	26	7	131
Accumulated undistributed net realized gain (loss)	332	164	98	(2,520)	509	567
Net unrealized appreciation (depreciation)	395	972	1,402	22,873	530	7,215
	$132,657	$21,852	$37,446	$169,915	$19,520	$999,496

Shares Issued and Outstanding	2,602	267	427	1,460	180	18,720

Net Asset Value Per Share	$50.98	$81.94	$87.76	$116.38	$108.45	$53.39

Cost of Investments	$131,905	$19,636	$35,674	$146,862	$18,387	$985,812
Cost of Repurchase Agreements	$2,207	$1,240	$0	$0	$548	$561
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

30	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

PIMCO 15+ Year U.S. TIPS Index Fund	PIMCO Broad U.S. TIPS Index Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Fund	PIMCO Investment Grade Corporate Bond Index Fund	PIMCO Australia Bond Index Fund	PIMCO Canada Bond Index Fund	PIMCO Germany Bond Index Fund	PIMCO Build America Bond Strategy Fund

$374,316	$108,721	$299,771	$252,035	$25,627	$18,092	$2,811	$34,924
0	0	21,707	1,551	0	0	0	1,901
30	39	0	0	0	0	0	0
0	0	0	0	2,602	390	21	0
6,943	604	0	0	0	0	227	0
0	0	0	0	0	0	0	0
2,055	721	6,503	3,389	305	112	56	434
0	0	0	0	1	1	0	0
383,344	110,085	327,981	256,975	28,535	18,595	3,115	37,259

$0	$0	$2,180	$0	$0	$0	$0	$0
6,998	0	300	0	0	0	236	0
0	0	0	0	0	0	0	0
1,084	384	1,576	656	3	23	0	142
64	19	146	43	10	7	1	14
16	4	8	8	1	1	1	2
0	0	0	1	0	0	0	0
8,162	407	4,210	708	14	31	238	158

$375,182	$109,678	$323,771	$256,267	$28,521	$18,564	$2,877	$37,101

$336,815	$100,870	$320,905	$247,450	$27,747	$18,159	$3,008	$33,528
(77)	20	347	140	21	14	(23)	(44)
(2,661)	(19)	(54)	(519)	(6)	70	0	1,034
41,105	8,807	2,573	9,196	759	321	(108)	2,583
$375,182	$109,678	$323,771	$256,267	$28,521	$18,564	$2,877	$37,101

5,420	1,830	3,250	2,430	280	180	30	660

$69.22	$59.93	$99.62	$105.46	$101.86	$103.13	$95.91	$56.21

$333,211	$99,914	$297,198	$242,839	$24,887	$17,773	$2,916	$32,341
$0	$0	$21,707	$1,551	$0	$0	$0	$1,901
$0	$0	$0	$0	$2,587	$388	$20	$0

ANNUAL REPORT	JUNE 30, 2012	31

Statements of Assets and Liabilities (Cont.)

June 30, 2012

(Amounts in thousands, except per share amounts)	PIMCO Enhanced Short Maturity Strategy Fund	PIMCO Global Advantage® Inflation- Linked Bond Strategy Fund	PIMCO Intermediate Municipal Bond Strategy Fund	PIMCO Short Term Municipal Bond Strategy Fund	PIMCO Total Return Exchange- Traded Fund

Assets:
Investments, at value	$1,709,516	$26,241	$152,207	$42,264	$2,062,723
Repurchase agreements, at value	2,100	2,059	1,395	793	129,387
Cash	148	0	3	0	271
Foreign currency, at value	0	187	0	0	3,923
Receivable for investments sold	27,286	234	0	0	361,327
Receivable for Fund shares sold	21,232	0	0	0	63,359
Interest receivable	11,148	120	1,515	453	6,018
Unrealized appreciation on foreign currency contracts	0	93	0	0	4,646
	1,771,430	28,934	155,120	43,510	2,631,654

Liabilities:
Payable for reverse repurchase agreements	$30,789	$0	$0	$0	$0
Payable for investments purchased	23,201	111	1,222	0	777,358
Payable for investments purchased on a delayed-delivery basis	0	537	0	0	8,912
Payable for short sales	0	0	0	0	59,511
Deposits from counterparty	0	0	0	0	7,130
Dividends payable	1,515	0	271	32	3,429
Accrued management fees	506	14	45	13	667
Reimbursement to PIMCO	76	0	6	2	12
Unrealized depreciation on foreign currency contracts	0	116	0	0	8,770
Other liabilities	1	0	0	0	0
	56,088	778	1,544	47	865,789

Net Assets	$1,715,342	$28,156	$153,576	$43,463	$1,765,865

Net Assets Consist of:
Paid in capital	$1,710,650	$28,231	$147,470	$43,206	$1,735,036
Undistributed (overdistributed) net investment income	157	(61)	(38)	3	905
Accumulated undistributed net realized gain (loss)	(1,447)	269	215	5	7,717
Net unrealized appreciation (depreciation)	5,982	(283)	5,929	249	22,207
	$1,715,342	$28,156	$153,576	$43,463	$1,765,865

Shares Issued and Outstanding	16,970	560	2,860	860	16,730

Net Asset Value Per Share	$101.08	$50.28	$53.70	$50.54	$105.55

Cost of Investments	$1,703,534	$26,506	$146,278	$42,015	$2,036,436
Cost of Repurchase Agreements	$2,100	$2,059	$1,395	$793	$129,387
Cost of Foreign Currency Held	$0	$180	$0	$0	$3,840
Proceeds Received on Short Sales	$0	$0	$0	$0	$59,391

32	PIMCO ETF TRUST	See Accompanying Notes

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ANNUAL REPORT	JUNE 30, 2012	33

Statements of Operations

Year Ended June 30, 2012
(Amounts in thousands)	PIMCO 1-3 Year U.S. Treasury Index Fund	PIMCO 3-7 Year U.S. Treasury Index Fund	PIMCO 7-15 Year U.S. Treasury Index Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	PIMCO Broad U.S. Treasury Index Fund	PIMCO 1-5 Year U.S. TIPS Index Fund

Investment Income:
Interest, net of foreign taxes*	$863	$379	$379	$2,905	$265	$17,962
Miscellaneous income	0	0	0	0	0	0
Total Income	863	379	379	2,905	265	17,962

Expenses:
Management fees	194	33	24	132	26	2,096
Trustees’ fees	6	1	1	8	1	46
Organization expense	0	0	0	0	0	0
Miscellaneous expense	0	0	0	0	0	5
Total Expenses	200	34	25	140	27	2,147
Waiver and/or Reimbursement by PIMCO	(77)	0	0	(4)	0	0
Net Expenses	123	34	25	136	27	2,147

Net Investment Income	740	345	354	2,769	238	15,815

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	421	213	172	1,316	837	682
Net realized gain on in-kind redemptions	73	0	0	26,507	95	10,146
Net realized gain (loss) on futures contracts	0	0	0	0	0	(4)
Net realized (loss) on swaps	0	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(388)	832	1,459	26,916	550	(9,676)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0
Net Gain (Loss)	106	1,045	1,631	54,739	1,482	1,148

Net Increase (Decrease) in Net Assets Resulting from Operations	$846	$1,390	$1,985	$57,508	$1,720	$16,963

*Foreign tax withholdings	$0	$0	$0	$0	$0	$0

(1)	Period from October 31, 2011 to June 30, 2012.
(2)	Period from November 9, 2011 to June 30, 2012.

34	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Fund	PIMCO Broad U.S. TIPS Index Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Fund	PIMCO Investment Grade Corporate Bond Index Fund	PIMCO Australia Bond Index Fund (1)	PIMCO Canada Bond Index Fund (2)	PIMCO Germany Bond Index Fund (2)	PIMCO Build America Bond Strategy Fund

$9,056	$2,223	$10,282	$5,521	$656	$240	$109	$1,507
0	0	0	0	6	0	0	0
9,056	2,223	10,282	5,521	662	240	109	1,507

662	172	844	313	70	44	27	133
17	5	14	12	1	1	0	2
0	0	0	0	37	40	29	0
0	0	0	0	0	0	0	0
679	177	858	325	108	85	56	135
(1)	(1)	(6)	(4)	(38)	(41)	(29)	0
678	176	852	321	70	44	27	135

8,378	2,047	9,430	5,200	592	196	82	1,372

(113)	20	(40)	172	(84)	56	(207)	2,211
24,984	0	0	0	0	0	0	0
0	0	0	(8)	0	0	10	0
0	0	(7)	(14)	0	0	0	0
0	0	0	0	31	(15)	27	0
39,653	6,776	2,504	9,020	740	319	(105)	1,816
0	0	0	0	19	2	(3)	0
64,524	6,796	2,457	9,170	706	362	(278)	4,027

$72,902	$8,843	$11,887	$14,370	$1,298	$558	$(196)	$5,399

$0	$0	$0	$1	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2012	35

Statements of Operations (Cont.)

Year Ended June 30, 2012
(Amounts in thousands)	PIMCO Enhanced Short Maturity Strategy Fund	PIMCO Global Advantage® Inflation- Linked Bond Strategy Fund (3)	PIMCO Intermediate Municipal Bond Strategy Fund	PIMCO Short Term Municipal Bond Strategy Fund	PIMCO Total Return Exchange- Traded Fund (4)

Investment Income:
Interest, net of foreign taxes*	$21,803	$183	$3,090	$475	$8,460
Total Income	21,803	183	3,090	475	8,460

Expenses:
Management fees	5,430	26	407	126	1,357
Trustees’ fees	76	1	7	2	55
Organization expense	0	65	0	0	122
Interest expense	0	1	0	0	0
Total Expenses	5,506	93	414	128	1,534
Waiver and/or Reimbursement by PIMCO	0	(66)	(1)	0	(165)
Net Expenses	5,506	27	413	128	1,369

Net Investment Income	16,297	156	2,677	347	7,091

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(902)	237	222	5	7,176
Net realized gain (loss) on foreign currency transactions	0	(186)	0	0	1,595
Net change in unrealized appreciation (depreciation) on investments	3,882	(265)	4,119	113	26,167
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(18)	0	0	(3,960)
Net Gain (Loss)	2,980	(232)	4,341	118	30,978

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,277	$(76)	$7,018	$465	$38,069

*Foreign tax withholdings	$1	$0	$0	$0	$0

(3)	Period from April 30, 2012 to June 30, 2012.
(4)	Period from February 29, 2012 to June 30, 2012.

36	PIMCO ETF TRUST	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2012	37

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Fund		PIMCO 3-7 Year U.S. Treasury Index Fund		PIMCO 7-15 Year U.S. Treasury Index Fund

(Amounts in thousands)	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$740	$817	$345	$728	$354	$444
Net realized gain (loss)	421	247	213	231	172	402
Net realized gain (loss) on in-kind redemptions	73	0	0	1,073	0	295
Net change in unrealized appreciation (depreciation)	(388)	213	832	(1,082)	1,459	(866)
Net increase (decrease) resulting from operations	846	1,277	1,390	950	1,985	275

Net Equalization Credits and Charges	11	6	0	10	15	1

Distributions to Shareholders:
From net investment income	(735)	(821)	(342)	(737)	(348)	(444)
From net realized capital gains	(263)	0	(91)	(550)	(125)	(280)

Total Distributions	(998)	(821)	(433)	(1,287)	(473)	(724)

Fund Share Transactions:
Receipts for shares sold	35,808	20,350	0	12,675	27,592	6,352
Cost of shares redeemed	(10,205)	0	0	(43,385)	0	(12,351)
Net Income Equalization	(11)	(6)	0	(10)	(15)	(1)
Net increase (decrease) resulting from Fund share transactions	25,592	20,344	0	(30,720)	27,577	(6,000)

Total Increase (Decrease) in Net Assets	25,451	20,806	957	(31,047)	29,104	(6,448)

Net Assets:
Beginning of year or period	107,206	86,400	20,895	51,942	8,342	14,790
End of year or period*	$132,657	$107,206	$21,852	$20,895	$37,446	$8,342

*Including undistributed (overdistributed) net investment income of:	$(92)	$(121)	$(68)	$(73)	$(8)	$(14)

Shares of Beneficial Interest:
Shares Sold	700	400	0	160	320	80
Shares Redeemed	(200)	0	0	(560)	0	(160)
Net increase (decrease) in shares outstanding	500	400	0	(400)	320	(80)

38	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund		PIMCO Broad U.S. Treasury Index Fund		PIMCO 1-5 Year U.S. TIPS Index Fund		PIMCO 15+ Year U.S. TIPS Index Fund		PIMCO Broad U.S. TIPS Index Fund

Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Period from October 29, 2010 to June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011

$2,769	$1,829	$238	$126	$15,815	$27,307	$8,378	$9,207	$2,047	$1,591
1,316	(3,474)	837	(205)	678	1,678	(113)	(3,465)	20	65
26,507	(591)	95	0	10,146	1,982	24,984	707	0	0
26,916	(6,133)	550	(20)	(9,676)	13,980	39,653	607	6,776	1,273
57,508	(8,369)	1,720	(99)	16,963	44,947	72,902	7,056	8,843	2,929

(23)	(26)	13	0	(262)	943	295	323	10	79

(2,723)	(1,798)	(232)	(126)	(14,914)	(28,030)	(8,084)	(9,472)	(1,951)	(1,658)
0	0	(122)	0	(1,221)	(171)	0	0	0	(229)

(2,723)	(1,798)	(354)	(126)	(16,135)	(28,201)	(8,084)	(9,472)	(1,951)	(1,887)

194,319	63,329	25,479	10,036	296,546	670,857	216,823	348,363	46,567	27,114
(119,894)	(34,043)	(17,136)	0	(482,247)	(42,914)	(165,360)	(109,799)	0	0
23	26	(13)	0	262	(943)	(295)	(323)	(10)	(79)
74,448	29,312	8,330	10,036	(185,439)	627,000	51,168	238,241	46,557	27,035

129,210	19,119	9,709	9,811	(184,873)	644,689	116,281	236,148	53,459	28,156

40,705	21,586	9,811	0	1,184,369	539,680	258,901	22,753	56,219	28,063
$169,915	$40,705	$19,520	$9,811	$999,496	$1,184,369	$375,182	$258,901	$109,678	$56,219

$26	$(19)	$7	$1	$131	$(803)	$(77)	$(393)	$20	$(77)

2,000	800	240	100	5,500	12,600	3,300	6,200	800	500
(1,120)	(480)	(160)	0	(9,000)	(800)	(2,500)	(2,000)	0	0
880	320	80	100	(3,500)	11,800	800	4,200	800	500

ANNUAL REPORT	JUNE 30, 2012	39

Statements of Changes in Net Assets (Cont.)

	PIMCO 0-5 Year High Yield Corporate Bond Index Fund		PIMCO Investment Grade Corporate Bond Index Fund		PIMCO Australia Bond Index Fund

(Amounts in thousands)	Year Ended June 30, 2012	Period from June 16, 2011 to June 30, 2011	Year Ended June 30, 2012	Period from September 20, 2010 to June 30, 2011	Period from October 31, 2011 to June 30, 2012

Increase in Net Assets from:

Operations:
Net investment income	$9,430	$45	$5,200	$1,759	$592
Net realized gain (loss)	(47)	0	150	(633)	(53)
Net change in unrealized appreciation (depreciation)	2,504	69	9,020	176	759
Net increase (decrease) resulting from operations	11,887	114	14,370	1,302	1,298

Net Equalization Credits and Charges	915	0	193	12	17

Distributions to Shareholders:
From net investment income	(9,093)	(41)	(5,061)	(1,764)	(524)
From net realized capital gains	0	0	0	(31)	0
Tax basis return of capital	0	0	0	0	0

Total Distributions	(9,093)	(41)	(5,061)	(1,795)	(524)

Fund Share Transactions:
Receipts for shares sold	305,800	25,000	184,315	103,090	32,732
Cost of shares redeemed	(9,896)	0	(10,178)	(29,776)	(4,985)
Net Income Equalization	(915)	0	(193)	(12)	(17)
Net increase resulting from Fund share transactions	294,989	25,000	173,944	73,302	27,730

Total Increase in Net Assets	298,698	25,073	183,446	72,821	28,521

Net Assets:
Beginning of year or period	25,073	0	72,821	0	0
End of year or period*	$323,771	$25,073	$256,267	$72,821	$28,521

*Including undistributed (overdistributed) net investment income of:	$347	$4	$140	$(5)	$21

Shares of Beneficial Interest:
Shares Sold	3,100	250	1,800	1,030	330
Shares Redeemed	(100)	0	(100)	(300)	(50)
Net increase in shares outstanding	3,000	250	1,700	730	280

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Canada Bond Index Fund	PIMCO Germany Bond Index Fund	PIMCO Build America Bond Strategy Fund		PIMCO Enhanced Short Maturity Strategy Fund		PIMCO Global Advantage® Inflation- Linked Bond Strategy Fund

Period from November 9, 2011 to June 30, 2012	Period from November 9, 2011 to June 30, 2012	Year Ended June 30, 2012	Period from September 20, 2010 to June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Period from April 30, 2012 to June 30, 2012

$196	$82	$1,372	$1,203	$16,297	$6,374	$156
41	(170)	2,211	(577)	(902)	4,604	51
321	(108)	1,816	767	3,882	1,179	(283)
558	(196)	5,399	1,393	19,277	12,157	(76)

7	4	(19)	64	240	288	7

(153)	(22)	(1,357)	(1,263)	(16,300)	(6,919)	0
0	0	(600)	0	(995)	(2,432)	0
0	(62)	0	0	0	0	0

(153)	(84)	(1,957)	(1,263)	(17,295)	(9,351)	0

23,313	13,005	22,085	42,084	1,155,847	1,653,921	28,232
(5,154)	(9,848)	(16,070)	(14,570)	(676,214)	(1,079,227)	0
(7)	(4)	19	(64)	(240)	(288)	(7)
18,152	3,153	6,034	27,450	479,393	574,406	28,225

18,564	2,877	9,457	27,644	481,615	577,500	28,156

0	0	27,644	0	1,233,727	656,227	0
$18,564	$2,877	$37,101	$27,644	$1,715,342	$1,233,727	$28,156

$14	$(23)	$(44)	$(59)	$157	$(378)	$(61)

230	130	400	860	11,480	16,380	560
(50)	(100)	(300)	(300)	(6,720)	(10,710)	0
180	30	100	560	4,760	5,670	560

ANNUAL REPORT	JUNE 30, 2012	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Intermediate Municipal Bond Strategy Fund		PIMCO Short Term Municipal Bond Strategy Fund		PIMCO Total Return Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Period from February 29, 2012 to June 30, 2012

Increase in Net Assets from:

Operations:
Net investment income	$2,677	$1,519	$347	$273	$7,091
Net realized gain	222	178	5	30	8,771
Net change in unrealized appreciation	4,119	1,412	113	74	22,207
Net increase resulting from operations	7,018	3,109	465	377	38,069

Net Equalization Credits and Charges	44	37	5	0	3,339

Distributions to Shareholders:
From net investment income	(2,647)	(1,550)	(341)	(273)	(7,240)
From net realized capital gains	(118)	(82)	(24)	0	0

Total Distributions	(2,765)	(1,632)	(365)	(273)	(7,240)

Fund Share Transactions:
Receipts for shares sold	69,251	45,509	20,195	10,053	1,735,036
Cost of shares redeemed	(10,457)	0	0	(5,035)	0
Net Income Equalization	(44)	(37)	(5)	0	(3,339)
Net increase resulting from Fund share transactions	58,750	45,472	20,190	5,018	1,731,697

Total Increase in Net Assets	63,047	46,986	20,295	5,122	1,765,865

Net Assets:
Beginning of year or period	90,529	43,543	23,168	18,046	0
End of year or period*	$153,576	$90,529	$43,463	$23,168	$1,765,865

*Including undistributed (overdistributed) net investment income of:	$(38)	$(67)	$3	$(3)	$905

Shares of Beneficial Interest:
Shares Sold	1,300	900	400	200	16,730
Shares Redeemed	(200)	0	0	(100)	0
Net increase in shares outstanding	1,100	900	400	100	16,730

42	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Notes
0.250% due 09/15/2014	$4,285	$4,277
0.250% due 12/15/2014	3,955	3,946
0.250% due 01/15/2015	6,038	6,022
0.250% due 02/15/2015	4,779	4,763
0.250% due 05/15/2015	4,810	4,791
0.375% due 07/31/2013	5,436	5,443
0.375% due 11/15/2014	5,581	5,585
0.375% due 03/15/2015	5,300	5,298
0.375% due 04/15/2015	7,220	7,217
0.375% due 06/15/2015	3,250	3,248
0.500% due 05/31/2013	8,207	8,227
0.500% due 10/15/2013	3,850	3,861
0.500% due 11/15/2013	5,272	5,288

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.500% due 08/15/2014	$5,242	$5,261
0.500% due 10/15/2014	3,972	3,988
0.625% due 07/15/2014	5,838	5,873
0.750% due 08/15/2013	5,443	5,473
0.750% due 09/15/2013	7,441	7,485
0.750% due 12/15/2013	4,464	4,494
0.750% due 06/15/2014	6,384	6,438
1.000% due 07/15/2013	4,411	4,446
1.000% due 01/15/2014	6,443	6,512
1.000% due 05/15/2014	1,235	1,251
1.250% due 02/15/2014	5,405	5,487
1.250% due 03/15/2014	3,924	3,987
1.250% due 04/15/2014	3,580	3,639

Total U.S. Treasury Obligations (Cost $131,905)		132,300

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS 1.7%

State Street Bank and Trust Co.
0.010% due 07/02/2012	$2,207	$2,207

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $2,254. Repurchase proceeds are $2,207.)

Total Short-Term Instruments (Cost $2,207)		2,207

Total Investments 101.4% (Cost $134,112)		$134,507

Other Assets and Liabilities (Net) (1.4%)		(1,850)

Net Assets 100.0%		$132,657

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$132,300	$0	$132,300
Short-Term Instruments
Repurchase Agreements	0	2,207	0	2,207
	$0	$134,507	$0	$134,507

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	43

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 94.3%

U.S. Treasury Bonds
7.250% due 05/15/2016	$1,111	$1,394
9.250% due 02/15/2016	710	931

U.S. Treasury Notes
1.000% due 08/31/2016	180	183
1.125% due 05/31/2019	125	125
1.250% due 01/31/2019	1,018	1,033
1.250% due 04/30/2019	400	405
1.375% due 11/30/2018	294	301
1.375% due 12/31/2018	500	512
1.500% due 08/31/2018	271	280
1.500% due 03/31/2019	1,400	1,440
1.750% due 10/31/2018	759	795
1.875% due 08/31/2017	635	670
1.875% due 10/31/2017	1,115	1,177

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.250% due 07/31/2018	$518	$558
2.375% due 03/31/2016	1,536	1,641
2.375% due 05/31/2018	457	496
2.375% due 06/30/2018	293	318
2.500% due 06/30/2017	741	805
2.625% due 04/30/2018	605	664
2.750% due 12/31/2017	695	766
2.750% due 02/28/2018	300	331
3.000% due 02/28/2017	1,048	1,159
3.125% due 10/31/2016	1,016	1,124
3.125% due 04/30/2017	1,049	1,169
3.250% due 07/31/2016	1,046	1,158
3.250% due 12/31/2016	1,053	1,173

Total U.S. Treasury Obligations (Cost $19,636)		20,608

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS 5.7%

State Street Bank and Trust Co.
0.010% due 07/02/2012	$1,240	$1,240

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $1,267. Repurchase proceeds are $1,240.)

Total Short-Term Instruments (Cost $1,240)		1,240

Total Investments 100.0% (Cost $20,876)		$21,848

Other Assets and Liabilities (Net) 0.0%		4

Net Assets 100.0%		$21,852

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$20,608	$0	$20,608
Short-Term Instruments
Repurchase Agreements	0	1,240	0	1,240
	$0	$21,848	$0	$21,848

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.0%

U.S. Treasury Bonds
6.000% due 02/15/2026	$1,510	$2,216
6.250% due 08/15/2023	1,663	2,418
6.500% due 11/15/2026	1,111	1,714
7.625% due 11/15/2022	2,293	3,606
7.625% due 02/15/2025	928	1,521
7.875% due 02/15/2021	902	1,381
8.125% due 08/15/2021	2,765	4,346
8.750% due 05/15/2020	2,290	3,585

U.S. Treasury Notes
1.750% due 05/15/2022	640	646
2.000% due 02/15/2022	2,180	2,255
2.625% due 08/15/2020	3,982	4,386
3.125% due 05/15/2019	689	784
3.375% due 11/15/2019	3,316	3,839
3.625% due 02/15/2020	3,720	4,379

Total U.S. Treasury Obligations (Cost $35,674)		37,076

Total Investments 99.0% (Cost $35,674)		$37,076

Other Assets and Liabilities (Net) 1.0%		370

Net Assets 100.0%		$37,446

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S Treasury Obligations	$0	$37,076	$0	$37,076

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	45

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury Strips
0.000% due 02/15/2038	$23,375	$11,410
0.000% due 05/15/2038	23,375	11,326
0.000% due 02/15/2039	23,375	10,995
0.000% due 05/15/2039	23,375	10,913
0.000% due 08/15/2039	23,375	10,832
0.000% due 11/15/2039	23,375	10,706
0.000% due 02/15/2040	23,375	10,621
0.000% due 05/15/2040	27,235	12,237
0.000% due 08/15/2040	23,375	10,391
0.000% due 11/15/2040	23,375	10,304
0.000% due 02/15/2041	23,375	10,228
0.000% due 05/15/2041	23,375	10,123
0.000% due 08/15/2041	23,375	10,021
0.000% due 11/15/2041	23,375	9,948
0.000% due 02/15/2042	23,375	9,876
0.000% due 05/15/2042	23,375	9,804

Total U.S. Treasury Obligations (Cost $146,862)		169,735

Total Investments 99.9% (Cost $146,862)		$169,735

Other Assets and Liabilities (Net) 0.1%		180

Net Assets 100.0%		$169,915

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$169,735	$0	$169,735

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. Treasury Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 96.9%

U.S. Treasury Bonds
3.000% due 05/15/2042	$75	$79
3.125% due 11/15/2041	1,049	1,130
3.125% due 02/15/2042	1,049	1,129
3.750% due 08/15/2041	1,049	1,267

U.S. Treasury Notes
0.250% due 02/28/2014	1,049	1,048
0.250% due 12/15/2014	1,049	1,046
0.250% due 01/15/2015	1,049	1,046
0.250% due 02/15/2015	1,049	1,046
0.375% due 04/15/2015	1,200	1,199
0.875% due 01/31/2017	1,049	1,059
0.875% due 02/28/2017	1,049	1,059
0.875% due 04/30/2017	1,200	1,210
1.250% due 01/31/2019	1,049	1,064
1.375% due 02/28/2019	1,000	1,022
1.500% due 03/31/2019	1,200	1,235
2.000% due 11/15/2021	1,049	1,089
2.000% due 02/15/2022	1,049	1,085
2.125% due 08/15/2021	1,049	1,104

Total U.S. Treasury Obligations (Cost $18,387)		18,917

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 2.8%

State Street Bank and Trust Co.
0.010% due 07/02/2012	$548	$548

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $561. Repurchase proceeds are $548.)

Total Short-Term Instruments (Cost $548)		548

Total Investments 99.7% (Cost $18,935)		$19,465

Other Assets and Liabilities (Net) 0.3%		55

Net Assets 100.0%		$19,520

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$18,917	$0	$18,917
Short-Term Instruments
Repurchase Agreements	0	548	0	548
	$0	$19,465	$0	$19,465

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	47

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$136,128	$	141,849
0.125% due 04/15/2017	50,741		53,626
0.500% due 04/15/2015	76,734		79,749
1.250% due 04/15/2014	56,499		58,375
1.625% due 01/15/2015	77,931		82,887
1.875% due 07/15/2013	83,131		85,203
1.875% due 07/15/2015	68,452		74,522
2.000% due 01/15/2014	89,021		92,498
2.000% due 07/15/2014	78,948		83,722
2.000% due 01/15/2016	67,087		74,304
2.375% due 01/15/2017	66,993		77,398
2.500% due 07/15/2016	77,568		88,894

Total U.S. Treasury Obligations (Cost $985,812)			993,027

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 07/02/2012	$561	$	561

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $576. Repurchase proceeds are $561.)

Total Short-Term Instruments (Cost $561)			561

Total Investments 99.4% (Cost $986,373)		$	993,588

Other Assets and Liabilities (Net) 0.6%			5,908

Net Assets 100.0%		$	999,496

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$993,027	$0	$993,027
Short-Term Instruments
Repurchase Agreements	0	561	0	561
	$0	$993,588	$0	$993,588

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

(c)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts	$0	$0	$0	$0	$(4)	$(4)

(1)	See note 6 in the Notes to Financial Statements for additional information.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	$24,374	$25,718
1.750% due 01/15/2028	25,773	32,384
2.125% due 02/15/2040	29,705	42,330
2.125% due 02/15/2041	46,347	66,417
2.500% due 01/15/2029	27,892	38,809
3.375% due 04/15/2032	12,019	19,430
3.625% due 04/15/2028	43,910	67,889
3.875% due 04/15/2029	50,190	81,339

Total U.S. Treasury Obligations (Cost $333,211)		374,316

Total Investments 99.8% (Cost $333,211)		$374,316

Other Assets and Liabilities (Net) 0.2%		866

Net Assets 100.0%		$375,182

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$374,316	$0	$374,316

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	49

Schedule of Investments PIMCO Broad U.S. TIPS Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$716	$759
0.500% due 04/15/2015	2,270	2,359
0.625% due 04/15/2013	1,046	1,049
0.625% due 07/15/2021	3,471	3,873
0.750% due 02/15/2042	1,215	1,282
1.125% due 01/15/2021	6,042	6,968
1.250% due 04/15/2014	2,446	2,527
1.375% due 01/15/2020	7,126	8,301
1.625% due 01/15/2015	11,863	12,617
1.625% due 01/15/2018	8,162	9,329
1.750% due 01/15/2028	5,829	7,324
1.875% due 07/15/2019	2,482	2,974
2.000% due 01/15/2014	5,831	6,059
2.000% due 01/15/2026	5,174	6,619
2.125% due 02/15/2040	1,731	2,467
2.125% due 02/15/2041	3,307	4,740
2.375% due 01/15/2025	5,853	7,728
2.500% due 07/15/2016	9,135	10,469
2.500% due 01/15/2029	6,783	9,437
3.375% due 04/15/2032	1,138	1,840

Total U.S. Treasury Obligations (Cost $99,914)		108,721

Total Investments 99.1% (Cost $99,914)		$108,721

Other Assets and Liabilities (Net) 0.9%		957

Net Assets 100.0%		$109,678

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
U.S. Treasury Obligations	$0	$108,721	$0	$108,721

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 92.6%

BANKING & FINANCE 17.7%

Ally Financial, Inc.
4.500% due 02/11/2014	$7,775	$7,901
4.625% due 06/26/2015	750	755

BAC Capital Trust
4.000% due 07/16/2012 (c)	2,100	1,504

CIT Group, Inc.
4.750% due 02/15/2015	2,850	2,928
5.000% due 05/15/2017	1,500	1,546
5.250% due 04/01/2014	2,950	3,068

E*TRADE Financial Corp.
6.750% due 06/01/2016	1,500	1,534

Eksportfinans ASA
0.661% due 04/05/2013	650	632
1.875% due 04/02/2013	1,350	1,323
2.000% due 09/15/2015	2,475	2,217
2.375% due 05/25/2016	1,100	979
3.000% due 11/17/2014	800	758
5.500% due 05/25/2016	650	640
5.500% due 06/26/2017	725	705

HBOS Capital Funding LP
6.071% due 06/30/2014 (c)	3,500	2,310

Icahn Enterprises LP
7.750% due 01/15/2016	1,100	1,162

Ineos Finance PLC
9.000% due 05/15/2015	750	795

International Lease Finance Corp.
6.500% due 09/01/2014	1,900	2,014
6.750% due 09/01/2016	2,250	2,430
8.625% due 09/15/2015	2,975	3,299

iStar Financial, Inc.
5.950% due 10/15/2013	1,325	1,294
9.000% due 06/01/2017	250	246

Leucadia National Corp.
7.000% due 08/15/2013	500	523

Nuveen Investments, Inc.
10.500% due 11/15/2015	1,500	1,530

RBS Capital Trust
5.512% due 09/30/2014 (c)	2,925	1,755

Regions Financial Corp.
7.750% due 11/10/2014	2,375	2,571

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	2,825	2,910

Rouse Co. LLC
6.750% due 11/09/2015	1,750	1,838

Royal Bank of Scotland Group PLC
5.000% due 10/01/2014	750	753
5.050% due 01/08/2015	1,000	999

Springleaf Finance Corp.
5.375% due 10/01/2012	1,700	1,689
5.400% due 12/01/2015	1,900	1,591

Susser Holdings LLC
8.500% due 05/15/2016	1,050	1,147

		57,346

INDUSTRIALS 64.2%

Air Canada
9.250% due 08/01/2015	1,750	1,719

Alere, Inc.
9.000% due 05/15/2016	2,000	2,045

Alliance One International, Inc.
10.000% due 07/15/2016	650	655

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Alliant Techsystems, Inc.
6.750% due 04/01/2016	$750	$773

American Airlines, Inc.
10.500% due 10/15/2012 ^	125	134

American Axle & Manufacturing, Inc.
7.875% due 03/01/2017	1,000	1,035

Apria Healthcare Group, Inc.
11.250% due 11/01/2014	1,900	1,976

ARAMARK Corp.
8.500% due 02/01/2015	800	820

ARAMARK Holdings Corp.
8.625% due 05/01/2016 (b)	1,850	1,899

Arch Coal, Inc.
8.750% due 08/01/2016	2,225	2,136

ATP Oil & Gas Corp.
11.875% due 05/01/2015	1,550	729

Avaya, Inc.
9.750% due 11/01/2015	850	708
10.125% due 11/01/2015	1,250	1,044

Avis Budget Car Rental LLC
7.750% due 05/15/2016	250	258

Bausch & Lomb, Inc.
9.875% due 11/01/2015	1,575	1,654

Beazer Homes USA, Inc.
8.125% due 06/15/2016	300	289

Berry Plastics Corp.
8.250% due 11/15/2015	350	374
10.250% due 03/01/2016	1,450	1,501

Caesars Entertainment Operating Co., Inc.
10.750% due 02/01/2016	1,575	1,252

Case New Holland, Inc.
7.750% due 09/01/2013	2,700	2,882

Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015	1,263	1,299

CCH LLC
13.500% due 11/30/2016	1,260	1,408

Cengage Learning Acquisitions, Inc.
10.500% due 01/15/2015	1,400	1,071

Centex Corp.
6.500% due 05/01/2016	275	298

Ceridian Corp.
11.250% due 11/15/2015	1,100	1,061

Chesapeake Energy Corp.
9.500% due 02/15/2015	1,075	1,164

CityCenter Holdings LLC
7.625% due 01/15/2016	2,025	2,146

Clear Channel Communications, Inc.
5.500% due 09/15/2014	2,025	1,741

Clearwater Paper Corp.
10.625% due 06/15/2016	1,025	1,143

Clearwire Communications LLC
12.000% due 12/01/2015	2,975	2,722

Community Health Systems, Inc.
8.875% due 07/15/2015	611	628

CONSOL Energy, Inc.
8.000% due 04/01/2017	1,400	1,459

Constellation Brands, Inc.
7.250% due 09/01/2016	900	1,024
8.375% due 12/15/2014	1,600	1,824

Continental Airlines, Inc.
6.750% due 09/15/2015	750	774

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Crown Castle International Corp.
9.000% due 01/15/2015	$1,950	$2,138

CSC Holdings LLC
8.500% due 04/15/2014	1,125	1,240
8.500% due 06/15/2015	250	262

D.R. Horton, Inc.
4.750% due 05/15/2017	1,250	1,291

Dean Foods Co.
7.000% due 06/01/2016	1,425	1,521

Delta Air Lines, Inc.
9.500% due 09/15/2014	1,790	1,900

DISH DBS Corp.
6.625% due 10/01/2014	400	431
7.125% due 02/01/2016	3,825	4,217
7.750% due 05/31/2015	100	112

DJO Finance LLC
10.875% due 11/15/2014	1,925	1,997

Dole Food Co., Inc.
13.875% due 03/15/2014	800	909

Dollar General Corp.
4.125% due 07/15/2017 (a)	300	306

Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,005	1,104

El Paso LLC
7.000% due 06/15/2017	1,750	1,995

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,356

Equinox Holdings, Inc.
9.500% due 02/01/2016	1,100	1,171

Essar Steel Algoma, Inc.
9.875% due 06/15/2015	925	789

First Data Corp.
10.550% due 09/24/2015	1,537	1,579
11.250% due 03/31/2016	2,150	2,037

FMG Resources Pty. Ltd.
6.000% due 04/01/2017	2,700	2,720
6.375% due 02/01/2016	2,525	2,569
7.000% due 11/01/2015	325	333

Forest Oil Corp.
8.500% due 02/15/2014	1,825	1,907

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	2,275	2,625

Gray Television, Inc.
10.500% due 06/29/2015	250	261

Hanson Ltd.
6.125% due 08/15/2016	3,200	3,424

Harbinger Group, Inc.
10.625% due 11/15/2015	1,150	1,205

HCA, Inc.
6.500% due 02/15/2016	5,375	5,818
6.750% due 07/15/2013	225	236

Huntsman International LLC
5.500% due 06/30/2016	800	802

iGate Corp.
9.000% due 05/01/2016	600	645

INEOS Group Holdings S.A.
8.500% due 02/15/2016	1,950	1,799

Intelsat Luxembourg S.A.
11.250% due 02/04/2017	3,000	3,101
11.500% due 02/04/2017 (b)	2,350	2,435

JC Penney Corp., Inc.
9.000% due 08/01/2012	600	605

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	51

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

K Hovnanian Enterprises, Inc.
10.625% due 10/15/2016	$750	$718

KB Home
5.875% due 01/15/2015	375	373
6.250% due 06/15/2015	735	731

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,606
6.500% due 07/15/2016	1,600	1,736

Lennar Corp.
5.600% due 05/31/2015	750	791

Level 3 Financing, Inc.
8.125% due 07/01/2019	250	258

Limited Brands, Inc.
8.500% due 06/15/2019	255	301

Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016	1,125	1,131

Masco Corp.
6.125% due 10/03/2016	1,985	2,121

McClatchy Co.
11.500% due 02/15/2017	1,600	1,668

McJunkin Red Man Corp.
9.500% due 12/15/2016	1,275	1,383

Meritor, Inc.
8.125% due 09/15/2015	1,050	1,112

MGM Resorts International
6.625% due 07/15/2015	4,675	4,839
6.750% due 04/01/2013	300	309
10.000% due 11/01/2016	450	501
10.375% due 05/15/2014	1,925	2,180
13.000% due 11/15/2013	100	115

Michaels Stores, Inc.
7.750% due 11/01/2018	500	530

Mohawk Industries, Inc.
6.375% due 01/15/2016	645	714

Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	975	780

Momentive Performance Materials, Inc.
12.500% due 06/15/2014	975	1,021

New York Times Co.
6.625% due 12/15/2016	250	261

Newfield Exploration Co.
6.625% due 04/15/2016	1,525	1,565

Nielsen Finance LLC
11.500% due 05/01/2016	750	857

Office Depot, Inc.
6.250% due 08/15/2013	500	511

Offshore Group Investments Ltd.
11.500% due 08/01/2015	2,000	2,180

OSI Restaurant Partners LLC
10.000% due 06/15/2015	1,675	1,727

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	2,250	2,520

Packaging Dynamics Corp.
8.750% due 02/01/2016	1,875	1,978

Peabody Energy Corp.
7.375% due 11/01/2016	2,425	2,680

PHH Corp.
7.125% due 03/01/2013	1,875	1,922

Pinnacle Foods Finance LLC
9.250% due 04/01/2015	1,825	1,884

Plains Exploration & Production Co.
10.000% due 03/01/2016	600	657

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

PulteGroup, Inc.
5.250% due 01/15/2014	$395	$408

Quebecor Media, Inc.
7.750% due 03/15/2016	2,525	2,601

Quicksilver Resources, Inc.
11.750% due 01/01/2016	2,050	2,006

Quiksilver, Inc.
6.875% due 04/15/2015	250	243

Reddy Ice Corp.
11.250% due 03/15/2015 ^	1,100	1,056

Regency Energy Partners LP
9.375% due 06/01/2016	1,111	1,228

Reynolds Group Issuer, Inc.
7.750% due 10/15/2016	2,425	2,564

Rite Aid Corp.
7.500% due 03/01/2017	1,250	1,281

Rockies Express Pipeline LLC
3.900% due 04/15/2015	750	726

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	850	1,033

RR Donnelley & Sons Co.
6.125% due 01/15/2017	1,250	1,187

Ryerson, Inc.
12.000% due 11/01/2015	1,150	1,161

Ryland Group, Inc.
6.625% due 05/01/2020	250	255

Sabine Pass LNG LP
7.500% due 11/30/2016	1,850	1,952

Sable International Finance Ltd.
7.750% due 02/15/2017	1,000	1,040

SandRidge Energy, Inc.
9.875% due 05/15/2016	1,350	1,485

SBA Telecommunications, Inc.
8.000% due 08/15/2016	2,029	2,171

Scientific Games International, Inc.
7.875% due 06/15/2016	1,025	1,071

Seagate Technology HDD Holdings
6.800% due 10/01/2016	250	279

Sealed Air Corp.
5.625% due 07/15/2013	1,000	1,037
7.875% due 06/15/2017	750	814

Sealy Mattress Co.
10.875% due 04/15/2016	640	696

Sequa Corp.
11.750% due 12/01/2015	350	371

ServiceMaster Co.
10.750% due 07/15/2015	1,601	1,655

Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015	1,500	1,155

Sirius XM Radio, Inc.
8.750% due 04/01/2015	1,350	1,525

Smithfield Foods, Inc.
10.000% due 07/15/2014	2,100	2,407

Snoqualmie Entertainment Authority
9.125% due 02/01/2015	1,150	1,160

Speedway Motorsports, Inc.
8.750% due 06/01/2016	825	901

SPX Corp.
7.625% due 12/15/2014	1,300	1,436

Steel Dynamics, Inc.
7.750% due 04/15/2016	1,350	1,397

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

SunGard Data Systems, Inc.
10.250% due 08/15/2015	$1,901	$1,963

Sunoco, Inc.
5.750% due 01/15/2017	650	692

SUPERVALU, Inc.
8.000% due 05/01/2016 (d)	2,100	2,137

Telesat LLC
6.000% due 05/15/2017	1,500	1,534

Tenet Healthcare Corp.
9.250% due 02/01/2015	1,700	1,900

Terex Corp.
10.875% due 06/01/2016	975	1,098

Toll Brothers Finance Corp.
4.950% due 03/15/2014	625	650

Toys “R” Us - Delaware, Inc.
7.375% due 09/01/2016	600	597

Travelport LLC
9.875% due 09/01/2014	1,150	847

TRW Automotive, Inc.
7.250% due 03/15/2017	1,500	1,721

UR Merger Sub. Corp.
10.875% due 06/15/2016	750	847

USG Corp.
6.300% due 11/15/2016	1,200	1,155

Valeant Pharmaceuticals International
6.500% due 07/15/2016	1,850	1,942

Vertellus Specialties, Inc.
9.375% due 10/01/2015	100	83

ViaSat, Inc.
8.875% due 09/15/2016	250	269

VWR Funding, Inc.
10.250% due 07/15/2015	1,975	2,044

Windstream Corp.
8.125% due 08/01/2013	1,225	1,297

WMG Acquisition Corp.
9.500% due 06/15/2016	2,025	2,217

YCC Holdings LLC
10.250% due 02/15/2016 (b)	2,225	2,275

		207,714

UTILITIES 10.7%

AES Corp.
7.750% due 03/01/2014	100	109
7.750% due 10/15/2015	3,600	4,059

Calpine Construction Finance Co. LP
8.000% due 06/01/2016	1,900	2,061

CMS Energy Corp.
6.875% due 12/15/2015	250	278

Cricket Communications, Inc.
7.750% due 05/15/2016	2,250	2,399

DPL, Inc.
6.500% due 10/15/2016	595	646

Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,000	962

Frontier Communications Corp.
7.875% due 04/15/2015	1,350	1,492
8.250% due 05/01/2014	5	6
8.250% due 04/15/2017	1,250	1,350

GenOn Energy, Inc.
7.625% due 06/15/2014	1,400	1,435

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,150	2,274

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Midwest Generation LLC
8.560% due 01/02/2016	$2,812	$2,685

NRG Energy, Inc.
7.375% due 01/15/2017	750	782

Penn Virginia Corp.
10.375% due 06/15/2016	1,475	1,423

Qwest Communications International, Inc.
8.000% due 10/01/2015	3,130	3,304

Sprint Nextel Corp.
6.000% due 12/01/2016	6,925	6,665

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015	2,275	569

Virgin Media Finance PLC
9.500% due 08/15/2016	1,975	2,212

		34,711

Total Corporate Bonds & Notes (Cost $297,198)		299,771

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS 6.7%

Banc of America Securities LLC
0.190% due 07/02/2012	$21,200	$21,200
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 0.375% due 06/15/2015 valued at $21,646. Repurchase proceeds are $21,200.)

State Street Bank and Trust Co.
0.010% due 07/02/2012	507	507
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $519. Repurchase proceeds are $507.)

Total Short-Term Instruments (Cost $21,707)		21,707

Total Investments 99.3% (Cost $318,905)		$321,478

Other Assets and Liabilities (Net) 0.7%		2,293

Net Assets 100.0%		$323,771

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	On June 30, 2012, securities valued at $2,137 were pledged as collateral for the following open reverse repurchase agreements.

Counterparty	Coupon Rate (1)	Settlement Date	Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
BCY	(3.000%)	03/15/2012	03/15/2014	$2,200	$(2,180)

(1)	The average amount of borrowings while outstanding during the period ended June 30, 2012 was $2,233 at a weighted average interest rate of (2.597%).

(e)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$57,346	$0	$57,346
Industrials	0	207,714	0	207,714
Utilities	0	32,026	2,685	34,711
Short-Term Instruments
Repurchase Agreements	0	21,707	0	21,707
	$0	$318,793	$2,685	$321,478

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	53

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Fund (Cont.)

June 30, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2012:

Category and Subcategory (3)	Beginning Balance at 06/30/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (7)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012 (7)
Investments, at value
Corporate Bonds & Notes
Utilities	$194	$2,757	$(150)	$(9)	$(3)	$(104)	$0	$0	$2,685	$(116)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(f)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on swaps	$0	$(7)	$0	$0	$0	$(7)

(1)	See note 6 in the Notes to Financial Statements for additional information.

54	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 98.4%

BANKING & FINANCE 33.4%

Allstate Corp.
7.450% due 05/16/2019	$750	$962

American Express Co.
6.150% due 08/28/2017	1,675	1,988

American Honda Finance Corp.
2.600% due 09/20/2016	1,380	1,428

American International Group, Inc.
4.250% due 09/15/2014	100	104
5.850% due 01/16/2018	1,840	2,040

Bank of America Corp.
5.625% due 07/01/2020	100	107
6.500% due 08/01/2016	375	412
7.375% due 05/15/2014	300	323

Bank of New York Mellon Corp.
1.969% due 06/20/2017	750	760

Bank of Nova Scotia
3.400% due 01/22/2015	1,300	1,371

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	500	512

Barclays Bank PLC
5.125% due 01/08/2020	2,165	2,355

Bear Stearns Cos. LLC
5.300% due 10/30/2015	300	326

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	366

BNP Paribas S.A.
3.600% due 02/23/2016	1,140	1,154

Boeing Capital Corp.
3.250% due 10/27/2014	1,085	1,149

Capital One Capital
8.875% due 05/15/2040	1,200	1,227

Caterpillar Financial Services Corp.
6.125% due 02/17/2014	820	891

Citigroup, Inc.
5.375% due 08/09/2020	40	43
6.010% due 01/15/2015	300	323
6.125% due 05/15/2018	550	615
8.125% due 07/15/2039	3,025	4,055

Commonwealth Bank of Australia
1.950% due 03/16/2015	1,500	1,511

Credit Suisse
4.375% due 08/05/2020	100	107
5.000% due 05/15/2013	1,830	1,888

Deutsche Bank AG
3.250% due 01/11/2016	500	515

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	825	882
8.000% due 06/01/2014	2,500	2,775

General Electric Capital Corp.
5.500% due 01/08/2020	3,460	3,969

Goldman Sachs Group, Inc.
5.250% due 10/15/2013	2,450	2,549
5.375% due 03/15/2020	2,545	2,626
6.750% due 10/01/2037	750	738

HSBC Bank USA N.A.
4.625% due 04/01/2014	820	855
4.875% due 08/24/2020	1,960	2,021

HSBC Holdings PLC
5.100% due 04/05/2021	750	839

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	$1,000	$1,054

ING Bank NV
4.000% due 03/15/2016	500	504

John Deere Capital Corp.
2.950% due 03/09/2015	100	106
3.900% due 07/12/2021	275	304
5.750% due 09/10/2018	200	243

JPMorgan Chase & Co.
3.700% due 01/20/2015	3,880	4,050
4.500% due 01/24/2022	500	540

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	1,030	1,131

Kimco Realty Corp.
6.875% due 10/01/2019	940	1,127

Lloyds TSB Bank PLC
4.875% due 01/21/2016	1,560	1,640

Macquarie Bank Ltd.
6.625% due 04/07/2021	730	734

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	1,000	1,121
7.750% due 05/14/2038	3,400	3,894

MetLife, Inc.
5.700% due 06/15/2035	400	476
5.875% due 02/06/2041	1,510	1,864

Moody’s Corp.
5.500% due 09/01/2020	300	325

Morgan Stanley
5.500% due 07/24/2020	2,775	2,721
6.000% due 04/28/2015	400	414
7.300% due 05/13/2019	730	790

MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (a)	500	538

Nomura Holdings, Inc.
6.700% due 03/04/2020	660	733

Nordea Bank AB
4.875% due 01/14/2021	1,410	1,538

PNC Funding Corp.
3.300% due 03/08/2022	500	511

ProLogis LP
6.625% due 05/15/2018	710	820

Prudential Financial, Inc.
4.750% due 09/17/2015	1,875	2,020

Rabobank Group
5.250% due 05/24/2041	1,910	2,068

Royal Bank of Scotland Group PLC
4.875% due 03/16/2015	1,740	1,802

Simon Property Group LP
5.650% due 02/01/2020	100	117
6.750% due 05/15/2014	1,180	1,280

SLM Corp.
6.250% due 01/25/2016	1,500	1,582

Toyota Motor Credit Corp.
3.200% due 06/17/2015	650	691

UBS AG
5.750% due 04/25/2018	1,370	1,520

Wachovia Bank N.A.
6.600% due 01/15/2038	500	634

Wachovia Corp.
5.500% due 05/01/2013	2,810	2,920

		85,598

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDUSTRIALS 52.0%

Abbott Laboratories
5.125% due 04/01/2019	$1,370	$1,635

Alcoa, Inc.
6.150% due 08/15/2020	815	860

Altria Group, Inc.
9.250% due 08/06/2019	1,270	1,768

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	680	845

American Tower Corp.
4.500% due 01/15/2018	1,170	1,239

Amgen, Inc.
3.450% due 10/01/2020	1,920	1,993
6.150% due 06/01/2018	200	240

Anadarko Petroleum Corp.
6.375% due 09/15/2017	1,200	1,396

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	1,000	1,189

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	925	1,224

ArcelorMittal
6.125% due 06/01/2018	200	203
9.850% due 06/01/2019	1,165	1,389

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	1,200	1,326

BG Energy Capital PLC
5.125% due 10/15/2041	1,240	1,376

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	1,000	1,275

Boeing Co.
3.500% due 02/15/2015	400	429

Boston Scientific Corp.
4.500% due 01/15/2015	1,270	1,354

Bottling Group LLC
6.950% due 03/15/2014	975	1,078

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	400	418

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,140	1,310

Caterpillar, Inc.
5.200% due 05/27/2041	850	1,037

Cenovus Energy, Inc.
6.750% due 11/15/2039	760	951

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	980	1,073

Cisco Systems, Inc.
4.450% due 01/15/2020	1,770	2,048

Coca-Cola Co.
1.650% due 03/14/2018	750	761

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	830	839

Comcast Corp.
5.300% due 01/15/2014	1,250	1,331
5.700% due 07/01/2019	1,650	1,965

ConocoPhillips
5.750% due 02/01/2019	1,720	2,102

Corning, Inc.
5.750% due 08/15/2040	785	923

CSX Corp.
6.220% due 04/30/2040	1,200	1,487

CVS Caremark Corp.
6.125% due 09/15/2039	1,350	1,686

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	55

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Danaher Corp.
1.300% due 06/23/2014	$1,265	$1,279

Deere & Co.
6.950% due 04/25/2014	1,000	1,112

Deutsche Telekom International Finance BV
3.125% due 04/11/2016	1,750	1,812

Devon Energy Corp.
3.250% due 05/15/2022	750	765

DIRECTV Holdings LLC
3.125% due 02/15/2016	1,300	1,356

Discovery Communications LLC
5.050% due 06/01/2020	1,250	1,416

Dow Chemical Co.
5.900% due 02/15/2015	740	826
7.600% due 05/15/2014	1,020	1,136

Eli Lilly & Co.
5.950% due 11/15/2037	930	1,231

Encana Corp.
5.150% due 11/15/2041	1,630	1,565

Energy Transfer Partners LP
8.500% due 04/15/2014	1,074	1,190

Ensco PLC
4.700% due 03/15/2021	940	1,027

Enterprise Products Operating LLC
5.200% due 09/01/2020	750	860

EOG Resources, Inc.
4.100% due 02/01/2021	1,000	1,113

General Electric Co.
5.250% due 12/06/2017	1,280	1,497

Gilead Sciences, Inc.
4.400% due 12/01/2021	750	830

GlaxoSmithKline Capital, Inc.
5.650% due 05/15/2018	750	908

Hewlett-Packard Co.
2.125% due 09/13/2015	1,860	1,877

Home Depot, Inc.
5.400% due 03/01/2016	1,280	1,477

Intel Corp.
1.950% due 10/01/2016	1,120	1,162

International Business Machines Corp.
1.000% due 08/05/2013	510	513
4.000% due 06/20/2042	567	596
5.600% due 11/30/2039	29	38
6.500% due 10/15/2013	840	904

International Paper Co.
7.500% due 08/15/2021	1,030	1,317

Johnson & Johnson
5.550% due 08/15/2017	500	608

Kellogg Co.
4.000% due 12/15/2020	750	828

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	1,110	1,232

Kraft Foods, Inc.
4.125% due 02/09/2016	100	109
5.375% due 02/10/2020	200	237
6.500% due 02/09/2040	1,350	1,743

Kroger Co.
6.150% due 01/15/2020	1,100	1,320

L-3 Communications Corp.
4.750% due 07/15/2020	1,230	1,315

Lockheed Martin Corp.
4.250% due 11/15/2019	1,160	1,299

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Marriott International, Inc.
6.200% due 06/15/2016	$100	$114

McDonald’s Corp.
2.625% due 01/15/2022	1,500	1,532

Medtronic, Inc.
4.450% due 03/15/2020	750	863

Merck & Co., Inc.
5.000% due 06/30/2019	1,485	1,784

Microsoft Corp.
1.625% due 09/25/2015	1,170	1,211

News America, Inc.
6.400% due 12/15/2035	500	579

Noble Holding International Ltd.
4.625% due 03/01/2021	860	915
4.900% due 08/01/2020	100	109

Norfolk Southern Corp.
3.250% due 12/01/2021	100	104

Novartis Capital Corp.
2.900% due 04/24/2015	660	699

Oracle Corp.
3.750% due 07/08/2014	1,940	2,061

Pemex Project Funding Master Trust
5.750% due 03/01/2018	1,995	2,264

PepsiCo, Inc.
3.100% due 01/15/2015	300	316
5.500% due 01/15/2040	400	506

Petrobras International Finance Co.
5.750% due 01/20/2020	500	550
6.875% due 01/20/2040	1,120	1,345

Pfizer, Inc.
6.200% due 03/15/2019	1,850	2,323

Philip Morris International, Inc.
5.650% due 05/16/2018	1,300	1,573

Praxair, Inc.
2.450% due 02/15/2022	1,000	989

Procter & Gamble Co.
3.500% due 02/15/2015	1,390	1,491

Raytheon Co.
3.125% due 10/15/2020	1,335	1,405

Republic Services, Inc.
5.000% due 03/01/2020	610	692
5.250% due 11/15/2021	320	368

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	275	296
6.500% due 07/15/2018	1,450	1,790

Roche Holdings, Inc.
6.000% due 03/01/2019	1,390	1,732

Rogers Communications, Inc.
6.800% due 08/15/2018	680	840

SABMiller Holdings, Inc.
1.850% due 01/15/2015	500	508

Southern Copper Corp.
6.750% due 04/16/2040	700	749

Statoil ASA
3.125% due 08/17/2017	300	324

Target Corp.
3.875% due 07/15/2020	1,350	1,491

Teck Resources Ltd.
4.750% due 01/15/2022	1,000	1,077

Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	300	296
3.729% due 04/27/2015	200	182

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021	$750	$809

Time Warner Cable, Inc.
5.000% due 02/01/2020	400	450
5.875% due 11/15/2040	840	945
8.750% due 02/14/2019	250	333

Time Warner, Inc.
3.150% due 07/15/2015	2,190	2,312

Total Capital S.A.
3.000% due 06/24/2015	1,180	1,253

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	1,340	1,479

Transocean, Inc.
4.950% due 11/15/2015	300	323
6.500% due 11/15/2020	580	659

Tyco International Finance S.A.
4.125% due 10/15/2014	920	994

Union Pacific Corp.
4.750% due 09/15/2041	1,375	1,500

United Parcel Service, Inc.
3.875% due 04/01/2014	1,500	1,583

United Technologies Corp.
3.100% due 06/01/2022	500	526
4.500% due 04/15/2020	1,260	1,464

UnitedHealth Group, Inc.
6.875% due 02/15/2038	1,600	2,235

Vale Overseas Ltd.
6.875% due 11/21/2036	640	746

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	100	105
4.250% due 04/15/2021	1,000	1,156
5.375% due 04/05/2017	380	452
5.625% due 04/15/2041	100	131
6.200% due 04/15/2038	900	1,230

Walt Disney Co.
0.875% due 12/01/2014	500	503

Waste Management, Inc.
4.750% due 06/30/2020	1,005	1,134

Weatherford International Ltd.
5.125% due 09/15/2020	1,130	1,216

WellPoint, Inc.
3.125% due 05/15/2022	500	506

WPP Finance UK
8.000% due 09/15/2014	710	801

		133,171

UTILITIES 13.0%

Appalachian Power Co.
4.600% due 03/30/2021	1,120	1,259

AT&T, Inc.
2.500% due 08/15/2015	110	115
6.300% due 01/15/2038	3,000	3,755

BP Capital Markets PLC
4.500% due 10/01/2020	300	339
5.250% due 11/07/2013	1,350	1,431

Commonwealth Edison Co.
4.000% due 08/01/2020	770	858

Consumers Energy Co.
2.850% due 05/15/2022	500	510

Dominion Resources, Inc.
4.450% due 03/15/2021	1,485	1,693

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Duke Energy Corp.
2.150% due 11/15/2016	$1,910	$1,959

E.ON International Finance BV
5.800% due 04/30/2018	1,120	1,314

Enel Finance International NV
6.250% due 09/15/2017	340	342

Entergy Corp.
5.125% due 09/15/2020	300	312

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	115

FirstEnergy Corp.
7.375% due 11/15/2031	1,210	1,525

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,680	1,777

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	990	1,244

Pacific Gas & Electric Co.
3.500% due 10/01/2020	830	896
5.800% due 03/01/2037	780	974

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	79

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Plains All American Pipeline LP
5.150% due 06/01/2042	$750	$797

Progress Energy, Inc.
4.400% due 01/15/2021	1,605	1,789

Shell International Finance BV
3.100% due 06/28/2015	1,370	1,463
4.375% due 03/25/2020	230	268

Southern California Edison Co.
3.875% due 06/01/2021	500	558

Southern Power Co.
5.150% due 09/15/2041	1,365	1,491

Southwestern Public Service Co.
6.000% due 10/01/2036	1,000	1,183

Verizon Communications, Inc.
8.750% due 11/01/2018	2,370	3,264

Vodafone Group PLC
4.375% due 03/16/2021	1,710	1,956

		33,266

Total Corporate Bonds & Notes (Cost $242,839)		252,035

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

Credit Suisse Securities (USA) LLC
0.180% due 07/02/2012	$1,000	$1,000
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $1,025. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 07/02/2012	551	551
(Dated 06/29/2012. Collateralized by U.S. Treasury Bonds 5.375% due 02/15/2031 valued at $569. Repurchase proceeds are $551.)

Total Short-Term Instruments (Cost $1,551)		1,551

Total Investments 99.0% (Cost $244,390)		$253,586

Other Assets and Liabilities (Net) 1.0%		2,681

Net Assets 100.0%		$256,267

Notes to Schedule of Investments (amounts in thousands):

(a)	Perpetual maturity, date shown represents next contractual call date.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$85,598	$0	$85,598
Industrials	0	133,171	0	133,171
Utilities	0	33,266	0	33,266
Short-Term Instruments
Repurchase Agreements	0	1,551	0	1,551
	$0	$253,586	$0	$253,586

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	57

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Fund (Cont.)

June 30, 2012

(c)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts	$0	$0	$0	$0	$(8)	$(8)
Net realized (loss) on swaps	0	(14)	0	0	0	(14)
	$0	$(14)	$0	$0	$(8)	$(22)

(1)	See note 6 in the Notes to Financial Statements for additional information.

58	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Australia Bond Index Fund

June 30, 2012

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AUSTRALIA 64.4%

CORPORATE BONDS & NOTES 14.1%

Australia & New Zealand Banking Group Ltd.
6.750% due 05/09/2016	AUD	500	$548

Commonwealth Bank of Australia
6.500% due 07/21/2015		500	542

National Australia Bank Ltd.
5.750% due 12/19/2013		500	529
7.250% due 03/07/2018		500	565

Telstra Corp. Ltd.
6.250% due 04/15/2015		700	752

Westpac Banking Corp.
6.500% due 11/09/2015		500	543

Woolworths Ltd.
6.000% due 03/21/2019		500	539

			4,018

SOVEREIGN ISSUES 50.3%

Australia Government Bond
4.250% due 07/21/2017		500	552
4.750% due 04/21/2027		500	593
5.250% due 03/15/2019		600	708
5.500% due 04/21/2023		600	747
5.750% due 05/15/2021		300	374

New South Wales Treasury Corp.
5.500% due 08/01/2013		1,100	1,154
6.000% due 04/01/2016		1,000	1,118
6.000% due 02/01/2018		1,500	1,715

Northern Territory Treasury Corp.
6.250% due 10/20/2015		500	554

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Queensland Treasury Corp.
5.500% due 06/21/2021	AUD	1,600	$1,763
6.250% due 02/21/2020		700	805

South Australian Government Financing Authority
5.750% due 09/20/2017		1,000	1,111

Tasmanian Public Finance
5.500% due 06/23/2014		300	320

Treasury Corp. of Victoria
5.500% due 11/15/2018		900	1,014
5.500% due 12/17/2024		1,200	1,380

Western Australia Treasury Corp.
5.500% due 04/23/2014		400	427

			14,335

Total Australia (Cost $17,739)			18,353

GERMANY 3.8%

CORPORATE BONDS & NOTES 3.8%

KFW
6.000% due 01/19/2016		1,000	1,100

Total Germany (Cost $1,099)			1,100

NETHERLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%

Rabobank Group
6.500% due 04/20/2015		500	535

Total Netherlands (Cost $540)			535

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SUPRANATIONAL 17.1%

CORPORATE BONDS & NOTES 17.1%

Asian Development Bank
5.250% due 05/13/2014	AUD	500	$530
6.000% due 02/22/2018		500	571

Council of Europe Development Bank
6.000% due 10/08/2020		500	549

European Investment Bank
6.250% due 06/08/2021		500	557

Inter-American Development Bank
5.375% due 05/27/2014		1,000	1,064

International Finance Corp.
5.750% due 06/24/2014		1,500	1,610

Total Supranational (Cost $4,776)			4,881

UNITED KINGDOM 2.7%

CORPORATE BONDS & NOTES 2.7%

HSBC Bank PLC
6.750% due 03/12/2015		700	758

Total United Kingdom (Cost $733)			758

Total Investments 89.9% (Cost $24,887)			$25,627

Other Assets and Liabilities (Net) 10.1%			2,894

Net Assets 100.0%			$28,521

Notes to Schedule of Investments (amounts in thousands):

(a)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered	Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	$14	AUD 14	BPS	$1	$0	$1

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$4,018	$0	$4,018
Sovereign Issues	0	14,335	0	14,335
Germany
Corporate Bonds & Notes	0	1,100	0	1,100
Netherlands
Corporate Bonds & Notes	0	535	0	535
Supranational
Corporate Bonds & Notes	0	4,881	0	4,881
United Kingdom
Corporate Bonds & Notes	0	758	0	758
	$0	$25,627	$0	$25,627

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	59

Schedule of Investments PIMCO Australia Bond Index Fund (Cont.)

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$1	$0	$1
Totals	$0	$25,628	$0	$25,628

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(c)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$1	$0	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(261)	$0	$(261)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$1	$0	$1

(1)	See note 6 in the Notes to Financial Statements for additional information.

(d)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BPS	$1	$0	$1

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Canada Bond Index Fund

June 30, 2012

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CANADA 97.5%

SOVEREIGN ISSUES 97.5%

Alberta Capital Finance Authority
4.650% due 06/15/2017	CAD	385	$429

Canada Government Bond
2.000% due 06/01/2016		620	627
2.000% due 12/01/2041 (a)		231	324
2.500% due 09/01/2013		1,940	1,938
4.000% due 06/01/2041		420	557

Canada Housing Trust
2.750% due 06/15/2016		970	999

Canada Post Corp.
4.080% due 07/16/2025		210	244

City of Montreal Canada
5.450% due 12/01/2019		655	749

City of Toronto Canada
4.500% due 12/02/2019		690	759

Hydro Quebec
5.000% due 02/15/2045		690	871

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Municipal Finance Authority of British Columbia
3.100% due 06/01/2014	CAD	830	$842

Province of Alberta
2.750% due 12/01/2014		35	36
4.000% due 12/01/2019		350	387

Province of British Columbia
4.100% due 12/18/2019		530	587
4.300% due 06/18/2042		260	304

Province of Manitoba
4.400% due 09/05/2025		725	819

Province of New Brunswick
4.500% due 06/02/2020		725	811

Province of Newfoundland
4.650% due 10/17/2040		595	714

Province of Nova Scotia
4.100% due 06/01/2021		490	537
4.400% due 06/01/2042		280	323

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Province of Ontario
4.000% due 06/02/2021	CAD	420	$457
4.650% due 06/02/2041		490	590
5.375% due 12/02/2012		420	420
5.850% due 03/08/2033		865	1,156

Province of Quebec
3.500% due 12/01/2022		830	858
5.000% due 12/01/2041		140	174

Province of Saskatchewan
5.800% due 09/05/2033		585	802

Regional Municipality of Peel Ontario
5.100% due 06/29/2040		280	332

Regional Municipality of York
4.000% due 06/30/2021		420	446

Total Canada (Cost $17,773)			18,092

Total Investments 97.5% (Cost $17,773)			$18,092

Other Assets and Liabilities (Net) 2.5%			472

Net Assets 100.0%			$18,564

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.
(b)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered	Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	$27	CAD 28	BPS	$1	$0	$1

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Canada
Sovereign Issues	$0	$18,092	$0	$18,092

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$1	$0	$1
Totals	$0	$18,093	$0	$18,093

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	61

Schedule of Investments PIMCO Canada Bond Index Fund (Cont.)

June 30, 2012

(d)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$1	$0	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(6)	$0	$(6)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$1	$0	$1

(1)	See note 6 in the Notes to Financial Statements for additional information.

(e)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BPS	$1	$0	$1

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

62	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Germany Bond Index Fund

June 30, 2012

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GERMANY 81.8%

CORPORATE BONDS & NOTES 43.8%

Bayerische Landesbank
3.375% due 09/04/2017	EUR	80	$111

Deutsche Bank AG
5.125% due 08/31/2017		50	72

Deutsche Pfandbriefbank AG
3.750% due 05/31/2013		60	78

Deutsche Postbank AG
3.750% due 02/12/2014		20	27

Dexia Kommunalbank Deutschland AG
1.875% due 03/11/2013		20	25

Duesseldorfer Hypothekenbank AG
1.875% due 12/13/2013		20	26

Eurogrid GmbH
3.875% due 10/22/2020		50	68

Eurohypo AG
3.750% due 03/24/2014		50	66
4.500% due 08/28/2013		60	79

Evonik Industries AG
7.000% due 10/14/2014		20	28

HSH Nordbank AG
4.375% due 02/18/2014		40	54

K+S AG
5.000% due 09/24/2014		10	14

KFW
2.500% due 01/17/2022		80	106
3.625% due 01/20/2020		30	43
4.375% due 07/04/2018		40	59

Landeskreditbank Baden-Wuerttemberg Foerderbank
4.125% due 04/15/2013		70	91

LBBW
3.750% due 02/12/2014		20	27

Merck Financial Services GmbH
3.375% due 03/24/2015		30	40

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metro AG
7.625% due 03/05/2015	EUR	10	$15

Norddeutsche Landesbank
3.250% due 01/18/2021		40	55

ThyssenKrupp AG
8.000% due 06/18/2014		30	41

UniCredit Bank AG
2.625% due 05/31/2017		60	80

Voith GmbH
5.375% due 06/21/2017		10	14

Volkswagen Financial Services AG
6.875% due 01/15/2014		30	41

			1,260

SOVEREIGN ISSUES 38.0%

Land Sachsen-Anhalt
4.000% due 09/26/2016		20	28

Republic of Germany
1.750% due 07/04/2022		100	129
2.250% due 09/04/2021		110	148
3.750% due 10/17/2013		70	92
3.750% due 01/04/2019		100	149
5.625% due 01/04/2028		20	37

State of Berlin
3.500% due 02/13/2014		90	119

State of Brandenburg
3.625% due 01/26/2015		30	41

State of Hesse
2.250% due 01/29/2014		70	91

State of North Rhine-Westphalia
2.875% due 05/20/2016		130	175
3.500% due 07/07/2021		60	85

			1,094

Total Germany (Cost $2,441)			2,354

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NETHERLANDS 15.9%

CORPORATE BONDS & NOTES 15.9%

Bayer Capital Corp. BV
4.625% due 09/26/2014	EUR	20	$27

BMW Finance NV
8.875% due 09/19/2013		50	69

Deutsche Bahn Finance BV
4.875% due 03/12/2019		50	74

Deutsche Telekom International Finance BV
6.000% due 01/20/2017		10	15
7.500% due 01/24/2033		40	73

E.ON International Finance BV
4.875% due 01/28/2014		20	27
6.375% due 05/29/2017		10	16

Enbw International Finance BV
4.125% due 07/07/2015		30	41

Lanxess Finance BV
7.750% due 04/09/2014		20	28

Metro Finance BV
4.250% due 02/22/2017		20	27

RWE Finance BV
5.125% due 07/23/2018		20	30

Siemens Financieringsmaatschappij NV
5.625% due 06/11/2018		10	15

Volkswagen International Finance NV
7.000% due 02/09/2016		10	15

Total Netherlands (Cost $475)			457

Total Investments 97.7% (Cost $2,916)			$2,811

Other Assets and Liabilities (Net) 2.3%			66

Net Assets 100.0%			$2,877

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered	Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	$5	EUR 4	BPS	$0	$0	$0

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Germany
Corporate Bonds & Notes	$0	$1,260	$0	$1,260
Sovereign Issues	0	1,094	0	1,094
Netherlands
Corporate Bonds & Notes	0	457	0	457
	$0	$2,811	$0	$2,811

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	63

Schedule of Investments PIMCO Germany Bond Index Fund (Cont.)

June 30, 2012

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

(c)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$10	$10
Net realized (loss) on foreign currency transactions	0	0	0	(51)	0	(51)
	$0	$0	$0	$(51)	$10	$(41)

(1)	See note 6 in the Notes to Financial Statements for additional information.

64	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Build America Bond Strategy Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 93.9%

CALIFORNIA 39.3%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$350	$441

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	1,500	2,123

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,000	1,231

Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	740	945

Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	130	168

Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040	450	544

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	500	603

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	500	677

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
6.156% due 05/15/2036	1,000	1,211

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	879

University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	3,450	4,525

University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	500	594
6.548% due 05/15/2048	500	656

		14,597

DISTRICT OF COLUMBIA 2.4%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	756	897

GEORGIA 2.5%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	800	918

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ILLINOIS 12.5%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$1,000	$1,191

Greater Chicago Metropolitan Water Reclamation District, Illinois General Obligation Bonds, (BABs), Series 2009
5.720% due 12/01/2038	2,095	2,648

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	655	813

		4,652

MINNESOTA 1.4%

Southern Minnesota Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.926% due 01/01/2043	450	515

NEBRASKA 1.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	300	356

NEW JERSEY 7.8%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,090	1,538

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2010
6.561% due 12/15/2040	1,000	1,341

		2,879

NEW YORK 14.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	1,000	1,157

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	500	617
6.668% due 11/15/2039	1,200	1,540

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	800	1,022

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	700	876

		5,212

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OHIO 3.9%

American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$1,000	$1,436

PENNSYLVANIA 3.2%

Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2010
5.511% due 12/01/2045	1,000	1,183

TEXAS 4.0%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	290	344

North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	1,000	1,154

		1,498

WASHINGTON 1.8%

Washington Biomedical Research Facilities 3 Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	500	681

Total Municipal Bonds & Notes (Cost $32,241)		34,824

SHORT-TERM INSTRUMENTS 5.4%

REPURCHASE AGREEMENTS 5.1%

JPMorgan Securities, Inc.
0.200% due 07/02/2012	1,700	1,700
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $1,736. Repurchase proceeds are $1,700.)

State Street Bank and Trust Co.
0.010% due 07/02/2012	201	201
(Dated 06/29/2012. Collateralized by U.S. Treasury Bonds 5.375% due 02/15/2031 valued at $207. Repurchase proceeds are $201.)

		1,901

U.S. TREASURY BILLS 0.3%
0.183% due 05/30/2013	100	100

Total Short-Term Instruments (Cost $2,001)		2,001

Total Investments 99.3% (Cost $34,242)		$36,825

Other Assets and Liabilities (Net) 0.7%		276

Net Assets 100.0%		$37,101

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Municipal Bonds & Notes
California	$0	$14,597	$0	$14,597
District of Columbia	0	897	0	897
Georgia	0	918	0	918
Illinois	0	4,652	0	4,652

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	65

Schedule of Investments PIMCO Build America Bond Strategy Fund (Cont.)

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Minnesota	$0	$515	$0	$515
Nebraska	0	356	0	356
New Jersey	0	2,879	0	2,879
New York	0	5,212	0	5,212
Ohio	0	1,436	0	1,436
Pennsylvania	0	1,183	0	1,183
Texas	0	1,498	0	1,498
Washington	0	681	0	681
Short-Term Instruments
Repurchase Agreements	0	1,901	0	1,901
U.S. Treasury Bills	0	100	0	100
	$0	$36,825	$0	$36,825

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

66	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Strategy Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 62.8%

BANKING & FINANCE 28.2%

Achmea Hypotheekbank NV
0.816% due 11/03/2014	$500	$497

American Express Credit Corp.
2.750% due 09/15/2015	4,100	4,282

American Honda Finance Corp.
0.916% due 05/08/2014	2,000	2,004
1.450% due 02/27/2015	13,775	13,838

American International Group, Inc.
3.750% due 11/30/2013	3,000	3,038
4.250% due 05/15/2013	4,000	4,084

Arbejdernes Landsbank
1.019% due 07/09/2013	2,500	2,509

Bank of Montreal
1.300% due 10/31/2014	7,500	7,607

Bank of Nova Scotia
1.250% due 11/07/2014	3,900	3,952
1.450% due 07/26/2014	7,575	7,656
1.750% due 03/22/2017	5,300	5,415
1.950% due 01/30/2017	1,400	1,444

Boston Properties LP
6.250% due 01/15/2013	630	647

BRFkredit A/S
0.717% due 04/15/2013	3,400	3,401

Caisse Centrale Desjardins du Quebec
1.600% due 03/06/2017	1,400	1,417
2.550% due 03/24/2016	10,000	10,541

Canadian Imperial Bank of Commerce
0.900% due 09/19/2014	16,480	16,571
1.500% due 12/12/2014	15,000	15,283
2.000% due 02/04/2013	25,000	25,234
2.600% due 07/02/2015	4,700	4,947

Caterpillar Financial Services Corp.
1.050% due 03/26/2015	2,210	2,225

Citigroup, Inc.
0.593% due 03/07/2014	2,175	2,110

Commonwealth Bank of Australia
0.916% due 07/23/2014	5,000	5,027
2.900% due 09/17/2014	6,000	6,283

DanFin Funding Ltd.
1.167% due 07/16/2013	28,500	28,610

DNB Boligkreditt A/S
2.100% due 10/14/2016	5,000	5,107

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	9,320	10,036

Export-Import Bank of Korea
2.268% due 03/21/2015	7,000	6,990

FIH Erhvervsbank A/S
0.838% due 06/13/2013	5,400	5,402

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	6,328	6,768
7.500% due 08/01/2012	400	402
8.700% due 10/01/2014	5,100	5,819

General Electric Capital Corp.
0.468% due 09/20/2013	1,000	987
0.588% due 06/20/2013	4,000	3,932

Goldman Sachs Group, Inc.
1.061% due 09/29/2014	1,225	1,177
1.466% due 07/29/2013	7,059	7,024
4.750% due 07/15/2013	7,025	7,225

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 10/15/2013	$580	$603
5.500% due 11/15/2014	250	264

HSBC Bank PLC
1.625% due 07/07/2014 (a)	6,900	6,960

HSBC Finance Corp.
0.717% due 01/15/2014	545	539
6.375% due 11/27/2012	9,971	10,183

ICICI Bank Ltd.
2.217% due 02/24/2014	400	388
6.625% due 10/03/2012	5,000	5,055

John Deere Capital Corp.
0.638% due 06/16/2014	600	602
0.705% due 04/25/2014	15,000	15,022

Macquarie Bank Ltd.
3.300% due 07/17/2014	4,000	4,209
4.100% due 12/17/2013	16,100	16,919

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013	3,000	3,061

Metropolitan Life Global Funding
5.125% due 06/10/2014	3,902	4,187

Monumental Global Funding Ltd.
0.636% due 10/25/2013	1,250	1,241

Morgan Stanley
2.875% due 07/28/2014	250	248

National Australia Bank Ltd.
0.969% due 07/08/2014	11,300	11,404

National Bank of Canada
1.650% due 01/30/2014	6,800	6,919

Nationwide Building Society
5.500% due 07/18/2012	7,000	7,014

Network Rail Infrastructure Finance PLC
0.488% due 06/14/2013	8,000	7,999

NIBC Bank NV
0.847% due 12/02/2014	5,290	5,246
2.800% due 12/02/2014	6,400	6,645

Nordea Bank AB
1.367% due 01/14/2014	600	600

Nordea Eiendomskreditt A/S
0.889% due 04/07/2015	7,710	7,708
1.875% due 04/07/2014	13,925	14,142

Pricoa Global Funding
0.661% due 09/27/2013	3,600	3,586

Prudential Covered Trust
2.997% due 09/30/2015	12,000	12,201

SLM Corp.
5.125% due 08/27/2012	2,900	2,911

SSIF Nevada LP
1.167% due 04/14/2014	5,000	4,969

Stadshypotek AB
1.011% due 09/30/2013	11,010	11,007
1.450% due 09/30/2013	5,000	5,041

Standard Chartered PLC
1.417% due 05/12/2014	850	850
3.200% due 05/12/2016	3,260	3,337
3.850% due 04/27/2015	4,900	5,130
5.500% due 11/18/2014	350	381

Svensk Exportkredit AB
1.118% due 03/09/2015	15,000	15,079
1.217% due 08/14/2014	1,000	1,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Swedbank Hypotek AB
0.911% due 03/28/2014	$12,230	$12,211
2.950% due 03/28/2016	3,800	3,962

TIAA Global Markets, Inc.
4.950% due 07/15/2013	3,000	3,119

Toronto-Dominion Bank
0.875% due 09/12/2014 (a)	9,700	9,748
1.625% due 09/14/2016	6,000	6,120

Union Bank N.A.
2.125% due 12/16/2013	2,700	2,742

WCI Finance LLC
5.400% due 10/01/2012	2,000	2,020

Westpac Banking Corp.
2.900% due 09/10/2014	1,000	1,047

		483,112

INDUSTRIALS 28.4%

Altria Group, Inc.
8.500% due 11/10/2013	25	28

Amgen, Inc.
1.875% due 11/15/2014	10,000	10,162
2.300% due 06/15/2016	3,000	3,087
4.850% due 11/18/2014	3,200	3,477

Anadarko Petroleum Corp.
7.625% due 03/15/2014	3,000	3,294

Anglo American Capital PLC
2.150% due 09/27/2013	4,830	4,868
9.375% due 04/08/2014	8,539	9,608

Anheuser-Busch InBev Worldwide, Inc.
1.016% due 01/27/2014	7,770	7,837
2.500% due 03/26/2013	2,400	2,434
5.375% due 11/15/2014	3,100	3,420

Barrick Gold Corp.
1.750% due 05/30/2014	6,965	7,054

Barrick Gold Financeco LLC
6.125% due 09/15/2013	2,650	2,815

BAT International Finance PLC
8.125% due 11/15/2013	2,175	2,373

BHP Billiton Finance USA Ltd.
5.500% due 04/01/2014	1,230	1,333

Boston Scientific Corp.
4.500% due 01/15/2015	5,300	5,652
5.450% due 06/15/2014	10,213	10,951

Broadcom Corp.
1.500% due 11/01/2013	500	506

Canadian Natural Resources Ltd.
5.150% due 02/01/2013	4,128	4,233
5.450% due 10/01/2012	12,140	12,282

Canadian Oil Sands Ltd.
5.800% due 08/15/2013	1,000	1,044

Cisco Systems, Inc.
0.718% due 03/14/2014	50	50

Clorox Co.
5.000% due 03/01/2013	5,500	5,656

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	6,400	6,747

Comcast Cable Holdings LLC
7.875% due 08/01/2013	1,000	1,068

Covidien International Finance S.A.
1.350% due 05/29/2015	5,500	5,512
1.875% due 06/15/2013	4,890	4,939
2.800% due 06/15/2015	2,000	2,083

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	67

Schedule of Investments PIMCO Enhanced Short Maturity Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

COX Communications, Inc.
4.625% due 06/01/2013	$2,885	$2,987
5.450% due 12/15/2014	4,700	5,175
5.500% due 10/01/2015	792	892
7.125% due 10/01/2012	4,265	4,329

CSN Islands Corp.
9.750% due 12/16/2013	2,900	3,197

CSX Corp.
5.300% due 02/15/2014	400	426

Daimler Finance North America LLC
1.071% due 03/28/2014	8,450	8,434
1.668% due 09/13/2013	1,500	1,509

Deutsche Telekom International Finance BV
5.250% due 07/22/2013	1,970	2,057

Diageo Capital PLC
7.375% due 01/15/2014	1,100	1,211

Dow Chemical Co.
6.000% due 10/01/2012	3,360	3,401
6.850% due 08/15/2013	3,060	3,244
7.600% due 05/15/2014	8,050	8,966

Eaton Corp.
0.798% due 06/16/2014	800	803

Encana Corp.
4.750% due 10/15/2013	4,200	4,373

Energy Transfer Partners LP
8.500% due 04/15/2014	689	763

Ensco PLC
3.250% due 03/15/2016	4,000	4,205

Enterprise Products Operating LLC
4.600% due 08/01/2012	6,000	6,018
5.900% due 04/15/2013	2,500	2,589

EOG Resources, Inc.
1.216% due 02/03/2014	1,020	1,029
6.125% due 10/01/2013	120	128

Express Scripts Holding Co.
2.750% due 11/21/2014	5,000	5,111

Gazprom OAO Via RBS AG
9.625% due 03/01/2013	3,180	3,340

General Mills, Inc.
0.816% due 05/16/2014	25	25
5.650% due 09/10/2012	1,052	1,061

Georgia-Pacific LLC
8.250% due 05/01/2016	6,400	7,066

Gilead Sciences, Inc.
2.400% due 12/01/2014	8,590	8,859

Harley-Davidson Funding Corp.
5.250% due 12/15/2012	8,600	8,743

Hewlett-Packard Co.
0.747% due 05/24/2013	500	499

Hutchison Whampoa International Ltd.
6.250% due 01/24/2014	1,000	1,072
6.500% due 02/13/2013	9,515	9,821

ICI Wilmington, Inc.
5.625% due 12/01/2013	2,000	2,106

International Business Machines Corp.
0.550% due 02/06/2015	1,150	1,143

Johnson Controls, Inc.
0.876% due 02/04/2014	9,850	9,886

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	9,150	9,239

Kraft Foods Group, Inc.
1.625% due 06/04/2015	1,500	1,517

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Kraft Foods, Inc.
1.344% due 07/10/2013	$4,350	$4,367
2.625% due 05/08/2013	3,500	3,553
5.250% due 10/01/2013	2,500	2,633
6.000% due 02/11/2013	3,150	3,247
6.750% due 02/19/2014	1,500	1,644

Kroger Co.
5.000% due 04/15/2013	2,400	2,473

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	2,000	2,006

NBCUniversal Media LLC
2.100% due 04/01/2014	3,500	3,564
2.875% due 04/01/2016	2,556	2,669
3.650% due 04/30/2015	1,300	1,382

Newell Rubbermaid, Inc.
2.000% due 06/15/2015	1,500	1,506

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	1,400	1,414

Occidental Petroleum Corp.
1.450% due 12/13/2013	160	162

Pearson Dollar Finance PLC
5.500% due 05/06/2013	5,240	5,428
5.700% due 06/01/2014	1,200	1,286

Pemex Project Funding Master Trust
1.067% due 12/03/2012	2,000	1,996

Penske Truck Leasing Co. LP
3.125% due 05/11/2015	2,950	2,970
3.750% due 05/11/2017	1,000	1,009

PepsiCo, Inc.
0.800% due 08/25/2014	700	703

Philip Morris International, Inc.
2.500% due 05/16/2016	90	95
4.875% due 05/16/2013	950	985
6.875% due 03/17/2014	12,155	13,426

Phillips 66
1.950% due 03/05/2015	4,050	4,082

Rexam PLC
6.750% due 06/01/2013	3,000	3,098

Reynolds American, Inc.
7.250% due 06/01/2013	3,810	4,023

Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	1,075	1,130
8.950% due 05/01/2014	6,140	7,015

Rio Tinto Finance USA PLC
1.125% due 03/20/2015	4,000	4,012

Rockies Express Pipeline LLC
6.250% due 07/15/2013	3,000	3,098

Rogers Communications, Inc.
5.500% due 03/15/2014	2,870	3,082
6.250% due 06/15/2013	2,265	2,380
6.375% due 03/01/2014	4,075	4,440

SABMiller Holdings, Inc.
1.850% due 01/15/2015	10,000	10,150

Schlumberger Investment S.A.
1.018% due 09/12/2014	4,000	4,006

Spectra Energy Capital LLC
6.250% due 02/15/2013	5,000	5,144

Target Corp.
0.636% due 07/18/2014	500	502

Teck Resources Ltd.
7.000% due 09/15/2012	1,800	1,820

Telefonica Emisiones S.A.U.
0.796% due 02/04/2013	1,100	1,078

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Tesco PLC
2.000% due 12/05/2014	$2,500	$2,527

Teva Pharmaceutical Finance BV
0.968% due 03/21/2014	7,400	7,417

Teva Pharmaceutical Finance Co. BV
1.366% due 11/08/2013	7,894	7,958

Time Warner Cable, Inc.
5.400% due 07/02/2012	600	600
6.200% due 07/01/2013	4,000	4,204

Total Capital Canada Ltd.
0.846% due 01/17/2014	3,300	3,317

Total Capital S.A.
4.500% due 02/25/2013	7,000	7,150

Turner Broadcasting System, Inc.
8.375% due 07/01/2013	3,000	3,205

Tyco Electronics Group S.A.
6.000% due 10/01/2012	15,654	15,856

Union Pacific Corp.
5.125% due 02/15/2014	665	709
5.450% due 01/31/2013	2,500	2,569

United Technologies Corp.
0.737% due 12/02/2013	2,500	2,510
0.967% due 06/01/2015	3,200	3,237

UST LLC
6.625% due 07/15/2012	15,010	15,035

Verizon Wireless Capital LLC
7.375% due 11/15/2013	2,600	2,824

VF Corp.
1.217% due 08/23/2013	2,100	2,101

Vivendi S.A.
2.400% due 04/10/2015	3,000	2,973

Volkswagen International Finance NV
1.071% due 04/01/2014	10,730	10,713
1.625% due 08/12/2013	200	202

Wesfarmers Ltd.
2.983% due 05/18/2016	3,800	3,917
6.998% due 04/10/2013	1,400	1,455

WM Wrigley Jr. Co.
3.050% due 06/28/2013	1,785	1,806

Xerox Corp.
1.868% due 09/13/2013	650	655

Xstrata Canada Corp.
7.250% due 07/15/2012	9,431	9,449

		487,704

UTILITIES 6.2%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	3,250	3,438

Appalachian Power Co.
5.650% due 08/15/2012	2,900	2,916

BP Capital Markets PLC
3.125% due 10/01/2015	2,575	2,740
3.875% due 03/10/2015	6,535	7,008

Dominion Resources, Inc.
1.950% due 08/15/2016	2,445	2,495
5.000% due 03/15/2013	1,750	1,802
5.700% due 09/17/2012	9,460	9,557

Duke Energy Carolinas LLC
1.750% due 12/15/2016	9,000	9,243
5.625% due 11/30/2012	310	316

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	800	899
10.500% due 03/25/2014	8,250	9,268

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

KCP&L Greater Missouri Operations Co.
11.875% due 07/01/2012	$7,655	$7,655

Metropolitan Edison Co.
4.950% due 03/15/2013	2,350	2,410

NextEra Energy Capital Holdings, Inc.
2.550% due 11/15/2013	2,085	2,117

Plains All American Pipeline LP
4.250% due 09/01/2012	1,315	1,321
5.625% due 12/15/2013	490	522
5.875% due 08/15/2016	1,000	1,125

Public Service Co. of Colorado
7.875% due 10/01/2012	7,500	7,632

Qtel International Finance Ltd.
6.500% due 06/10/2014	1,500	1,641

Qwest Corp.
3.718% due 06/15/2013	7,910	7,919

Ras Laffan Liquefied Natural Gas Co. Ltd.
4.500% due 09/30/2012	1,200	1,212
5.500% due 09/30/2014	12,300	13,299

Southern California Edison Co.
0.918% due 09/15/2014	4,000	4,019

TNK-BP Finance S.A.
7.500% due 03/13/2013	5,100	5,304

Virginia Electric and Power Co.
5.100% due 11/30/2012	140	143

		106,001

Total Corporate Bonds & Notes (Cost $1,072,721)		1,076,817

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Transocean, Inc.
1.500% due 12/15/2037	1,900	1,900

Total Convertible Bonds & Notes (Cost $1,858)		1,900

MUNICIPAL BONDS & NOTES 2.0%

ARKANSAS 0.1%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.367% due 11/25/2043	1,597	1,579

CALIFORNIA 0.6%

University of California Revenue Bonds, Series 2011
0.818% due 07/01/2041	6,000	6,000

University of California Revenue Notes, Series 2011
0.887% due 07/01/2013	3,500	3,517

		9,517

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.468% due 06/15/2013	3,500	3,504

NEW YORK 1.0%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	3,000	3,291

New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	6,000	6,566
5.125% due 10/01/2015	7,000	7,944

		17,801

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH CAROLINA 0.1%

South Carolina Student Loan Corp. Revenue Notes Series 2010
0.916% due 01/25/2021	$1,942	$1,931

Total Municipal Bonds & Notes (Cost $34,310)		34,332

U.S. GOVERNMENT AGENCIES 8.4%

Fannie Mae
0.495% due 05/25/2037	1,009	1,010
0.595% due 11/25/2036	3,002	3,009
0.643% due 04/18/2028 - 09/18/2031	3,331	3,347
0.645% due 06/25/2026	960	966
0.695% due 05/25/2017 - 06/25/2042	9,681	9,700
0.743% due 05/18/2032	858	865
0.745% due 06/25/2031	646	652
0.793% due 03/18/2032	621	623
0.795% due 09/25/2041	14,454	14,527
0.825% due 06/25/2041	7,620	7,656
0.925% due 12/25/2037	2,386	2,405
0.939% due 01/01/2021	3,419	3,429
0.995% due 02/25/2040	1,227	1,239
1.095% due 07/25/2038	2,352	2,380
3.970% due 11/27/2019 (a)	15,000	15,194
4.404% due 09/01/2013	260	266
4.607% due 04/01/2014	605	634
6.255% due 09/01/2013	255	269

FDIC Structured Sale Guaranteed Notes
0.745% due 11/29/2037	1,642	1,634

Freddie Mac
0.482% due 05/15/2036	697	697
0.562% due 02/15/2037	3,831	3,837
0.592% due 12/15/2030 - 06/15/2034	13,537	13,547
0.642% due 06/15/2033	6	6
0.662% due 04/15/2041	3,191	3,201
0.742% due 07/15/2039	1,500	1,507

Ginnie Mae
0.544% due 09/20/2033	243	244
0.789% due 04/20/2062	8,001	8,040
0.939% due 02/20/2062	10,001	10,136
1.289% due 02/20/2062	7,998	8,253
5.074% due 10/16/2027	253	256
6.000% due 12/15/2033	83	96
6.500% due 11/15/2033 - 12/15/2034	106	122
7.000% due 01/15/2024 - 11/15/2032	349	413
7.500% due 12/15/2012 - 06/15/2028	468	538
8.500% due 04/15/2030	3	4
10.000% due 02/15/2016 - 04/15/2025	64	70
10.500% due 09/15/2015 - 07/15/2019	4	4
11.000% due 07/15/2013 - 09/20/2019	12	11
11.500% due 01/15/2013 - 11/15/2019	3	2
12.000% due 01/15/2013 - 04/15/2015	2	0
12.500% due 11/15/2013 - 07/15/2015	2	1
13.000% due 08/15/2014 - 09/20/2015	4	4
13.500% due 11/15/2012 - 09/15/2014	1	0

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

NCUA Guaranteed Notes
0.589% due 12/07/2020	$2,966	$2,977
0.610% due 11/06/2017	7,988	7,990
0.621% due 03/06/2020	4,891	4,894
0.800% due 12/08/2020	4,386	4,404
1.600% due 10/29/2020	3,476	3,523

Total U.S. Government Agencies (Cost $144,126)		144,582

MORTGAGE-BACKED SECURITIES 5.1%

Banc of America Mortgage Securities, Inc.
3.045% due 03/25/2034	880	868

BCAP LLC Trust
2.713% due 05/26/2036	6,156	6,118

Bear Stearns Adjustable Rate Mortgage Trust
2.738% due 08/25/2033	3,704	3,658

Bear Stearns Commercial Mortgage Securities
4.735% due 09/11/2042	3,483	3,541

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	491	500

Commercial Mortgage Pass-Through Certificates
0.342% due 12/15/2020	494	474
4.305% due 12/10/2024	5,220	5,254
4.755% due 12/10/2024	350	352

Credit Suisse First Boston Mortgage Securities Corp.
6.133% due 04/15/2037	176	176

Entertainment Properties Trust
4.239% due 02/15/2018	809	814

Fosse Master Issuer PLC
1.866% due 10/18/2054	4,000	4,024

GS Mortgage Securities Corp.
1.103% due 03/06/2020	210	209
1.260% due 03/06/2020	300	296
1.456% due 03/06/2020	4,000	3,948
5.396% due 08/10/2038	1,000	1,073

Holmes Master Issuer PLC
0.567% due 07/15/2020	12,000	11,999

JPMorgan Chase Commercial Mortgage Securities Corp.
4.928% due 09/12/2037	1,012	1,028
5.247% due 01/12/2043	4,157	4,163
5.289% due 05/15/2045	1,695	1,702
5.352% due 12/15/2044	5,583	5,835

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.592% due 06/15/2022	2,631	2,608

Mellon Residential Funding Corp.
0.942% due 11/15/2031	4,314	4,211

Morgan Stanley Capital, Inc.
5.439% due 02/12/2044	400	421
5.610% due 04/15/2049	361	374

Morgan Stanley Dean Witter Capital
4.740% due 11/13/2036	3,507	3,540

Nationslink Funding Corp.
5.000% due 08/20/2030	1,510	1,545

RBSSP Resecuritization Trust
0.745% due 10/26/2036	1,037	947
2.655% due 12/26/2036	7,577	7,587
2.729% due 05/26/2037	7,267	7,125

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	69

Schedule of Investments PIMCO Enhanced Short Maturity Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	$152	$142
5.922% due 06/15/2049	2,218	2,285

Total Mortgage-Backed Securities (Cost $86,260)		86,817

ASSET-BACKED SECURITIES 7.8%

ARES CLO Ltd.
1.097% due 11/25/2020	5,000	4,854

Avenue CLO Fund Ltd.
0.817% due 02/15/2017	1,687	1,669

Babson CLO Ltd.
0.787% due 11/15/2016	649	641

Citibank Omni Master Trust
2.992% due 08/15/2018	22,000	23,114
3.350% due 08/15/2016	5,190	5,209
4.900% due 11/15/2018	15,400	16,825
5.350% due 08/15/2018	2,500	2,732

Collegiate Funding Services Education Loan Trust
0.561% due 12/28/2021	1,385	1,375

Education Funding Capital Trust
0.738% due 03/16/2020	492	492

First CLO Ltd.
0.778% due 12/14/2016	94	94

GCO Education Loan Funding Trust
0.547% due 11/25/2020	108	108

Gracechurch Card Funding PLC
0.942% due 02/15/2017	14,400	14,426

Honda Auto Receivables Owner Trust
0.570% due 08/15/2014	5,700	5,703

Hyundai Capital Auto Funding Ltd.
1.243% due 09/20/2016	1,500	1,476

Illinois Student Assistance Commission
0.946% due 04/25/2017	1,009	1,010

MBNA Credit Card Master Note Trust
0.302% due 06/15/2015	2,000	2,000

Nelnet Student Loan Trust
0.528% due 12/22/2016	100	100

Nissan Auto Receivables Owner Trust
0.540% due 10/15/2014	2,000	2,000

Olympic CLO Ltd.
1.217% due 05/15/2016	373	373

Panhandle-Plains Higher Education Authority, Inc.
0.961% due 10/01/2018	595	594
0.961% due 07/01/2021	7,112	7,053
1.591% due 10/01/2035	2,391	2,429

Rockwall CDO Ltd.
0.826% due 08/01/2013	2,917	2,891

SLM Student Loan Trust
0.466% due 07/25/2017	1,275	1,271
0.496% due 10/25/2019	423	423
0.546% due 04/25/2023	2,948	2,939
0.616% due 01/25/2021	5,731	5,724
0.658% due 12/17/2018	5,779	5,777
0.668% due 03/15/2019	1,984	1,984
0.945% due 01/25/2029	9,557	9,656
0.966% due 10/25/2017	3,542	3,554
1.566% due 10/25/2016	2,175	2,195
1.966% due 04/25/2023	1,574	1,627

SMART Trust
0.543% due 11/14/2012	84	84

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Structured Asset Investment Loan Trust
1.245% due 11/25/2033	$1,874	$1,412

Total Asset-Backed Securities (Cost $133,583)		133,814

SOVEREIGN ISSUES 4.9%

Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	9,550	10,316

Japan Bank for International Cooperation
2.125% due 11/05/2012	4,235	4,259

Kommunalbanken A/S
0.841% due 03/27/2017	7,000	7,002

Mexico Government International Bond
6.375% due 01/16/2013	7,024	7,238

Poland Government International Bond
6.250% due 07/03/2012	3,850	3,850

Province of Ontario
0.611% due 04/01/2015	7,000	7,000
1.875% due 11/19/2012	7,262	7,302
4.100% due 06/16/2014	6,160	6,576

Province of Quebec
4.600% due 05/26/2015	5,000	5,560

Qatar Government International Bond
5.150% due 04/09/2014	15,875	16,867

Republic of Korea
4.250% due 06/01/2013	7,050	7,245

Total Sovereign Issues (Cost $82,797)		83,215

SHORT-TERM INSTRUMENTS 8.7%

CERTIFICATES OF DEPOSIT 1.7%

Abbey National Treasury Services PLC
1.818% due 06/10/2013	5,300	5,201

Banco do Brasil S.A.
0.000% due 03/26/2013	9,180	9,120
0.000% due 03/28/2013	5,000	4,939

Itau Unibanco Holding S.A.
0.000% due 03/26/2013	10,000	9,828

		29,088

COMMERCIAL PAPER 4.3%

BMW U.S. Capital LLC
0.716% due 07/25/2012	3,300	3,300

BP Capital Markets PLC
0.780% due 04/18/2013	6,500	6,484

British Telecommunications PLC
1.600% due 05/15/2013	1,000	989
1.640% due 05/15/2013	15,600	15,428

Daimler Finance North America LLC
1.130% due 03/15/2013	4,000	3,972

Ford Motor Credit Co.
1.280% due 07/06/2012	4,900	4,899

Korea Development Bank
0.350% due 07/19/2012	2,000	2,000
0.370% due 07/18/2012	2,000	2,000

Newell Rubbermaid, Inc.
1.500% due 10/03/2012	7,000	6,986

Pacific Gas & Electric Co.
0.430% due 07/16/2012	2,900	2,899

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Spectra Energy Capital LLC
0.460% due 07/10/2012	$5,500	$5,499

Vodafone Group PLC
1.200% due 06/11/2013	10,000	9,894

Xstrata Finance Canada Ltd.
0.470% due 07/02/2012	4,600	4,600
0.480% due 07/16/2012	4,600	4,599

		73,549

REPURCHASE AGREEMENTS 0.1%

Banc of America Securities LLC
0.170% due 07/02/2012	100	100
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 0.250% due 04/30/2014 valued at $103. Repurchase proceeds are $100.)

JPMorgan Securities, Inc.
0.200% due 07/02/2012	2,000	2,000
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $2,042. Repurchase proceeds are $2,000.)

		2,100

SHORT-TERM NOTES 2.6%

Holmes Master Issuer PLC
0.372% due 07/15/2012	6,000	6,008
0.442% due 01/15/2013	17,000	17,029

Pacific Gas & Electric Co.
0.917% due 11/20/2012	14,340	14,365

University of California Revenue Notes, Series 2011
0.480% due 07/01/2012	8,000	8,000

		45,402

Total Short-Term Instruments (Cost $149,979)		150,139

Total Investments 99.8% (Cost $1,705,634)		$1,711,616

Other Assets and Liabilities (Net) 0.2%		3,726

Net Assets 100.0%		$1,715,342

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On June 30, 2012, securities valued at $31,350 were pledged as collateral for the following open reverse repurchase agreements.

Counterparty	Coupon Rate (1)	Settlement Date	Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
BCY	(1.000%)	06/06/2012	07/03/2012	$11,738	$(11,738)
	(1.000%)	06/26/2012	06/05/2014	1,743	(1,743)
DEU	0.280%	06/27/2012	07/02/2012	11,003	(11,003)
	(0.750%)	11/28/2011	11/28/2013	2,408	(2,397)
SAL	(1.000%)	06/25/2012	06/22/2014	3,909	(3,908)
					$(30,789)

(1)	The average amount of borrowings while outstanding during the period ended June 30, 2012 was $13,041 at a weighted average interest rate of (0.614%).

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$483,112	$0	$483,112
Industrials	0	487,704	0	487,704
Utilities	0	106,001	0	106,001
Convertible Bonds & Notes
Industrials	0	1,900	0	1,900
Municipal Bonds & Notes
Arkansas	0	1,579	0	1,579
California	0	9,517	0	9,517
New Jersey	0	3,504	0	3,504
New York		17,801		17,801
South Carolina	0	1,931	0	1,931
U.S. Government Agencies	0	119,160	25,422	144,582
Mortgage-Backed Securities	0	86,817	0	86,817
Asset-Backed Securities	0	129,447	4,367	133,814
Sovereign Issues	0	83,215	0	83,215
Short-Term Instruments
Certificates of Deposit	0	29,088	0	29,088
Commercial Paper	0	73,549	0	73,549
Repurchase Agreements	0	2,100	0	2,100
Short-Term Notes	0	45,402	0	45,402
	$0	$1,681,827	$29,789	$1,711,616

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	71

Schedule of Investments PIMCO Enhanced Short Maturity Strategy Fund (Cont.)

June 30, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2012:

Category and Subcategory (3)	Beginning Balance at 06/30/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (7)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012 (7)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$8,586	$0	$(8,600)	$0	$0	$14	$0	$0	$0	$0
Industrials	5,663	3,748	(9,293)	(132)	0	14	0	0	0	0
U.S. Government Agencies	27,590	0	(5,677)	0	0	(14)	3,523	0	25,422	(10)
Asset-Backed Securities	1,490	3,475	(583)	13	4	(32)	0	0	4,367	(32)
Totals	$43,329	$7,223	$(24,153)	$(119)	$4	$(18)	$3,523	$0	$29,789	$(42)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

72	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund

June 30, 2012

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AUSTRALIA 4.7%

SOVEREIGN ISSUES 4.7%

Australia Government CPI Linked Bond
1.250% due 02/21/2022	AUD	500	$544
3.000% due 09/20/2025		340	481
4.000% due 08/20/2020		150	296

Total Australia (Cost $1,284)			1,321

BRAZIL 11.0%

SOVEREIGN ISSUES 11.0%

Brazil Notas do Tesouro Nacional (a)
6.000% due 08/15/2020	BRL	632	750
6.000% due 08/15/2024		597	724
6.000% due 08/15/2030		455	565
6.000% due 05/15/2045		820	1,063

Total Brazil (Cost $3,300)			3,102

CANADA 7.3%

SOVEREIGN ISSUES 7.3%

Canada Government Bond (a)
4.250% due 12/01/2021	CAD	1,471	2,053

Total Canada (Cost $2,082)			2,053

FRANCE 2.0%

SOVEREIGN ISSUES 2.0%

France Government Bond (a)
1.300% due 07/25/2019	EUR	423	560

Total France (Cost $580)			560

GERMANY 5.7%

SOVEREIGN ISSUES 5.7%

Republic of Germany (a)
0.750% due 04/15/2018	EUR	681	911
1.750% due 04/15/2020		486	706

Total Germany (Cost $1,728)			1,617

ISRAEL 1.8%

SOVEREIGN ISSUES 1.8%

Israel Government Bond (a)
3.000% due 10/31/2019	ILS	1,710	516

Total Israel (Cost $532)			516

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ITALY 4.0%

SOVEREIGN ISSUES 4.0%

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (a)	EUR	427	$425
5.500% due 09/01/2022		570	710

Total Italy (Cost $1,192)			1,135

JAPAN 6.8%

SOVEREIGN ISSUES 6.8%

Japan Government International CPI Linked Bond
1.400% due 06/10/2018	JPY	138,880	1,910

Total Japan (Cost $1,900)			1,910

MEXICO 16.8%

SOVEREIGN ISSUES 16.8%

Mexico Government International Bond (a)
2.500% due 12/10/2020	MXN	21,907	1,770
4.000% due 11/15/2040		8,986	799
4.500% due 12/04/2025		3,983	387
5.000% due 06/16/2016		20,342	1,779

Total Mexico (Cost $4,572)			4,735

SOUTH AFRICA 5.4%

SOVEREIGN ISSUES 5.4%

South Africa Government International Bond (a)
2.750% due 01/31/2022	ZAR	7,543	984
5.500% due 12/07/2023		3,204	540

Total South Africa (Cost $1,561)			1,524

SWEDEN 1.0%

SOVEREIGN ISSUES 1.0%

Sweden Government Bond CPI Linked Bond
0.250% due 06/01/2022	SEK	1,800	269

Total Sweden (Cost $272)			269

UNITED KINGDOM 3.9%

CORPORATE BONDS & NOTES 0.8%

Network Rail Infrastructure Finance PLC (a)
1.375% due 11/22/2037	GBP	119	235

SOVEREIGN ISSUES 3.1%

United Kingdom Gilt (a)
0.375% due 03/22/2062		51	92
0.625% due 11/22/2042		57	105

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.750% due 03/22/2034	GBP	104	$190
1.125% due 11/22/2037		120	240
1.875% due 11/22/2022		118	234

			861

Total United Kingdom (Cost $1,124)			1,096

UNITED STATES 17.8%

U.S. TREASURY OBLIGATIONS 17.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016		$1,042	1,086
0.125% due 01/15/2022		2,440	2,587
0.750% due 02/15/2042		204	215
2.375% due 01/15/2025		732	967
2.500% due 01/15/2029		107	149

Total United States (Cost $4,980)			5,004

SHORT-TERM INSTRUMENTS 12.3%

REPURCHASE AGREEMENTS 7.3%

JPMorgan Securities, Inc.
0.200% due 07/02/2012		1,800	1,800
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $1,838. Repurchase proceeds are $1,800.)

State Street Bank and Trust Co.
0.010% due 07/02/2012		259	259
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $265. Repurchase proceeds are $259.)

			2,059

SHORT-TERM NOTES 5.0%

Freddie Mac
0.162% due 12/10/2012 - 12/17/2012		1,400	1,399

Total Short-Term Instruments (Cost $3,458)			3,458

Total Investments 100.5% (Cost $28,565)			$28,300

Other Assets and Liabilities (Net) (0.5%)			(144)

Net Assets 100.0%			$28,156

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	73

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund (Cont.)

(b)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	666		$648	JPM	$0	$(33)	$(33)
07/2012		14		14	MSC	0	(1)	(1)
07/2012	ILS	77		20	UAG	0	0	0
07/2012		$20	ILS	77	BRC	0	0	0
07/2012		10	ZAR	84	DUB	0	0	0
07/2012	ZAR	3,849		$456	BRC	0	(13)	(13)
07/2012		2,395		300	DUB	9	(1)	8
08/2012	BRL	61		30	BRC	0	0	0
08/2012		35		17	GSC	0	0	0
08/2012		12		6	HUS	0	0	0
08/2012	MXN	24,564		1,861	JPM	27	0	27
08/2012		$599	BRL	1,170	BRC	0	(20)	(20)
08/2012		210		438	HUS	7	0	7
08/2012		700		1,395	MSC	0	(10)	(10)
08/2012		30		62	UAG	1	0	1
08/2012		90	CLP	45,243	BRC	0	0	0
08/2012		75		36,795	HUS	0	(2)	(2)
08/2012		90		43,884	JPM	0	(3)	(3)
08/2012		90		44,033	MSC	0	(3)	(3)
08/2012		155		76,136	UAG	0	(4)	(4)
08/2012		20	MXN	272	DUB	1	0	1
08/2012		170		2,359	JPM	7	0	7
09/2012	CAD	1,199		$1,166	UAG	0	(9)	(9)
09/2012	GBP	292		451	BPS	0	(6)	(6)
09/2012		64		99	RYL	0	(1)	(1)
09/2012		$141	EUR	112	BPS	1	0	1
09/2012		429		344	CBK	6	0	6
09/2012		1,771		1,420	JPM	27	0	27
09/2012		231	GBP	149	BRC	2	0	2
09/2012		467		300	DUB	3	0	3
09/2012		236		152	MSC	2	0	2
09/2012		508	JPY	39,777	BPS	0	(10)	(10)
10/2012		20	ILS	77	UAG	0	0	0
						$93	$(116)	$(23)

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Australia
Sovereign Issues	$0	$1,321	$0	$1,321
Brazil
Sovereign Issues	0	3,102	0	3,102
Canada
Sovereign Issues	0	2,053	0	2,053
France
Sovereign Issues	0	560	0	560
Germany
Sovereign Issues	0	1,617	0	1,617

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Israel
Sovereign Issues	$0	$516	$0	$516
Italy
Sovereign Issues	0	1,135	0	1,135
Japan
Sovereign Issues	0	1,910	0	1,910
Mexico
Sovereign Issues	0	4,735	0	4,735
South Africa
Sovereign Issues	0	1,524	0	1,524
Sweden
Sovereign Issues	0	269	0	269
United Kingdom
Corporate Bonds & Notes	0	235	0	235
Sovereign Issues	0	861	0	861
United States
U.S. Treasury Obligations	0	5,004	0	5,004
Short-Term Instruments
Repurchase Agreements	0	2,059	0	2,059
Short-Term Notes	0	1,399	0	1,399
	$0	$28,300	$0	$28,300

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$93	$0	$93

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(116)	$0	$(116)
Totals	$0	$28,277	$0	$28,277

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(d)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$93	$0	$93

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$116	$0	$116

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	75

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund (Cont.)

June 30, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(9)	$0	$(9)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(23)	$0	$(23)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(e)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BPS	$(15)	$0	$(15)
BRC	(31)	0	(31)
CBK	6	0	6
DUB	12	0	12
HUS	5	0	5
JPM	25	0	25
MSC	(12)	0	(12)
RYL	(1)	0	(1)
UAG	(12)	0	(12)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

76	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Strategy Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 99.1%

ALASKA 0.6%

Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2014	$850	$904

ARIZONA 1.4%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	466

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,703

		2,169

CALIFORNIA 13.7%

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,156

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2018	500	605
5.000% due 05/01/2019	1,040	1,276

California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	750	821

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	599

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	603

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	599

Carlsbad Unified School District, California General Obligation Notes, Series 2009
0.000% due 05/01/2014	250	246

Irvine Ranch Water District, California General Obligation Bonds, Series 2009
0.170% due 10/01/2041	2,200	2,200

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,743

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	1,500	1,828

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	931

Newport Beach, California Revenue Bonds, Series 2009
5.000% due 12/01/2038	1,000	1,026

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	571

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	475

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	803

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,171

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,234

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017	$750	$678

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	625

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,203

University of California Revenue Notes, Series 2010
5.000% due 05/15/2018	500	596

		20,989

COLORADO 0.8%

Denver, Colorado City & County Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
4.000% due 11/15/2016	265	296

Denver, Colorado City & County Revenue Notes, Series 2009
5.000% due 11/15/2016	250	289

Glenwood Springs, Colorado Revenue Notes, Series 2010
5.000% due 10/01/2018	500	580

		1,165

CONNECTICUT 3.5%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2032	5,000	5,402

FLORIDA 7.7%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	835

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,131

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2019	1,000	1,131

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	275

Florida State Board of Governors Revenue Notes, Series 2008
5.500% due 07/01/2018	105	127

Florida State JEA Water & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,758

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	564

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,172

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,487

Miami-Dade County, Florida Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,133

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	276

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	298

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	$1,300	$1,582

		11,769

GEORGIA 0.8%

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	302

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	388

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
3.000% due 01/01/2014	250	259
5.000% due 01/01/2020	250	299

		1,248

ILLINOIS 5.7%

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2016	250	230

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	200	216

Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2011
3.000% due 01/01/2014	650	670

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,170
5.500% due 01/01/2018	1,000	1,186

Chicago, Illinois Waterworks Revenue Notes, (AGM Insured), Series 2008
5.000% due 11/01/2016	350	408

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,219

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	419

Illinois State General Obligation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2012	250	251

Illinois State General Obligation Notes, Series 2004
5.000% due 03/01/2013	1,000	1,029

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	567

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	866

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	576

		8,807

INDIANA 2.9%

Indiana Finance Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 12/01/2017	300	353

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	558
5.000% due 02/01/2018	500	602

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,260

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	77

Schedule of Investments PIMCO Intermediate Municipal Bond Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AMBAC Insured), Series 2006
5.000% due 01/01/2016	$300	$343

Purdue University, Indiana Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	640	756

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	549

Warsaw Multi-School Building Corp., Indiana Revenue Notes, Series 2008
5.500% due 01/15/2017	100	115

		4,536

IOWA 0.4%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	566

KANSAS 0.5%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	598

Wyandotte County-Kansas City, Kansas Unified Government Utility System Revenue Notes, Series 2010
5.000% due 09/01/2015	200	224

		822

KENTUCKY 1.4%

Kentucky Municipal Power Agency Revenue Notes, (AGM Insured), Series 2010
4.000% due 09/01/2016	900	972

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,160

		2,132

MASSACHUSETTS 3.8%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	610

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	938

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	541
5.000% due 10/01/2016	600	681

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,406

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	609

		5,785

MICHIGAN 2.1%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,187

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	2,000	2,004

		3,191

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MINNESOTA 0.7%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	$1,000	$1,147

MISSOURI 2.0%

Missouri Joint Municipal Electric Utility Commission Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 01/01/2016	800	888

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.180% due 09/01/2030	1,000	1,000

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,155

		3,043

NEW HAMPSHIRE 1.0%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,317

New Hampshire Health & Education Facilities Authority Revenue Notes, Series 2009
5.000% due 07/01/2016	250	288

		1,605

NEW JERSEY 5.3%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,142

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,111

New Jersey Economic Development Authority Revenue Notes, (AGM Insured), Series 2008
5.000% due 03/01/2014	1,000	1,072

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,380

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
5.000% due 12/15/2023	2,000	2,424

		8,129

NEW MEXICO 0.4%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	599

NEW YORK 12.1%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,211

Erie County, New York Industrial Development Agency Revenue Notes, Series 2011
5.000% due 05/01/2015	500	559

Long Island Power Authority, New York Revenue Bonds, Series 2006
5.000% due 12/01/2017	500	582

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	600

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2012	750	753
5.000% due 08/01/2017	980	1,163

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2009
5.000% due 06/15/2017	$895	$1,068

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2007
5.000% due 11/01/2015	200	229

New York Liberty Development Corp. Revenue Bonds, Series 2011
0.270% due 12/01/2049	1,000	1,000

New York State Dormitory Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 07/01/2016	370	416

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2030	1,635	1,774

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,347

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,363

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2019	1,000	1,157

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	903

New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,067

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	599

Riverhead Central School District, New York General Obligation Notes, Series 2010
4.000% due 10/01/2017	250	282

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	549

		18,622

NORTH CAROLINA 3.9%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	361

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,911
5.000% due 10/01/2027 (a)	1,100	1,222

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,836

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	421

University of North Carolina at Chapel Hill Revenue Notes, Series 2005
5.000% due 02/01/2015	250	271

		6,022

OHIO 6.0%

American Municipal Power Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	949

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

American Municipal Power, Inc. Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	$500	$565

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	742

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	2,000	2,503

Ohio State Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2016	300	331

Ohio State Turnpike Commission Revenue Bonds, (NPFGC/FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,156
5.500% due 02/15/2017	225	267

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,185

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,488

		9,186

OREGON 0.4%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	568

PENNSYLVANIA 3.3%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	605

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	584

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	3,068

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	286

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	590

		5,133

PUERTO RICO 0.2%

Puerto Rico Electric Power Authority Revenue Bonds, (SGI Insured), Series 2002
5.375% due 07/01/2016	250	283

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH CAROLINA 0.2%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	$250	$272

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	500	536

TEXAS 12.7%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
4.000% due 02/15/2023	1,225	1,408
4.000% due 02/15/2025	2,565	2,855

Eagle Mountain & Saginaw Independent School District, Texas General Obligation Notes, Series 2010
0.000% due 08/15/2017	250	227

Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	1,500	1,841

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,193

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2011
0.950% due 08/01/2034	700	703
1.350% due 06/01/2039	1,475	1,493

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2024	1,165	1,424

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,855

Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	250	269

Texas Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2008
5.625% due 12/15/2017	2,500	2,749

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	903

Texas Transportation Commission Revenue Bonds, Series 2007
5.000% due 04/01/2026	100	113

University of Houston, Texas Revenue Bonds, Series 2011
5.000% due 02/15/2022	2,000	2,441

		19,474

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WASHINGTON 2.5%

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	$1,000	$1,109

Washington Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	250	255

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,422

		3,786

WISCONSIN 2.7%

Wisconsin Department of Transportation Revenue Bonds, Series 2012
5.000% due 07/01/2022	2,500	3,138

Wisconsin Department of Transportation Revenue Notes, Series 2012
5.000% due 07/01/2018	300	363
5.000% due 07/01/2019	275	337

Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 05/01/2017	225	252

		4,090

WYOMING 0.1%

Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
5.000% due 12/01/2017	200	227

Total Municipal Bonds & Notes (Cost $146,278)		152,207

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS 0.9%

State Street Bank and Trust Co.
0.010% due 07/02/2012	1,395	1,395

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $1,428. Repurchase proceeds are $1,395.)

Total Short-Term Instruments (Cost $1,395)		1,395

Total Investments 100.0% (Cost $147,673)		$153,602

Other Assets and Liabilities (Net) 0.0%		(26)

Net Assets 100.0%		$153,576

Notes to Schedule of Investments (amounts in thousands):

(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	79

Schedule of Investments PIMCO Intermediate Municipal Bond Strategy Fund (Cont.)

June 30, 2012

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Municipal Bonds & Notes
Alaska	$0	$904	$0	$904
Arizona	0	2,169	0	2,169
California	0	20,989	0	20,989
Colorado	0	1,165	0	1,165
Connecticut	0	5,402	0	5,402
Florida	0	11,769	0	11,769
Georgia	0	1,248	0	1,248
Illinois	0	8,807	0	8,807
Indiana	0	4,536	0	4,536
Iowa	0	566	0	566
Kansas	0	822	0	822
Kentucky	0	2,132	0	2,132
Massachusetts	0	5,785	0	5,785
Michigan	0	3,191	0	3,191
Minnesota	0	1,147	0	1,147
Missouri	0	3,043	0	3,043
New Hampshire	0	1,605	0	1,605
New Jersey	0	8,129	0	8,129
New Mexico	0	599	0	599
New York	0	18,622	0	18,622
North Carolina	0	6,022	0	6,022
Ohio	0	9,186	0	9,186
Oregon	0	568	0	568
Pennsylvania	0	5,133	0	5,133
Puerto Rico	0	283	0	283
South Carolina	0	272	0	272
Tennessee	0	536	0	536
Texas	0	19,474	0	19,474
Washington	0	3,786	0	3,786
Wisconsin	0	4,090	0	4,090
Wyoming	0	227	0	227
Short-Term Instruments
Repurchase Agreements	0	1,395	0	1,395
	$0	$153,602	$0	$153,602

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

80	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Strategy Fund

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 97.3%

ALASKA 0.6%

Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2014	$250	$266

ARIZONA 6.6%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,115

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2011
4.000% due 12/01/2014	1,600	1,737

		2,852

CALIFORNIA 12.8%

California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	250	270

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2013	500	519

California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	550	602

California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	523

California Statewide Communities Development Authority Revenue Notes, Series 2010
3.000% due 11/01/2012	100	101

Long Beach, California Revenue Notes, Series 2010
3.000% due 06/01/2013	165	169

Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	1,000	1,070

Newport Beach, California Revenue Bonds, Series 2009
5.000% due 12/01/2038	500	513

Northern California Power Agency Revenue Notes, Series 2010
3.000% due 06/01/2013	250	255

San Francisco, California City & County Public Utilities Commission Water Revenue Notes, Series 2010
3.000% due 11/01/2013	750	777

San Jose Evergreen Community College District, California General Obligation Notes, Series 2012
3.000% due 08/01/2013	500	515

South Placer Wastewater Authority, California Revenue Notes, Series 2011
1.010% due 11/01/2014	250	250

		5,564

COLORADO 1.2%

University of Colorado Revenue Notes, Series 2010
3.000% due 06/01/2013	500	513

CONNECTICUT 6.4%

Connecticut State Development Authority Revenue Bonds, Series 2011
1.250% due 09/01/2028	1,000	1,005

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,766

		2,771

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DELAWARE 1.1%

Delaware Solid Waste Authority Revenue Notes, Series 2010
3.500% due 06/01/2013	$450	$461

DISTRICT OF COLUMBIA 0.2%

District of Columbia General Obligation Notes, (AGM Insured), Series 2005
5.000% due 06/01/2013	100	104

GEORGIA 1.8%

Atlanta, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2014	500	533

Municipal Electric Authority of Georgia Revenue Notes, Series 2008
5.000% due 01/01/2013	250	255

		788

ILLINOIS 8.0%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	500	541

Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2010
4.000% due 01/01/2013	250	254

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2016	850	991

Cook County, Illinois School District No. 63 East Maine General Obligation Notes, Series 2010
2.000% due 12/01/2012	155	156

Decatur Park District, Illinois General Obligation Notes, Series 2010
2.250% due 03/01/2013	175	177

Illinois Finance Authority Revenue Bonds, Series 2004
5.500% due 10/01/2014	200	218

Illinois Municipal Electric Agency Revenue Notes, (NPFGC/FGIC Insured), Series 2007
5.000% due 02/01/2014	300	317

Illinois State Toll Highway Authority Revenue Bonds, (AGM Insured), Series 1998
5.500% due 01/01/2014	250	267

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 1996
0.000% due 12/15/2012	300	298

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
4.000% due 06/01/2013	250	257

		3,476

INDIANA 2.5%

Indiana Finance Authority Revenue Notes, Series 2006
5.500% due 02/01/2013	300	309

Indiana University Revenue Notes, Series 2010
4.000% due 08/01/2013	240	249

Indianapolis, Indiana Thermal Energy System Revenue Notes, Series 2010
3.000% due 10/01/2013	500	515

		1,073

IOWA 1.5%

Dubuque Community School District, Iowa Revenue Notes, Series 2010
2.000% due 01/01/2013	250	252

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Iowa State University of Science & Technology Revenue Notes, Series 2011
2.000% due 07/01/2013	$410	$417

		669

KENTUCKY 1.8%

Jefferson County, Kentucky Capital Projects Corp. Revenue Notes, (AGM Insured), Series 2007
4.000% due 06/01/2013	250	257

Kentucky Turnpike Authority Revenue Notes, Series 2010
2.500% due 07/01/2013	500	511

		768

LOUISIANA 1.2%

Louisiana Offshore Terminal Authority Revenue Bonds, Series 2010
2.100% due 10/01/2040	500	508

MAINE 0.6%

Maine Health & Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2013	250	256

MASSACHUSETTS 1.4%

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2013	600	623

MICHIGAN 2.9%

Hamilton Community School District, Michigan General Obligation Notes, (AGM/Q-SBLF Insured), Series 2005
5.000% due 05/01/2013	250	260

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,002

		1,262

MINNESOTA 1.1%

Savage, Minnesota General Obligation Notes, Series 2011
2.000% due 02/01/2013	460	465

MISSOURI 1.1%

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.180% due 09/01/2030	500	500

NEBRASKA 0.5%

Central Plains Energy Project, Nebraska Revenue Notes, Series 2007
5.000% due 12/01/2012	210	213

NEVADA 0.3%

Clark County, Nevada Revenue Notes, Series 2010
3.000% due 07/01/2013	150	154

NEW YORK 19.5%

Essex County, New York General Obligation Notes, (NPFGC Insured), Series 2005
4.000% due 05/15/2013	200	206

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	81

Schedule of Investments PIMCO Short Term Municipal Bond Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metropolitan Transportation Authority, New York Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 11/15/2014	$590	$650

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	545

New York City, New York General Obligation Bonds, Series 2002
5.750% due 08/01/2012	350	351

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,208

New York City, New York Health & Hospital Corp. Revenue Notes, Series 2010
3.000% due 02/15/2014	500	519

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2010
5.000% due 11/01/2013	250	265

New York Liberty Development Corp. Revenue Bonds, Series 2011
0.270% due 12/01/2049	300	300

New York State Dormitory Authority Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 07/01/2013	300	314

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	281

New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2014	350	375

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	508

New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	1,500	1,534

New York State Thruway Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 04/01/2014	125	135

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	250	267

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2013	750	767

Oneida-Herkimer Solid Waste Management Authority, New York Revenue Notes, Series 2011
4.000% due 04/01/2014	250	262

		8,487

NORTH CAROLINA 1.2%

Buncombe County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 06/01/2013	500	522

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OHIO 3.4%

Columbus, Ohio General Obligation Notes, Series 2010
1.250% due 06/01/2013	$340	$343

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.250% due 06/01/2015	1,000	1,135

		1,478

PENNSYLVANIA 2.0%

Bristol Township, Pennsylvania General Obligation Notes, (AGM Insured), Series 2010
4.000% due 09/01/2012	105	106

Chester County, Pennsylvania Health & Education Facilities Authority Revenue Notes, Series 2010
3.000% due 05/15/2013	250	256

Delaware Valley Regional Financial Authority, Pennsylvania Revenue Bonds, Series 2002
5.500% due 07/01/2012	265	265

Philadelphia, Pennsylvania Water & Sewer Revenue Notes, Series 2010
4.000% due 06/15/2013	250	258

		885

PUERTO RICO 0.6%

Puerto Rico Electric Power Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 07/01/2013	250	260

SOUTH CAROLINA 1.9%

South Carolina State General Obligation Notes, Series 2009
5.000% due 10/01/2014	750	827

TEXAS 6.1%

El Paso Independent School District, Texas General Obligation Notes, Series 2009
5.000% due 08/15/2013	580	610

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1999
0.180% due 10/01/2029	200	200

Houston Community College System, Texas General Obligation Notes, Series 2011
4.000% due 02/15/2014	500	529

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2011
0.950% due 08/01/2034	200	201

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,000	1,101

		2,641

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
VIRGINIA 1.4%

Commonwealth of Virginia General Obligation Notes, Series 2008
3.000% due 06/01/2013	$400	$410

Roanoke Economic Development Authority, Virginia Revenue Notes, (AGM Insured), Series 2005
5.000% due 07/01/2012	200	200

		610

WASHINGTON 6.3%

Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	1,000	1,129

Grays Harbor County, Washington School District No. 5 Aberdeen General Obligation Notes, (AGM Insured), Series 2004
4.000% due 12/01/2013	400	420

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
3.000% due 12/01/2012	315	318

Washington State Revenue Notes, Series 2012
5.000% due 09/01/2015	750	851

		2,718

WISCONSIN 1.3%

Wisconsin Department of Transportation Revenue Notes, Series 2012
5.000% due 07/01/2016	100	116

Wisconsin State Revenue Notes, Series 2009
5.000% due 07/01/2014	400	434

		550

Total Municipal Bonds & Notes (Cost $42,015)		42,264

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 1.8%

State Street Bank and Trust Co.
0.010% due 07/02/2012	793	793

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $810. Repurchase proceeds are $793.)

Total Short-Term Instruments (Cost $793)		793

Total Investments 99.1% (Cost $42,808)		$43,057

Other Assets and Liabilities (Net) 0.9%		406

Net Assets 100.0%		$43,463

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

Notes to Schedule of Investments (amounts in thousands):

(a)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Municipal Bonds & Notes
Alaska	$0	$266	$0	$266
Arizona	0	2,852	0	2,852
California	0	5,564	0	5,564
Colorado	0	513	0	513
Connecticut	0	2,771	0	2,771
Delaware	0	461	0	461
District of Columbia	0	104	0	104
Georgia	0	788	0	788
Illinois	0	3,476	0	3,476
Indiana	0	1,073	0	1,073
Iowa	0	669	0	669
Kentucky	0	768	0	768
Louisiana	0	508	0	508
Maine	0	256	0	256
Massachusetts	0	623	0	623
Michigan	0	1,262	0	1,262
Minnesota	0	465	0	465
Missouri	0	500	0	500
Nebraska	0	213	0	213
Nevada	0	154	0	154
New York	0	8,487	0	8,487
North Carolina	0	522	0	522
Ohio	0	1,478	0	1,478
Pennsylvania	0	885	0	885
Puerto Rico	0	260	0	260
South Carolina	0	827	0	827
Texas	0	2,641	0	2,641
Virginia	0	610	0	610
Washington	0	2,718	0	2,718
Wisconsin	0	550	0	550
Short-Term Instruments
Repurchase Agreements	0	793	0	793
	$0	$43,057	$0	$43,057

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	83

Schedule of Investments PIMCO Total Return Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.6%

Awas Aviation Capital Ltd.
3.250% due 06/25/2018		$10,000	$10,004

Total Bank Loan Obligations (Cost $9,900)			10,004

CORPORATE BONDS & NOTES 17.9%

BANKING & FINANCE 15.5%

Ally Financial, Inc.
2.667% due 12/01/2014		4,000	3,840
3.667% due 02/11/2014		2,000	1,995
3.868% due 06/20/2014		5,788	5,762
5.900% due 12/15/2013		40	39
6.000% due 11/15/2013		50	49
6.250% due 10/15/2013		10	10
6.375% due 08/01/2013		22	22
6.500% due 02/15/2013		24	24
6.500% due 03/15/2013		15	15
6.500% due 05/15/2013		50	50
6.750% due 12/01/2014		2,211	2,338
6.750% due 07/15/2016		85	82
6.800% due 02/15/2013		25	25
6.800% due 04/15/2013		35	35
6.875% due 08/28/2012		1,877	1,889
7.000% due 08/15/2013		200	197
7.100% due 01/15/2013		25	25

American Express Bank FSB
6.000% due 09/13/2017		755	893

American General Capital
8.500% due 07/01/2030		3,300	3,639

American General Institutional Capital
7.570% due 12/01/2045		2,000	2,015

American International Group, Inc.
3.750% due 11/30/2013		570	577
8.175% due 05/15/2068		11,250	12,262
8.625% due 05/22/2068	GBP	2,000	3,176

Barclays Bank PLC
14.000% due 06/15/2019 (f)		250	446

Caledonia Generating LLC
1.950% due 02/28/2022 (c)		$20,000	20,000

Capital One Financial Corp.
6.750% due 09/15/2017		262	311

Citigroup Capital
8.300% due 12/21/2077		16,240	16,321

Citigroup, Inc.
5.000% due 09/15/2014		26,000	26,668

Dexia Credit Local S.A.
0.867% due 03/05/2013		5,915	5,803
0.946% due 04/29/2014		2,000	1,882
2.000% due 03/05/2013		900	896
2.750% due 01/10/2014		1,000	989
2.750% due 04/29/2014		2,300	2,259

Eksportfinans ASA
0.661% due 04/05/2013		7,000	6,801
0.669% due 10/07/2013		800	763
1.600% due 03/20/2014	JPY	150,000	1,778
1.875% due 04/02/2013		$2,090	2,049
2.000% due 09/15/2015		3,500	3,135
3.000% due 11/17/2014		5,200	4,930
5.500% due 05/25/2016		5,900	5,805

Export-Import Bank of Korea
5.125% due 06/29/2020		1,189	1,333

Fannie Mae
2.680% due 02/01/2022 (c)		15,000	15,047

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$4,000	$4,456
8.000% due 06/01/2014		2,000	2,220
8.700% due 10/01/2014		2,000	2,282

Intesa Sanpaolo SpA
6.500% due 02/24/2021		4,240	3,716

Korea Exchange Bank
3.125% due 06/26/2017		5,000	4,999

LBG Capital PLC
7.867% due 12/17/2019	GBP	3,000	4,088
7.869% due 08/25/2020		1,500	2,031

Lloyds TSB Bank PLC
12.000% due 12/16/2024 (f)		$478	501

Murray Street Investment Trust
4.647% due 03/09/2017		14,912	14,963

Rabobank Group
11.000% due 06/30/2019 (f)		134	169

Santander Issuances S.A.U.
5.911% due 06/20/2016		1,000	928

SLM Student Loan Trust
1.212% due 12/15/2033	EUR	68,366	71,448

Springleaf Finance Corp.
4.875% due 07/15/2012		$2,000	2,000

SunAmerica Financial Group, Inc.
7.500% due 07/15/2025		600	698

Trafford Centre Finance Ltd.
1.213% due 07/28/2015	GBP	2,108	3,217

UBS AG
5.875% due 12/20/2017		$250	280

			274,171

INDUSTRIALS 1.6%

Altria Group, Inc.
9.700% due 11/10/2018		2,000	2,772

DISH DBS Corp.
6.625% due 10/01/2014		4,000	4,310

HCA, Inc.
5.750% due 03/15/2014		5,000	5,256

International Business Machines Corp.
5.700% due 09/14/2017		2,250	2,710

Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		600	455

MGM Resorts International
10.375% due 05/15/2014		4,000	4,530
11.125% due 11/15/2017		3,000	3,383

News America, Inc.
6.400% due 12/15/2035		1,380	1,598

Petrobras International Finance Co.
5.875% due 03/01/2018		1,300	1,448

President and Fellows of Harvard College
6.000% due 01/15/2019		250	317

Time Warner, Inc.
5.875% due 11/15/2016		2,000	2,345

			29,124

UTILITIES 0.8%

EDF S.A.
6.500% due 01/26/2019		2,150	2,535

Petroleos Mexicanos
5.500% due 06/27/2044		300	308
8.000% due 05/03/2019		987	1,258

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	7,400	$9,353

			13,454

Total Corporate Bonds & Notes (Cost $316,650)			316,749

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.2%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		$638	798

University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049		2,000	2,623

			3,421

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		675	804

NEW YORK 0.3%

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043		684	856
5.790% due 06/15/2041		4,000	4,480

			5,336

OHIO 0.1%

American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044		723	859

SOUTH CAROLINA 0.0%

South Carolina Student Loan Corp. Revenue Notes Series 2010
0.916% due 01/25/2021		369	367

Total Municipal Bonds & Notes (Cost $10,708)			10,787

U.S. GOVERNMENT AGENCIES 40.6%

Fannie Mae
0.000% due 06/25/2035 (b)		269	261
2.342% due 09/01/2034		128	133
2.500% due 07/01/2027 - 08/01/2027		14,000	14,416
2.800% due 06/01/2022		5,000	5,158
2.840% due 08/01/2022		12,310	12,310
3.000% due 12/01/2025 - 07/01/2042		73,861	76,258
3.300% due 10/01/2021		13,054	13,966
3.380% due 11/01/2021		6,785	7,295
3.500% due 05/01/2042 - 08/01/2042		142,986	149,995
4.000% due 10/01/2013 - 08/01/2042		157,580	167,942
4.330% due 04/01/2021		197	224
4.500% due 11/25/2035 - 07/01/2042		50,503	54,564
5.000% due 01/25/2040 - 07/01/2042		25,100	27,176
5.500% due 08/01/2035 - 08/01/2042		15,643	17,098
5.680% due 06/25/2037		249	293

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 02/25/2034 - 07/25/2035	$2,635	$3,117
6.175% due 04/25/2040 (a)	1,195	174
6.955% due 05/25/2036 (a)	12,610	1,950
21.740% due 07/25/2023	64	101

Freddie Mac
1.000% due 06/29/2017	9,400	9,439
1.250% due 05/12/2017	43,800	44,452
2.375% due 01/13/2022	57,600	59,289
4.000% due 09/15/2039 - 04/15/2042	6,235	6,770
4.500% due 05/15/2036 - 04/15/2042	5,995	6,690
4.565% due 12/01/2031	261	281
5.000% due 05/15/2033 - 07/15/2041	14,194	16,609
5.000% due 08/15/2039 (a)	1,747	242
5.250% due 03/15/2032 - 04/15/2033	339	385
5.500% due 08/15/2033 - 08/15/2036	2,106	2,483
6.000% due 10/15/2031 - 08/01/2037	3,676	4,480

Ginnie Mae
4.000% due 02/20/2041	5,270	5,734
4.500% due 12/20/2040	734	854
5.000% due 07/20/2039 - 10/20/2039	3,694	4,373
5.500% due 02/17/2033 - 07/20/2037	236	275
5.856% due 12/20/2035 (a)	6,000	1,856

Total U.S. Government Agencies (Cost $711,190)		716,643

U.S. TREASURY OBLIGATIONS 15.5%

U.S. Treasury Bonds
3.000% due 05/15/2042 (g)	31,900	33,490

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	68,110	72,213
0.625% due 07/15/2021	2,249	2,509
0.750% due 02/15/2042	13,339	14,075
1.125% due 01/15/2021	135	155
1.250% due 07/15/2020	189	220
1.375% due 01/15/2020	211	245
1.750% due 01/15/2028	825	1,036
2.000% due 01/15/2026	26,083	33,370
2.375% due 01/15/2025	9,254	12,218
2.375% due 01/15/2027	23,541	31,672
3.875% due 04/15/2029	213	345

U.S. Treasury Notes
1.000% due 06/30/2019 (c)	5,000	4,964
1.125% due 05/31/2019	18,400	18,443
1.750% due 05/15/2022 (g)	46,200	46,626
1.875% due 09/30/2017	1,400	1,478

Total U.S. Treasury Obligations (Cost $271,248)		273,059

MORTGAGE-BACKED SECURITIES 17.1%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	1,075	1,094

Adjustable Rate Mortgage Trust
1.045% due 01/25/2035	61	60
2.691% due 01/25/2035	781	768
2.914% due 07/25/2035	3,094	2,661

American Home Mortgage Investment Trust
2.237% due 09/25/2045	97	81
2.736% due 02/25/2045	1,900	1,654

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Arkle Master Issuer PLC
1.616% due 05/17/2060		$529	$530

Arran Residential Mortgages Funding PLC
2.089% due 05/16/2047	EUR	366	465

ASG Resecuritization Trust
2.655% due 03/26/2037		$134	132

Banc of America Funding Corp.
0.464% due 07/20/2036		61	49
0.494% due 05/20/2035		6,391	4,685
0.745% due 06/26/2035		1,000	872
2.628% due 05/25/2035		112	114
2.643% due 02/20/2036		532	490
2.835% due 12/20/2034		1,292	690

Banc of America Large Loan, Inc.
1.992% due 11/15/2015		175	166
5.692% due 06/24/2050		5,974	6,688

Banc of America Mortgage Securities, Inc.
2.621% due 10/25/2034		2,221	1,928
2.966% due 02/25/2034		290	269
3.112% due 06/25/2035		1,026	1,000

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.891% due 07/10/2045		6,180	6,203

BCAP LLC Trust
5.253% due 07/26/2037		1,833	1,571

Bear Stearns Adjustable Rate Mortgage Trust
2.520% due 02/25/2036		1,108	957
2.736% due 04/25/2034		23	21
2.749% due 01/25/2035		653	589
2.831% due 10/25/2034		2,564	1,935
2.867% due 11/25/2034		133	115
2.951% due 10/25/2034		424	331
3.248% due 04/25/2034		188	159

Bear Stearns Alt-A Trust
0.515% due 08/25/2035		1,010	742
0.885% due 04/25/2034		86	77
2.746% due 06/25/2034		602	509
2.936% due 11/25/2034		932	644

Bear Stearns Commercial Mortgage Securities
4.868% due 09/11/2042		3,000	3,105

Bella Vista Mortgage Trust
0.545% due 01/22/2045		798	594

Citigroup Mortgage Loan Trust, Inc.
0.485% due 11/25/2036		2,700	1,606
2.230% due 09/25/2035		548	512
2.340% due 09/25/2035		354	312
2.600% due 05/25/2035		93	86
2.644% due 08/25/2035		1,998	1,879
2.869% due 09/25/2034		303	302
2.893% due 03/25/2034		948	866

Countrywide Alternative Loan Trust
6.000% due 11/25/2034		172	167

Countrywide Home Loan Mortgage Pass-Through Trust
0.515% due 03/25/2035		489	412
0.645% due 07/25/2018		841	818
0.645% due 08/25/2033		3,820	3,694
0.745% due 06/25/2018		3,719	3,625
0.785% due 02/25/2035		83	70
2.824% due 12/25/2033		2,180	1,861
5.000% due 04/25/2035		73	73

Credit Suisse First Boston Mortgage Securities Corp.
0.895% due 11/25/2031		73	59
2.459% due 06/25/2033		47	45
2.932% due 11/25/2034		168	162
4.832% due 04/15/2037		2,000	2,124

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Credit Suisse Mortgage Capital Certificates
2.838% due 04/26/2037		$115	$114
3.016% due 07/27/2036		283	281
3.285% due 03/27/2036		411	403
4.949% due 10/27/2036		130	126
5.112% due 07/27/2037		144	146
5.448% due 01/15/2049		4,850	4,904
5.509% due 04/15/2047		200	223
6.000% due 05/27/2036		128	129

Deutsche Mortgage Securities, Inc.
5.248% due 06/26/2035		2,000	1,939

DLJ Commercial Mortgage Corp.
6.100% due 06/10/2032		12,772	12,877

Epic Opera PLC
1.263% due 07/28/2016	GBP	4,450	6,586

First Horizon Alternative Mortgage Securities
2.560% due 09/25/2034		$381	336
2.592% due 06/25/2034		30	26
2.599% due 04/25/2035		2,802	2,327

First Horizon Asset Securities, Inc.
2.628% due 12/25/2034		1,474	1,352
5.242% due 06/25/2035		988	933

GMAC Mortgage Corp. Loan Trust
3.214% due 08/19/2034		116	107

Granite Master Issuer PLC
0.384% due 12/20/2054		18	17

Greenwich Capital Commercial Funding Corp.
5.381% due 03/10/2039		3,516	3,601

GS Mortgage Securities Corp.
4.761% due 07/10/2039		11,240	12,140

GSR Mortgage Loan Trust
0.545% due 04/25/2032		311	260
0.685% due 05/25/2035		33	27
1.956% due 05/25/2034		169	142
2.651% due 09/25/2035		604	591
2.659% due 09/25/2035		925	748
2.751% due 06/25/2034		1,645	1,318
2.792% due 09/25/2034		1,271	1,019
2.848% due 12/25/2034		1,363	1,034
2.858% due 01/25/2035		479	430
2.864% due 04/25/2035		60	54
3.011% due 05/25/2035		122	100
4.895% due 06/25/2034		33	33

Harborview Mortgage Loan Trust
2.643% due 06/19/2034		579	527
2.811% due 01/19/2035		487	386
3.026% due 05/19/2033		257	251

Holmes Master Issuer PLC
2.107% due 10/15/2054	EUR	265	337

Homestar Mortgage Acceptance Corp.
0.565% due 03/25/2034		$164	149

Impac CMB Trust
0.765% due 04/25/2035		424	334
0.885% due 10/25/2033		12	10

Indymac Index Mortgage Loan Trust
0.555% due 10/25/2036		1,329	795
1.105% due 08/25/2034		128	83
2.670% due 08/25/2034		169	143

Indymac Mortgage Loan Trust
5.495% due 08/25/2036		731	713

JPMorgan Chase Commercial Mortgage Securities Corp.
5.994% due 06/15/2049		2,382	2,386

JPMorgan Mortgage Trust
2.573% due 12/25/2034		731	707
2.764% due 07/25/2035		1,247	1,131

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	85

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.776% due 09/25/2035		$1,014	$869
2.924% due 08/25/2034		1,095	1,073
2.957% due 06/25/2035		86	68
3.055% due 07/25/2035		204	197

JPMorgan Re-REMIC
2.160% due 01/26/2037		126	125
5.068% due 08/27/2037		187	186
5.132% due 11/26/2035		1,376	1,221
5.437% due 01/27/2047		156	159
5.961% due 07/27/2037		117	117
6.000% due 02/27/2037		372	378

MASTR Adjustable Rate Mortgages Trust
2.736% due 03/25/2035		9,695	8,344

Mellon Residential Funding Corp.
0.722% due 06/15/2030		227	217

Merrill Lynch Floating Trust
0.779% due 07/09/2021		30,003	29,098

Merrill Lynch Mortgage Investors, Inc.
0.455% due 02/25/2036		886	651
2.227% due 03/25/2033		173	171

Merrill Lynch/Countrywide Commercial Mortgage Trust
5.656% due 02/12/2039		1,000	1,010

MLCC Mortgage Investors, Inc.
0.475% due 04/25/2029		181	164
0.495% due 11/25/2035		527	441
0.705% due 03/25/2030		130	115
0.745% due 05/25/2029		568	525
0.805% due 01/25/2030		404	364
1.239% due 10/25/2035		843	735
2.208% due 04/25/2029		846	734
2.283% due 02/25/2036		1,713	1,516
2.303% due 04/25/2035		3,843	3,434
2.306% due 05/25/2029		85	81

Morgan Stanley Capital, Inc.
5.037% due 01/14/2042		12,378	12,628
5.439% due 02/12/2044		15,269	16,089
5.610% due 04/15/2049		924	953
5.781% due 04/12/2049		8,805	9,026
5.852% due 12/12/2049		17	18

Morgan Stanley Dean Witter Capital
1.927% due 03/25/2033		913	806

Morgan Stanley Mortgage Loan Trust
0.515% due 09/25/2035		66	58
0.695% due 07/25/2034		293	264
5.438% due 01/25/2035		4,255	4,031

MortgageIT Trust
0.545% due 08/25/2035		486	402

RBSCF Trust
5.223% due 08/16/2048		400	443
5.331% due 02/16/2044		400	446
5.336% due 05/16/2047		400	437

RBSSP Resecuritization Trust
0.745% due 03/26/2036		931	901

Residential Asset Securitization Trust
0.795% due 08/25/2033		144	133

RMAC Securities PLC
1.141% due 06/12/2044	GBP	4,764	5,694

Sequoia Mortgage Trust
0.514% due 01/20/2035		$100	83
0.544% due 12/20/2034		683	623
0.564% due 11/20/2034		138	123
0.965% due 11/22/2024		19	18
1.144% due 12/20/2032		4,685	4,225
2.632% due 04/20/2035		502	481

Structured Adjustable Rate Mortgage Loan Trust
0.645% due 06/25/2035		344	322
2.736% due 07/25/2034		401	375

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.740% due 02/25/2034		$67	$65
2.768% due 03/25/2035		3,903	3,293
2.818% due 04/25/2034		366	316
2.819% due 02/25/2035		2,226	1,651
2.840% due 11/25/2034		8,020	7,319
2.853% due 03/25/2034		201	195

Structured Asset Mortgage Investments, Inc.
0.493% due 07/19/2035		1,312	1,151
0.903% due 10/19/2034		1,494	1,331
0.943% due 02/19/2035		259	219
1.083% due 02/19/2033		1,197	996
2.587% due 12/19/2034		2,857	2,496

Structured Asset Securities Corp.
2.601% due 01/25/2032		13	10
2.712% due 06/25/2033		82	77
2.758% due 01/25/2034		198	180
2.772% due 04/25/2033		62	59
3.025% due 11/25/2032		1,419	1,166
5.500% due 05/25/2035		2,964	2,942

Thornburg Mortgage Securities Trust
0.465% due 06/25/2047		9,687	9,664
0.785% due 03/25/2044		187	156
5.520% due 10/25/2046		129	126
5.554% due 07/25/2036		137	136

Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020		7,658	7,134
0.417% due 06/15/2049		378	330
5.421% due 04/15/2047		5,111	5,292
5.922% due 06/15/2049		3,604	3,712

WaMu Mortgage Pass-Through Certificates
0.515% due 07/25/2045		110	88
0.555% due 01/25/2045		89	74
0.565% due 07/25/2045		132	109
0.575% due 01/25/2045		6,072	4,951
0.578% due 10/25/2044		1,765	1,389
0.605% due 01/25/2045		876	644
0.608% due 06/25/2044		334	235
1.147% due 02/25/2046		141	109
1.401% due 11/25/2041		1,022	852
1.547% due 04/25/2044		82	66
2.390% due 02/27/2034		175	175
2.413% due 11/25/2041		1,976	1,639
2.447% due 12/25/2035		290	250
2.475% due 10/25/2034		140	136
2.483% due 03/25/2035		416	384
2.589% due 06/25/2034		341	341

Wells Fargo Mortgage-Backed Securities Trust
2.508% due 09/25/2033		310	311
2.616% due 01/25/2035		767	690
2.616% due 03/25/2035		1,518	1,413
2.627% due 06/25/2035		827	830
2.628% due 06/25/2035		78	78
4.699% due 01/25/2034		194	195
4.744% due 12/25/2033		77	77
5.610% due 04/25/2036		186	175
5.750% due 01/25/2036		640	662

Windermere CMBS PLC
0.864% due 08/22/2016	EUR	1,971	2,356

Total Mortgage-Backed Securities (Cost $294,008)			301,713

ASSET-BACKED SECURITIES 2.2%

Asset-Backed Securities Corp. Home Equity
0.520% due 09/25/2034		$25	22

Bear Stearns Asset-Backed Securities Trust
0.695% due 11/25/2039		111	101
0.695% due 12/25/2042		77	69
1.445% due 03/25/2043		112	87

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Chase Funding Mortgage Loan Asset-Backed Certificates
0.985% due 10/25/2032		$60	$51
4.396% due 02/25/2030		66	66

Citibank Omni Master Trust
2.992% due 08/15/2018		450	473

Countrywide Asset-Backed Certificates
0.525% due 11/25/2035		230	225
0.635% due 11/25/2034		74	69
0.945% due 12/25/2033		85	69
1.095% due 04/25/2035		2,260	1,447

Credit Suisse First Boston Mortgage Securities Corp.
0.995% due 10/25/2032		48	36

EFS Volunteer LLC
1.120% due 07/26/2027		1,300	1,302

Equity One ABS, Inc.
4.860% due 07/25/2033		258	217

First Franklin Mortgage Loan Asset-Backed Certificates
0.545% due 01/25/2036		5,000	3,849
1.070% due 05/25/2034		8,567	6,600

Green Tree
7.000% due 04/25/2038		22	22

Harvest CLO S.A.
1.587% due 03/29/2017	EUR	2,477	3,086

JPMorgan Mortgage Acquisition Corp.
0.435% due 05/25/2035		$2,683	2,404

Lehman XS Trust
0.515% due 12/25/2035		4,380	2,918
0.525% due 08/25/2035		361	285
1.147% due 11/25/2035		233	162

Leopard CLO BV
1.268% due 04/07/2019	EUR	1,141	1,426

Magi Funding PLC
1.314% due 04/11/2021		232	277

Mid-State Trust
5.745% due 01/15/2040		$730	769
5.787% due 10/15/2040		116	122
6.005% due 08/15/2037		65	69
6.340% due 10/15/2036		9,634	9,493
7.340% due 07/01/2035		28	29

Morgan Stanley ABS Capital
1.100% due 03/25/2034		1,381	1,104

Morgan Stanley Home Equity Loan Trust
0.920% due 12/25/2034		23	23

North Carolina State Education Assistance Authority
0.916% due 10/26/2020		157	156

Option One Mortgage Loan Trust
0.845% due 04/25/2033		85	71
1.085% due 02/25/2033		51	41

Origen Manufactured Housing
6.480% due 01/15/2037		90	93

Residential Asset Securities Corp.
1.025% due 11/25/2034		83	72

SLM Student Loan Trust
0.616% due 01/25/2021		142	142
1.966% due 04/25/2023		463	479
3.500% due 08/17/2043		254	250

Structured Asset Securities Corp.
0.645% due 05/25/2034		130	115

Vanderbilt Mortgage Finance
9.000% due 10/07/2030		381	397

Total Asset-Backed Securities (Cost $38,115)			38,688

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 10.3%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$5,000	$5,888
6.500% due 06/10/2019		15,000	17,962

Canada Housing Trust
3.800% due 06/15/2021	CAD	850	946

Mexico Government International Bond
6.250% due 06/16/2016	MXN	10,100	798
6.500% due 06/10/2021		403,000	32,826
6.500% due 06/09/2022		130,000	10,578
7.750% due 12/14/2017		200,000	17,029
10.000% due 12/05/2024		523,800	55,116

Province of Ontario
2.450% due 06/29/2022		$25,900	25,643
4.000% due 06/02/2021	CAD	2,000	2,177

Province of Quebec
3.500% due 07/29/2020		$1,200	1,323
4.500% due 12/01/2020	CAD	1,400	1,568

Russia Government International Bond
7.500% due 03/31/2030		$1,005	1,210

South Africa Government International Bond
8.250% due 09/15/2017	ZAR	73,600	9,662

Total Sovereign Issues (Cost $173,177)			182,726

SHORT-TERM INSTRUMENTS 19.3%

CERTIFICATES OF DEPOSIT 0.7%

Banco do Brasil S.A.
0.000% due 06/28/2013		$12,600	12,469

COMMERCIAL PAPER 1.0%

British Telecommunications PLC
0.900% due 10/29/2012		800	798

Xstrata Finance Canada Ltd.
0.480% due 07/09/2012		15,800	15,798

			16,596

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
REPURCHASE AGREEMENTS 7.3%

Banc of America Securities LLC
0.190% due 07/02/2012	$33,200	$33,200
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 0.375% - 1.250% due 03/15/2014 - 06/15/2015 valued at $33,946. Repurchase proceeds are $33,201)
0.200% due 07/02/2012	33,200	33,200
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 0.875% - 2.000% due 02/28/2017 - 02/15/2022 valued at $34,079. Repurchase proceeds are $33,201)

Barclays Capital, Inc.
0.160% due 07/02/2012	4,400	4,400

(Dated 06/29/2012. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $2,243 and U.S. Treasury Inflation Protected Securities 1.875% due 07/15/2013 valued at $2,246. Repurchase proceeds are $4,400.)

BNP Paribas Securities Corp.
0.280% due 07/02/2012	15,000	15,000
(Dated 06/29/2012. Collateralized by Fannie Mae 4.000% due 06/01/2042 valued at $15,622. Repurchase proceeds are $15,000.)

Goldman Sachs Group, Inc. (The)
0.190% due 07/02/2012	5,800	5,800
(Dated 06/29/2012. Collateralized by Fannie Mae 3.500% due 07/01/2042 valued at $5,998. Repurchase proceeds are $5,800.)

JPMorgan Securities, Inc.
0.200% due 07/02/2012	37,400	37,400
(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 0.250% - 1.500% due 04/30/2014 - 07/31/2016 valued at $38,197. Repurchase proceeds are $37,401.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

State Street Bank and Trust Co.
0.010% due 07/02/2012		$387	$387
(Dated 06/29/2012. Collateralized by U.S. Treasury Bonds 6.250% due 05/15/2030 valued at $397. Repurchase proceeds are $387.)

			129,387

SHORT-TERM NOTES 0.2%

Export-Import Bank of Korea
2.000% due 10/21/2012		4,000	4,007

JAPAN TREASURY BILLS 4.7%
0.099% due 09/10/2012 - 10/01/2012 (d)	JPY	6,610,000	82,677

MEXICO TREASURY BILLS 5.4%
4.488% due 07/05/2012 - 09/27/2012 (d)	MXN	1,289,800	95,906

U.S. TREASURY BILLS 0.0%
0.206% due 06/27/2013 (g)		$700	699

Total Short-Term Instruments (Cost $340,827)			341,741

Total Investments 124.1% (Cost $2,165,823)			$2,192,110

Other Assets and Liabilities (Net) (24.1%)			(426,245)

Net Assets 100.0%			$1,765,865

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Securities with an aggregate market value of $1,554 have been pledged as collateral as of June 30, 2012 for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended June 30, 2012 was $16,177 at a weighted average interest rate of (0.955%). On June 30, 2012, there were no open reverse repurchase agreements.
(i)	Short sales outstanding on June 30, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.000%	07/01/2042	$40,000	$40,925	$(41,044)
Fannie Mae	3.500%	07/01/2042	2,000	2,101	(2,103)
Fannie Mae	5.500%	07/01/2042	15,000	16,365	(16,364)
				$59,391	$(59,511)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	87

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

(j)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	EUR	5,179		$6,771	BOA	$216	$0	$216
07/2012		10,416		13,490	BPS	308	0	308
07/2012		1,912		2,502	BRC	82	0	82
07/2012		3,564		4,665	FBF	154	0	154
07/2012		26,314		34,794	HUS	1,490	0	1,490
07/2012		14,033		18,128	JPM	368	0	368
07/2012		11,437		14,548	RBC	79	(6)	73
07/2012		1,900		2,418	RYL	14	0	14
07/2012	MXN	270,800		21,077	HUS	780	0	780
07/2012		$3,607	EUR	2,880	BPS	38	0	38
07/2012		1,534		1,161	HUS	0	(64)	(64)
07/2012		323		256	JPM	1	0	1
07/2012		2,562		2,048	UAG	30	0	30
07/2012		6,026	JPY	480,000	FBF	0	(21)	(21)
07/2012		10,078		800,000	UAG	0	(70)	(70)
07/2012	ZAR	78,030		$9,869	HUS	357	0	357
08/2012	EUR	1,463		1,826	BPS	0	(25)	(25)
08/2012	MXN	139,040		9,884	BRC	0	(481)	(481)
08/2012		370,810		26,264	HUS	0	(1,418)	(1,418)
08/2012		493,462		35,093	JPM	0	(1,745)	(1,745)
08/2012		384,319		27,683	MSC	0	(1,008)	(1,008)
08/2012		290,695		20,287	UAG	0	(1,414)	(1,414)
08/2012		$294	MXN	3,887	JPM	2	(6)	(4)
09/2012	CAD	4,779		$4,649	UAG	0	(37)	(37)
09/2012	GBP	6,283		9,715	BPS	0	(123)	(123)
09/2012		3,808		5,899	BRC	0	(64)	(64)
09/2012		6,273		9,756	JPM	0	(67)	(67)
09/2012	JPY	1,070,000		13,504	BRC	104	0	104
09/2012		650,490		8,222	CBK	76	0	76
09/2012		1,280,000		16,117	FBF	85	0	85
09/2012		134,118		1,674	GSC	0	(6)	(6)
09/2012		247,315		3,087	JPM	1	(12)	(11)
09/2012		2,950,000		37,331	UAG	386	0	386
09/2012	MXN	596,802		42,865	MSC	0	(1,507)	(1,507)
09/2012		272,011		19,541	UAG	0	(696)	(696)
09/2012		$559	GBP	360	RYL	5	0	5
10/2012	JPY	800,000		$10,091	UAG	70	0	70
						$4,646	$(8,770)	$(4,124)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Investments, at value
Bank Loan Obligations	$0	$10,004	$0	$10,004
Corporate Bonds & Notes
Banking & Finance	35,047	239,124	0	274,171
Industrials	0	29,124	0	29,124
Utilities	0	13,454	0	13,454
Municipal Bonds & Notes
California	0	3,421	0	3,421

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 06/30/2012
Illinois	$0	$804	$0	$804
New York	0	5,336	0	5,336
Ohio	0	859	0	859
South Carolina	0	367	0	367
U.S. Government Agencies	0	704,333	12,310	716,643
U.S. Treasury Obligations	0	273,059	0	273,059
Mortgage-Backed Securities	0	301,713	0	301,713
Asset-Backed Securities	0	38,688	0	38,688
Sovereign Issues	0	182,726	0	182,726
Short-Term Instruments
Certificates of Deposit	0	12,469	0	12,469
Commercial Paper	0	16,596	0	16,596
Repurchase Agreements	0	129,387	0	129,387
Short-Term Notes	0	4,007	0	4,007
Japan Treasury Bills	0	82,677	0	82,677
Mexico Treasury Bills	0	51,158	44,748	95,906
U.S. Treasury Bills	0	699	0	699
	$35,047	$2,100,005	$57,058	$2,192,110

Short Sales, at value	$0	$(59,511)	$0	$(59,511)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$4,646	$0	$4,646

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(8,770)	$0	$(8,770)
Totals	$35,047	$2,036,370	$57,058	$2,128,475

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2012:

Category and Subcategory	Beginning Balance at 02/29/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012 (8)
Investments, at value
U.S. Government Agencies	$0	$12,381	$0	$0	$0	$(71)	$0	$0	$12,310	$(71)
Short-Term Instruments
Mexico Treasury Bills	0	43,454	0	22	0	1,272	0	0	44,748	1,272
Totals	$0	$55,835	$0	$22	$0	$1,201	$0	$0	$57,058	$1,201

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended June 30, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2012	89

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

June 30, 2012

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$4,646	$0	$4,646

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$8,770	$0	$8,770

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency transactions	$0	$0	$0	$980	$0	$980

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(4,124)	$0	$(4,124)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$216	$(260)	$(44)
BPS	197	(360)	(163)
BRC	(359)	0	(359)
CBK	75	0	75
FBF	218	(270)	(52)
GSC	(6)	0	(6)
HUS	1,145	(3,240)	(2,095)
JPM	(1,456)	0	(1,456)
MSC	(2,515)	(646)	(3,161)
RBC	73	(140)	(67)
RYL	19	0	19
UAG	(1,731)	855	(876)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

90	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2012

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to nineteen funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value The NAV of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE Arca and the bond markets, as determined by Securities Industry and Financial Markets Association (“SIFMA”), are open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

ANNUAL REPORT	JUNE 30, 2012	91

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Equalization Each Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares.

(f) New Accounting Pronouncements In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. Management has evaluated the amendments to the ASU and anticipates modifications to the fair value disclosure to enhance the description of the valuation methods.

In December 2011, FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other

92	PIMCO ETF TRUST

June 30, 2012

than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment Manager (the “Manager”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset

ANNUAL REPORT	JUNE 30, 2012	93

Notes to Financial Statements (Cont.)

cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2012, the Funds had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable

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rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

(f) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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(h) When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee (or receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

(c) Securities Lending The Funds listed below may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. The securities out on loan are required to be secured by cash collateral at least equal to 102% of the domestic and 105% of the foreign loans market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund and PIMCO Money Market Fund (see table below for designations), and records a liability for the return of the collateral, during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the lending agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

The Funds did not have any securities on loan at the close of the period.

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. Treasury Index Fund	PIMCO Government Money Market Fund
PIMCO Investment Grade Corporate Bond Index Fund	PIMCO Money Market Fund
PIMCO Enhanced Short Maturity Strategy Fund	PIMCO Money Market Fund

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty

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over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations

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tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager, minimizes counterparty risks to the

Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at the annual rate based on average daily net assets (the “Management Fee”). The Management Fee for each Fund is charged at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0.15%
PIMCO Broad U.S. Treasury Index Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Fund	0.20%
PIMCO Broad U.S. TIPS Index Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Fund	0.20%
PIMCO Australia Bond Index Fund	0.45%
PIMCO Canada Bond Index Fund	0.45%
PIMCO Germany Bond Index Fund	0.45%
PIMCO Build America Bond Strategy Fund	0.45%
PIMCO Enhanced Short Maturity Strategy Fund	0.35%
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund	0.60%
PIMCO Intermediate Municipal Bond Strategy Fund	0.35%
PIMCO Short Term Municipal Bond Strategy Fund	0.35%
PIMCO Total Return Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”)

of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2012, each Fund was permitted to reimburse the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.

(c) Fund Expenses The Funds bear other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organization expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and each other committee chair receives an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, until October 31, 2012, to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and

100	PIMCO ETF TRUST

June 30, 2012

pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2012, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Fund	$299
PIMCO 3-7 Year U.S. Treasury Index Fund	66
PIMCO 7-15 Year U.S. Treasury Index Fund	68
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	79
PIMCO Broad U.S. Treasury Index Fund	54
PIMCO 1-5 Year U.S. TIPS Index Fund	99
PIMCO 15+ Year U.S. TIPS Index Fund	74
PIMCO Broad U.S. TIPS Index Fund	70
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	71
PIMCO Investment Grade Corporate Bond Index Fund	79
PIMCO Australia Bond Index Fund	38
PIMCO Canada Bond Index Fund	41
PIMCO Germany Bond Index Fund	29
PIMCO Build America Bond Strategy Fund	94
PIMCO Enhanced Short Maturity Strategy Fund	119
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund	66
PIMCO Intermediate Municipal Bond Strategy Fund	88
PIMCO Short Term Municipal Bond Strategy Fund	85
PIMCO Total Return Exchange-Traded Fund	165

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO 1-5 Year U.S. TIPS Index Fund	$0	$146,599
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	5,488	9,639
PIMCO Investment Grade Corporate Bond Index Fund	4,498	0
PIMCO Build America Bond Strategy Fund	0	9,616
PIMCO Enhanced Short Maturity Strategy Fund	366,157	529,964
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund	4,516	0
PIMCO Short Term Municipal Bond Strategy Fund	0	0
PIMCO Total Return Exchange-Traded Fund	81,304	6,530

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended June 30, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2012	Dividend Income
PIMCO Build America Bond Strategy Fund	$0	$1,700	$(1,700)	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2012	101

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, including, without limitation, to reflect changes in the component securities of the Index, such as reconstitutions, additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Fund	$75,778	$10,602	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	7,757	8,630	0	0
PIMCO 7-15 Year U.S. Treasury Index Fund	4,115	3,979	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	9,659	10,627	0	0
PIMCO Broad U.S. Treasury Index Fund	36,913	37,404	0	0
PIMCO 1-5 Year U.S. TIPS Index Fund	324,662	325,794	0	0
PIMCO 15+ Year U.S. TIPS Index Fund	36,801	37,624	0	0
PIMCO Broad U.S. TIPS Index Fund	5,101	5,947	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	0	0	320,672	45,716
PIMCO Investment Grade Corporate Bond Index Fund	0	0	182,113	8,049
PIMCO Australia Bond Index Fund	0	0	32,889	7,786
PIMCO Canada Bond Index Fund	0	0	30,541	13,165
PIMCO Germany Bond Index Fund	0	0	14,085	10,853
PIMCO Build America Bond Strategy Fund	0	0	24,519	19,597
PIMCO Enhanced Short Maturity Strategy Fund	2,040,203	2,046,429	1,485,909	924,133
PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund	59,103	65,360	46,589	15,548
PIMCO Intermediate Municipal Bond Strategy Fund	0	0	74,374	12,324
PIMCO Short Term Municipal Bond Strategy Fund	0	0	25,879	5,868
PIMCO Total Return Exchange-Traded Fund	3,865,253	2,875,024	928,118	120,090

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of securities included in its Index together with a deposit of a specified cash payment. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing

102	PIMCO ETF TRUST

June 30, 2012

services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

	Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
All Funds (except PIMCO Australia Bond Index Fund, PIMCO Canada Bond Index Fund and PIMCO Germany Bond Index Fund)	$500	3.00%	2.00%
PIMCO Australia Bond Index Fund, PIMCO Canada Bond Index Fund and PIMCO Germany Bond Index Fund	$1,000	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2012, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Fund	$35,716	$10,034
PIMCO 7-15 Year U.S. Treasury Index Fund	27,320	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	191,364	118,992
PIMCO Broad U.S. Treasury Index Fund	15,461	7,248
PIMCO 1-5 Year U.S. TIPS Index Fund	294,931	481,222
PIMCO 15+ Year U.S. TIPS Index Fund	213,728	162,369
PIMCO Broad U.S. TIPS Index Fund	46,088	0

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

ANNUAL REPORT	JUNE 30, 2012	103

Notes to Financial Statements (Cont.)

As of June 30, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)	Qualified Late-Year Loss Deferral(5)
PIMCO 1-3 Year U.S. Treasury Index Fund	$0	$0	$335	393	$(92)	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	0	17	148	971	(68)	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Fund	0	91	91	1,401	(92)	0	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0	1,106	0	22,873	(1,080)	(2,520)	0	0
PIMCO Broad U.S. Treasury Index Fund	0	582	0	530	(66)	0	0	0
PIMCO 1-5 Year U.S. TIPS Index Fund	0	3,404	552	7,183	(3,225)	0	0	0
PIMCO 15+ Year U.S. TIPS Index Fund	0	1,050	0	41,084	(1,127)	(2,560)	(80)	0
PIMCO Broad U.S. TIPS Index Fund	0	447	10	8,778	(427)	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	0	1,984	0	2,569	(1,636)	(50)	0	0
PIMCO Investment Grade Corporate Bond Index Fund	0	861	0	9,101	(721)	(408)	(17)	0
PIMCO Australia Bond Index Fund	0	56	0	758	(33)	0	(6)	0
PIMCO Canada Bond Index Fund	0	151	0	319	(65)	0	0	0
PIMCO Germany Bond Index Fund	0	0	0	(108)	(23)	0	0	0
PIMCO Build America Bond Strategy Fund	0	721	492	2,583	(224)	0	0	0
PIMCO Enhanced Short Maturity Strategy Fund	0	1,734	0	5,814	(1,577)	0	(1,280)	0
PIMCO Global Advantage Inflation Linked-Bond Strategy Fund	0	269	0	(272)	(73)	0	0	0
PIMCO Intermediate Municipal Bond Strategy Fund	297	167	48	5,929	(335)	0	0	0
PIMCO Short-Term Municipal Bond Strategy Fund	98	0	5	249	(96)	0	0	0
PIMCO Total Return Exchange-Traded Fund	0	16,514	0	26,114	(11,799)	0	0	0

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through June 30, 2012 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2011 through June 30, 2012 and Ordinary losses realized during the period January 1, 2012 through June 30, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration Year of Accumulated Capital Losses (amounts in thousands)
	2013	2014	2015	2016	2017	2018	2019
PIMCO 1-3 Year U.S. Treasury Index Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	0	0	0	0	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Fund	0	0	0	0	0	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0	0	0	0	0	0	363
PIMCO Broad U.S. Treasury Index Fund	0	0	0	0	0	0	0
PIMCO 1-5 Year U.S. TIPS Index Fund	0	0	0	0	0	0	0
PIMCO 15+ Year U.S. TIPS Index Fund	0	0	0	0	0	0	0
PIMCO Broad U.S. TIPS Index Fund	0	0	0	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	0	0	0	0	0	0	0
PIMCO Investment Grade Corporate Bond Index Fund	0	0	0	0	0	0	0
PIMCO Australia Bond Index Fund	0	0	0	0	0	0	0
PIMCO Canada Bond Index Fund	0	0	0	0	0	0	0
PIMCO Germany Bond Index Fund	0	0	0	0	0	0	0
PIMCO Build America Bond Strategy Fund	0	0	0	0	0	0	0
PIMCO Enhanced Short Maturity Strategy Fund	0	0	0	0	0	0	0
PIMCO Global Advantage Inflation Linked-Bond Strategy Fund	0	0	0	0	0	0	0
PIMCO Intermediate Municipal Bond Strategy Fund	0	0	0	0	0	0	0
PIMCO Short-Term Municipal Bond Strategy Fund	0	0	0	0	0	0	0
PIMCO Total Return Exchange-Traded Fund	0	0	0	0	0	0	0

104	PIMCO ETF TRUST

June 30, 2012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new losses for an unlimited period. Additionally, such capital losses that are carried over retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of June 30, 2012, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Fund	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	0	0
PIMCO 7-15 Year U.S. Treasury Index Fund	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	2,119	37
PIMCO Broad U.S. Treasury Index Fund	0	0
PIMCO 1-5 Year U.S. TIPS Index Fund	0	0
PIMCO 15+ Year U.S. TIPS Index Fund	2,560	0
PIMCO Broad U.S. TIPS Index Fund	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	50	0
PIMCO Investment Grade Corporate Bond Index Fund	408	0
PIMCO Australia Bond Index Fund	0	0
PIMCO Canada Bond Index Fund	0	0
PIMCO Germany Bond Index Fund	0	0
PIMCO Build America Bond Strategy Fund	0	0
PIMCO Enhanced Short Maturity Strategy Fund	0	0
PIMCO Global Advantage Inflation Linked-Bond Strategy Fund	0	0
PIMCO Intermediate Municipal Bond Strategy Fund	0	0
PIMCO Short-Term Municipal Bond Strategy Fund	0	0
PIMCO Total Return Exchange-Traded Fund	0	0

As of June 30, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(6)
PIMCO 1-3 Year U.S. Treasury Index Fund	$134,114	$408	$(15)	$393
PIMCO 3-7 Year U.S. Treasury Index Fund	20,877	973	(2)	971
PIMCO 7-15 Year U.S. Treasury Index Fund	35,675	1,405	(4)	1,401
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	146,862	22,873	0	22,873
PIMCO Broad U.S. Treasury Index Fund	18,935	535	(5)	530
PIMCO 1-5 Year U.S. TIPS Index Fund	986,406	8,404	(1,221)	7,183
PIMCO 15+ Year U.S. TIPS Index Fund	333,231	41,085	(1)	41,084
PIMCO Broad U.S. TIPS Index Fund	99,942	8,781	(3)	8,778
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	318,909	5,412	(2,843)	2,569
PIMCO Investment Grade Corporate Bond Index Fund	244,485	9,292	(191)	9,101
PIMCO Australia Bond Index Fund	24,887	756	(16)	740
PIMCO Canada Bond Index Fund	17,774	319	0	319
PIMCO Germany Bond Index Fund	2,917	5	(111)	(106)
PIMCO Build America Bond Strategy Fund	34,242	2,594	(11)	2,583
PIMCO Enhanced Short Maturity Strategy Fund	1,705,801	7,194	(1,380)	5,814
PIMCO Global Advantage Inflation Linked-Bond Strategy Fund	28,566	248	(514)	(266)
PIMCO Intermediate Municipal Bond Strategy Fund	147,673	6,212	(283)	5,929
PIMCO Short-Term Municipal Bond Strategy Fund	42,808	284	(34)	250
PIMCO Total Return Exchange-Traded Fund	2,166,040	31,234	(5,164)	26,070

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and straddle loss deferral on foreign currency contracts for federal income tax purposes.

ANNUAL REPORT	JUNE 30, 2012	105

Notes to Financial Statements (Cont.)

June 30, 2012

For the fiscal years ended June 30, 2012 and June 30, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2012				June 30, 2011
	Tax-Exempt Income Distributions	Ordinary Income Distributions(7)	Long-Term Capital Gain Distributions	Return of Capital(8)	Tax-Exempt Income Distributions	Ordinary Income Distributions(7)	Long-Term Capital Gain Distributions	Return of Capital(8)
PIMCO 1-3 Year U.S. Treasury Index Fund	$0	$874	$124	$0	$0	$821	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Fund	0	372	61	0	0	1,280	7	0
PIMCO 7-15 Year U.S. Treasury Index Fund	0	433	40	0	0	724	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Fund	0	2,723	0	0	0	1,798	0	0
PIMCO Broad U.S. Treasury Index Fund	0	354	0	0	0	126	0	0
PIMCO 1-5 Year U.S. TIPS Index Fund	0	15,747	388	0	0	28,201	0	0
PIMCO 15+ Year U.S. TIPS Index Fund	0	8,084	0	0	0	9,472	0	0
PIMCO Broad U.S. TIPS Index Fund	0	1,951	0	0	0	1,887	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	0	9,093	0	0	0	41	0	0
PIMCO Investment Grade Corporate Bond Index Fund	0	5,061	0	0	0	1,795	0	0
PIMCO Australia Bond Index Fund	0	524	0	0	NA	NA	NA	NA
PIMCO Canada Bond Index Fund	0	153	0	0	NA	NA	NA	NA
PIMCO Germany Bond Index Fund	0	22	0	62	NA	NA	NA	NA
PIMCO Build America Bond Strategy Fund	0	1,957	0	0	0	1,263	0	0
PIMCO Enhanced Short Maturity Strategy Fund	0	17,295	0	0	0	9,351	0	0
PIMCO Global Advantage Inflation Linked-Bond Strategy Fund	0	0	0	0	NA	NA	NA	NA
PIMCO Intermediate Municipal Bond Strategy Fund	2,633	94	38	0	1,550	82	0	0
PIMCO Short-Term Municipal Bond Strategy Fund	340	12	12	0	273	0	0	0
PIMCO Total Return Exchange-Traded Fund	0	7,240	0	0	NA	NA	NA	NA

(7)	Includes short-term capital gains, if any, distributed.
(8)

Portion of distributions made that represents a tax return of capital. Return of capital distribution have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Manager has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

106	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO 1-3 Year U.S. Treasury Index Fund, PIMCO 3-7 Year U.S. Treasury Index Fund, PIMCO 7-15 Year U.S. Treasury Index Fund, PIMCO 25+Year Zero Coupon U.S. Treasury Index Fund, PIMCO Broad U.S. Treasury Index Fund, PIMCO 1-5 Year U.S. TIPS Index Fund, PIMCO 15+ Year U.S. TIPS Index Fund, PIMCO Broad U.S. TIPS Index Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Fund, PIMCO Investment Grade Corporate Bond Index Fund, PIMCO Australia Bond Index Fund, PIMCO Canada Bond Index Fund, PIMCO Germany Bond Index Fund, PIMCO Build America Bond Strategy Fund, PIMCO Enhanced Short Maturity Strategy Fund, PIMCO Global Advantage® Inflation-Linked Bond Strategy Fund, PIMCO Intermediate Municipal Bond Strategy Fund, PIMCO Short Term Municipal Bond Strategy Fund, and PIMCO Total Return Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter referred to as the “Funds”) at June 30 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 17, 2012

ANNUAL REPORT	JUNE 30, 2012	107

Federal Income Tax Information

(Unaudited)

Exempt Interest Dividends. Pursuant to Section 852(b)(5) of the Internal Revenue Code, the Funds below designated the following percentages of income dividends paid as exempt interest dividends for the fiscal year ended June 30, 2012:

PIMCO Intermediate Municipal Bond Strategy Fund	100%
PIMCO Short-Term Municipal Bond Strategy Fund	100%

Long Term Capital Gain Designations. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the following amounts as capital gain dividends for the fiscal year ended June 30, 2012:

PIMCO 1-3 Year U.S. Treasury Index Fund	$124,166
PIMCO 3-7 Year U.S. Treasury Index Fund	60,709
PIMCO 7-15 Year U.S. Treasury Index Fund	40,166
PIMCO 1-5 Year U.S. TIPS Index Fund	387,679
PIMCO Intermediate Municipal Bond Strategy Fund	37,904
PIMCO Short-Term Municipal Bond Strategy Fund	12,283

108	PIMCO ETF TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	USD	United States Dollar
CLP	Chilean Peso	JPY	Japanese Yen	ZAR	South African Rand

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed	Q-SBLF	Qualified School Bond Loan Fund
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security

ANNUAL REPORT	JUNE 30, 2012	109

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Trustees

Name, Year of Birth and Position Held with Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/2009 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director PIMCO Strategic Global Government Fund, Inc.	161	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	154	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	02/2009 to Present	Private Investor; Formerly, President, Houston Zoo. Formerly, Director, PCM Fund, Inc.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Vern O. Curtis (1934) Trustee	02/2009 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

J. Michael Hagan (1939) Trustee	02/2009 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, PCM Fund, Inc.	154	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust;

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	154	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

William J. Popejoy (1938) Trustee	02/2009 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	154	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

110	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director, and Chief Compliance Officer, PIMCO.

William H. Gross (1944) Senior Vice President	02/2009 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	02/2009 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operation Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific Region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King, Jr. (1962) Vice President - Senior Counsel, Secretary	11/2008 to present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Peter G. Strelow (1970) Vice President	02/2009 to present	Managing Director, PIMCO.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Donald W. Suskind (1973) Vice President	05/2009 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	11/2008 to present	Executive Vice President, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Assistant Treasurer	02/2009 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	02/2009 to present	Senior Vice President, PIMCO.

ANNUAL REPORT	JUNE 30, 2012	111

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

112	PIMCO ETF TRUST

Approval of the Investment Management Agreement for the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund and PIMCO Total Return Exchange-Traded Fund

(Unaudited)

On November 8, 2010, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Trust’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund, a new series of the Trust, for an initial two-year term.

On May 23, 2011, the Board of the Trust, including all of the Independent Trustees, approved the Agreement with PIMCO on behalf of the PIMCO Total Return Exchange-Traded Fund, a new series of the Trust (together with the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund, the “New Funds”), for an initial two-year term. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each series of the Trust for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	INFORMATION RECEIVED

(a) Materials Reviewed: The Trustees received a wide variety of materials relating to the services to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreement, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management services and supervisory and administrative services to the New Funds.

(b) Review Process: In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the New Funds and their shareholders.

(b) Other Services: The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent and quality of the supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreement. The Board considered PIMCO’s provision of these services to the other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

ANNUAL REPORT	JUNE 30, 2012	113

Approval of the Investment Management Agreement for the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund and PIMCO Total Return Exchange-Traded Fund (Cont.)

3.	INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreement was considered, the Trustees did not receive or consider investment performance information.

4.	MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing the management fees for the New Funds, it considers a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to potential investors in the New Funds.

The Board reviewed the proposed management fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to the management fees, the Board reviewed data from Lipper that compared the average and median management fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ estimated total expenses to other funds in the Peer Group Expense Comparisons provided by Lipper and found the New Funds’ estimated total expenses to be reasonable.

With respect to the PIMCO Total Return Exchange-Traded Fund, the Board discussed the proposed fees in light of the fees charged by the PIMCO Total Return Fund, a series of PIMCO Funds with similar strategies. The Board noted the differences between the two products, which justified different fees. The Board also considered that PIMCO manages a separate account with investment strategies that are similar to that of the PIMCO Total Return Exchange-Traded Fund; however, the management fee for the Fund includes supervisory and administration services in addition to investment management services and, thus, the separate account does not provide a meaningful comparison. At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the PIMCO Global Advantage Inflation-Linked Bond Strategy Fund; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts.

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the advisory and supervisory and admin-

istrative services it requires for a unified fee, and in return, PIMCO provides or procures such services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified fee leads to fund fees that are fixed, rather than variable. The Board concluded that the New Funds’ proposed management fees were reasonable in relation to the value of the services to be provided and that the supervisory and administrative expenses assumed contractually by PIMCO under the Agreement represent, in effect, a cap on fund fees that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if each New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each New Fund by waiving a portion of its management fee or reimbursing the New Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the New Fund exceeds 0.49 basis points during the New Fund’s first fiscal year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreement would likely benefit the New Funds and their shareholders.

5.	ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that each New Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit of the New Funds’ shareholders.

114	PIMCO ETF TRUST

(Unaudited)

6.	ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreement was fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the fees and other amounts paid to PIMCO by the New Funds, and that the approval of the Agreement was in the best interests of the New Funds and their shareholders.

ANNUAL REPORT	JUNE 30, 2012	115

General Information

Investment Manager

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1775 I Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

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ETF3001AR_063012

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)     The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a) Fiscal Year Ended	Audit Fees
	June 30, 2012	$389,124
	June 30, 2011	275,871

	(b) Fiscal Year Ended	Audit-Related Fees(1)
June 30, 2012
	June 30, 2011	—

	(c) Fiscal Year Ended	Tax Fees(2)
June 30, 2012
	June 30, 2011	—

	(d) Fiscal Year Ended	All Other Fees(3)
June 30, 2012
	June 30, 2011	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)      Not applicable.

g)

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2012	June 30, 2011
PIMCO ETF Trust	$-	$-
Pacific Investment Management Company LLC (“PIMCO”)	4,957,898	2,712,636
Allianz Global Investors Fund Management LLC	787,530	797,685
Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.)	4,118,031	3,373,920

Totals	$9,863,459	$6,884,241

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 31, 2012

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 30, 2012